                                                      Registration No. 811-2753
                                                      Registration No. 2-59353
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |_|
         Post-Effective Amendment No.   31                           |X|
                                      -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|
         Post-Effective Amendment No.   31                           |X|
                                      -----
                        (Check appropriate box or boxes)

                                    SBL FUND

               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001

                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (913) 295-3127

                                                    Copies To:
          John D. Cleland, President                Amy J. Lee, Secretary
          SBL Fund                                  SBL Fund
          700 Harrison Street                       700 Harrison Street
          Topeka, KS 66636-0001                     Topeka, KS 66636-0001
          (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)
|_|   on April 30, 1997, pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on April 30, 1997, pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|X|   on April 30, 1997, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              --------------------

Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its shares of Common Stock. The Registrant filed the Notice required by 24f-2 on February 27, 1996.

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                                    SBL FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER       CAPTION

PART A            PROSPECTUS

 1.               Cover Page
 2.               Table of Contents
 2a.              Not Applicable
 3.               Financial Highlights; Performance Information
 4.               Investment Objectives and Policies of the Series
 5.               Management of the Fund; Portfolio Management; Custodian,
                  Transfer Agent and Dividend-Paying Agent
 6.               General Information; Organization; Contractowner Inquiries;
                  Distributions and Federal Income Tax Considerations;
                  Foreign Taxes
 7.               Sale and Redemption of Shares; Determination of Net Asset
                  Value; Trading Practices and Brokerage
 8.               Sale and Redemption of Shares
 9.               Not Applicable

PART B            STATEMENT OF ADDITIONAL INFORMATION

10.               Cover Page
11.               Table of Contents
12.               What is SBL Fund?
13. Investment Objectives and Policies of the Series; Investment Policy Limitations
14.               Officers and Directors; Ownership and Management
15.               Remuneration of Directors and Others
16. Investment Management; Portfolio Management; Custodian, Transfer Agent and Dividend-Paying Agent
17.               Portfolio Transactions; Portfolio Turnover
18.               Capital Stock and Voting
19. Sale and Redemption of Shares; Determination of Net Asset Value; Repurchase Agreements
20.               Distributions and Federal Income Tax Considerations;
                  Foreign Taxes
21.               Not Applicable
22.               Performance Information
23.               Financial Statements; Independent Auditors

SBL Fund


PROSPECTUS
May 1, 1997


[SBL Logo]

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--------------------------------------------------------------------------------
SBL FUND

Member of the Security Benefit Group of Companies
700 Harrison, Topeka, Kansas 66636-0001

                                   PROSPECTUS

                                   MAY 1, 1997


       SBL Fund (the "Fund") is an open-end, diversified series management investment company offering portfolios with different investment objectives and strategies.

       SERIES A (GROWTH SERIES) seeks long-term capital growth by investing in a broadly-diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks and bonds and other debt securities.

       SERIES B (GROWTH-INCOME SERIES) seeks long-term growth of capital with secondary emphasis on income. Series B seeks these objectives by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities which may include higher yielding, higher risk securities ordinarily characteristic of securities in the lower rating categories of the recognized rating services.

       SERIES C (MONEY MARKET SERIES) seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

       SERIES D (WORLDWIDE EQUITY SERIES) seeks long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

       SERIES E (HIGH GRADE INCOME SERIES) seeks to provide current income with security of principal by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by U.S. and foreign governments.


       SERIES S (SOCIAL AWARENESS SERIES) seeks capital appreciation by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities that meet certain social criteria established for the Series.


       SERIES J (EMERGING GROWTH SERIES) seeks capital appreciation by investing in a diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

       SERIES K (GLOBAL AGGRESSIVE BOND SERIES) seeks high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

       SERIES M (SPECIALIZED ASSET ALLOCATION SERIES) seeks high total return, consisting of capital appreciation and current income. The Series seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

       SERIES N (MANAGED ASSET ALLOCATION SERIES) seeks a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

       SERIES O (EQUITY INCOME SERIES) seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.


       SERIES P (HIGH YIELD SERIES) seeks high current income and as a secondary objective, capital appreciation by investing in a combination of domestic and foreign high-yield, lower rated debt securities (commonly known as "junk bonds").

       SERIES V (VALUE SERIES) seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, and warrants which the Investment Manager believes are undervalued.

       AN INVESTMENT IN THE FUND, INCLUDING AN INVESTMENT IN SERIES C, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. IN ADDITION TO OTHER RISKS, THE HIGH YIELD, HIGH RISK BONDS IN WHICH SERIES B, SERIES K, SERIES N, SERIES O AND SERIES P MAY INVEST ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS.


       The Fund's shares are sold to Security Benefit Life Insurance Company ("SBL") for allocation to one or more separate accounts established for funding variable life insurance policies and variable annuity contracts issued by SBL.


       This Prospectus sets forth concisely the information that a prospective investor should know about SBL Fund. It should be read and retained for future reference. A Statement of Additional Information about the Fund, dated May 1, 1997, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

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                                       1

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--------------------------------------------------------------------------------
                                SBL FUND CONTENTS

                                                                          Page
Financial Highlights.....................................................   3
SBL Fund.................................................................   5
Investment Objectives and Policies of the Series.........................   5
     Series A (Growth Series)............................................   5
     Series B (Growth-Income Series).....................................   5
     Series C (Money Market Series)......................................   6
     Series D (Worldwide Equity Series)..................................   7
     Series E (High Grade Income Series).................................   8
     Series S (Social Awareness Series)..................................   9
     Series J (Emerging Growth Series)...................................  10
     Series K (Global Aggressive Bond Series)............................  10
     Series M (Specialized Asset Allocation Series)......................  12
     Series N (Managed Asset Allocation Series)..........................  13
     Series O (Equity Income Series).....................................  16
     Series P (High Yield Series)........................................  17
     Series V (Value Series).............................................  19
Investment Methods and Risk Factors......................................  19
Management of the Fund...................................................  29
Portfolio Management.....................................................  31
Sale and Redemption of Shares............................................  32
Distributions and Federal Income Tax Considerations......................  33
Foreign Taxes............................................................  33
Determination of Net Asset Value.........................................  33
Trading Practices and Brokerage..........................................  34
Performance Information..................................................  34
General Information......................................................  35
     Organization........................................................  35
     Custodian, Transfer Agent and Dividend-Paying Agent.................  35
     Contractowner Inquiries.............................................  35


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                                       2

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                                    SBL FUND
                              FINANCIAL HIGHLIGHTS


     The following financial highlights for each of the years presented have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1995, should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, the Fund's independent auditors, appearing in the December 31, 1995 Annual Report which is incorporated by reference in this Prospectus. The Fund's Annual Report also contains additional information about the performance of the Fund and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the years preceding and including the period ended December 31, 1990 is not covered by the report of Ernst & Young LLP. The financial highlights information for Series P, for the period August 5, 1996 (date of inception) to December 31, 1996, has not been audited.


                             Net
                            Gain                                                                           Ratio
          Net              (Loss)             Divi-                                                          Of      Net
         Asset             On Sec-   Total    dends                                               Net     Expenses  Income
Fiscal   Value     Net     urities    From    (From    Distri-                    Net            Assets      To     (Loss)   Port-
Year     Begin-  Invest-   (Real-    Invest-   Net     butions  Return           Asset           End Of    Aver-      To     folio
Ended    ning     ment     ized &     ment    Invest-   (From     Of    Total    Value    Total  Period     age     Average  Turn-
 Dec.     Of     Income    Unreal-   Opera-    ment    Capital  Capi-  Distri-   End Of  Return  (Thou-     Net       Net    over
 31     Period   (Loss)     ized)    tions    Income)   Gains)   tal   butions   Period    (d)   sands)    Assets   Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------

                                                SERIES A
1986    $12.29  $0.27    $ 0.54    $ 0.81    $(0.37)    $---    $---  $(0.37)    $12.73   6.6%   $107,984  0.65%    2.19%    199%
1987     12.73   0.29(a)   0.711     1.001    (0.458)   (2.083)  ---   (2.541)    11.19   6.2%    127,627  0.64%    1.94%    249%
1988     11.19   0.36      0.776     1.136     ---      (0.006)  ---   (0.006)    12.32  10.2%    113,111  0.66%    2.47%    211%
1989     12.32   0.40      3.90      4.30     (0.37)     ---     ---   (0.37)     16.25  35.9%    144,576  0.79%    2.34%    113%
1990     16.25   0.30     (1.95)    (1.65)    (0.64)    (1.06)   ---   (1.70)     12.90  (9.8%)   165,554  0.85%    2.31%     98%
1991     12.90   0.29      4.34      4.63     (0.27)     ---     ---   (0.27)     17.26  36.1%    235,115  0.87%    1.97%     95%
1992     17.26   0.23      1.615     1.845    (0.242)   (0.533)  ---   (0.775)    18.33  11.1%    296,548  0.86%    1.46%     77%
1993     18.33   0.39      2.076     2.466    (0.224)   (0.752)  ---   (0.976)    19.82  13.7%    317,407  0.86%    2.01%    108%
1994     19.82   0.20     (0.442)   (0.242)   (0.38)    (3.198)  ---   (3.578)    16.00  (1.7%)   332,288  0.84%    1.13%     90%
1995(h)  16.00   0.18      5.648     5.828    (0.153)   (0.645)  ---   (0.798)    21.03  36.8%    519,891  0.83%    1.13%     83%

                                                SERIES B

1986    $14.47  $0.54    $ 2.20    $ 2.74    $(0.76)    $---     ---  $(0.76)    $16.45  19.2%   $ 59,079  0.66%    4.46%     26%
1987     16.45   0.63(a)   0.08      0.71     (0.937)   (0.513)  ---   (1.45)     15.71   3.6%     84,601  0.62%    3.31%     28%
1988     15.71   1.14      1.888     3.028     ---      (0.008)  ---   (0.008)    18.73  19.3%    106,620  0.64%    6.50%     33%
1989     18.73   0.65      4.61      5.26     (1.03)    (0.51)   ---   (1.54)     22.45  28.4%    163,155  0.79%    4.03%     52%
1990     22.45   0.70     (1.70)    (1.00)    (0.67)    (0.57)   ---   (1.24)     20.21  (4.4%)   197,472  0.87%    4.32%     62%
1991     20.21   0.58      6.953     7.533    (0.66)    (0.233)  ---   (0.893)    26.85  37.7%    348,969  0.86%    3.39%     62%
1992     26.85   0.65      0.999     1.649    (0.583)   (0.156)  ---   (0.739)    27.76   6.3%    467,208  0.86%    3.22%     56%
1993     27.76   0.64      2.009     2.649    (0.679)    ---     ---   (0.679)    29.73   9.6%    583,599  0.86%    2.63%     95%
1994     29.73   0.51     (1.34)    (0.83)    (0.680)   (1.68)   ---   (2.36)     26.54  (3.0%)   595,154  0.84%    2.07%     43%
1995(h)  26.54   0.79      7.16      7.95     (0.540)    ---     ---   (0.540)    33.95  30.1%    795,113  0.83%    2.70%     94%

                                                SERIES C

1986    $12.48  $0.75    $ ---      $0.75    $(1.15)    $---     ---  $(1.15)    $12.08   6.5%    $31,125  0.69%    6.12%    ---
1987     12.08   0.76(a)   ---       0.76     (1.43)     ---     ---   (1.43)     11.41   6.4%     44,463  0.66%    6.37%    ---
1988     11.41   0.822     ---       0.822    (0.002)    ---     ---   (0.002)    12.23   7.2%     82,904  0.65%    7.17%    ---
1989(a)  12.23   1.09      ---       1.09     (0.53)     ---     ---   (0.53)     12.79   9.0%     94,560  0.63%    8.58%    ---
1990(a)  12.79   1.00      ---       1.00     (1.05)     ---     ---   (1.05)     12.74   8.0%     73,599  0.60%    7.66%    ---
1991(a)  12.74   0.69      0.01      0.70     (0.92)     ---     ---   (0.92)     12.52   5.6%     86,610  0.61%    5.42%    ---
1992     12.52   0.43     (0.03)     0.40     (0.71)     ---     ---   (0.71)     12.21   3.2%     87,246  0.61%    3.19%    ---
1993     12.21   0.29      0.027     0.317    (0.437)    ---     ---   (0.437)    12.09   2.6%     99,092  0.61%    2.65%    ---
1994     12.09   0.41      0.035     0.445    (0.265)    ---     ---   (0.265)    12.27   3.7%    118,668  0.61%    3.70%    ---
1995(h)  12.27   0.74     (0.085)    0.655    (0.585)    ---     ---   (0.585)    12.34   5.4%    105,436  0.60%    5.27%    ---

                                                SERIES D

1986    $11.85  $1.50(a) $(0.97)   $ 0.53    $(0.76)    $---    ---   $(0.76)    $11.62   4.5%    $18,500  0.75%   12.41%     72%
1987     11.62   1.41(a)  (2.012)   (0.692)   (2.888)    ---    ---    (2.888)     8.13  (5.9%)    12,651  0.77%   12.71%    111%
1988      8.13   1.22     (0.82)     0.40      ---       ---    ---     ---        8.53   4.9%     12,310  0.67%   13.27%    108%
1989      8.53   1.14     (1.81)    (0.67)    (1.33)     ---    ---    (1.33)      6.53  (8.9%)    10,270  0.80%   13.97%    111%
1990      6.53   1.00     (2.30)    (1.30)    (1.26)     ---    ---    (1.26)      3.97 (22.7%)     5,522  0.93%   14.11%     96%
1991(a)(b)3.97   0.15      0.34      0.49     (0.55)     ---    ---    (0.55)      3.91  12.7%     11,688  1.58%    3.95%    113%
1992(a)   3.91   0.02     (0.122)   (0.102)   (0.048)    ---    ---    (0.048)     3.76  (2.6%)    25,183  1.62%    0.50%     81%
1993(a)   3.76   0.02      1.166     1.186    (0.006)    ---    ---    (0.006)     4.94  31.6%     98,252  1.42%    0.38%     70%
1994(a)   4.94   0.02      1.115     0.135    (0.005)    ---    ---    (0.005)     5.07   2.7%    147,033  1.34%    0.50%     82%
1995      5.07   0.05      0.4989    0.5489   (0.0009) (0.058)  ---    (0.0589)    5.56  10.9%    177,781  1.31%    0.90%    169%

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                                       3

------------------------------------------------------------------------------------------------------------------------------------
                             Net
                            Gain                                                                           Ratio
          Net              (Loss)             Divi-                                                          Of      Net
         Asset             On Sec-   Total    dends                                               Net     Expenses  Income
Fiscal   Value     Net     urities    From    (From    Distri-                    Net            Assets      To     (Loss)   Port-
Year     Begin-  Invest-   (Real-    Invest-   Net     butions  Return           Asset           End Of    Aver-      To     folio
Ended    ning     ment     ized &     ment    Invest-   (From     Of    Total    Value    Total  Period     age     Average  Turn-
 Dec.     Of     Income    Unreal-   Opera-    ment    Capital  Capi-  Distri-   End Of  Return  (Thou-     Net       Net    over
 31     Period   (Loss)     ized)    tions    Income)   Gains)   tal   butions   Period    (d)   sands)    Assets   Assets   Rate
------------------------------------------------------------------------------------------------------------------------------------

                                                SERIES E
1986    $11.19  $1.08(a) $(0.02)    $1.06    $(0.38)    $---     ---  $(0.38)    $11.87   9.7%    $22,261  0.76%    9.32%     44%
1987     11.87   0.93(a)  (0.658)    0.272    (1.662)    ---     ---   (1.662)    10.48   2.4%     22,025  0.75%    7.86%    138%
1988     10.48   1.02     (0.26)     0.76      ---       ---     ---    ---       11.24   7.3%     23,338  0.65%    9.17%     68%
1989     11.24   0.73      0.59      1.32     (0.91)     ---     ---   (0.91)     11.65  11.9%     34,811  0.78%    9.00%     56%
1990     11.65   0.82     (0.07)     0.75     (0.73)     ---     ---   (0.73)     11.67   6.7%     43,908  0.85%    8.83%     28%
1991     11.67   0.76      1.17      1.93     (0.78)     ---     ---   (0.78)     12.82  17.0%     63,602  0.86%    8.24%     24%
1992     12.82   0.78      0.168     0.948    (0.748)    ---     ---   (0.748)    13.02   7.4%     81,440  0.86%    7.41%     76%
1993     13.02   0.64      1.02      1.66     (0.79)    (0.11)   ---   (0.90)     13.78  12.6%    112,900  0.86%    6.21%    151%
1994     13.78   0.76     (1.713)   (0.953)   (0.69)    (0.617)  ---   (1.307)    11.52  (6.9%)   107,078  0.85%    6.74%    185%
1995(h)  11.52   0.74      1.36      2.10     (0.76)     ---     ---   (0.76)     12.86  18.6%    125,652  0.85%    6.60%    180%

                                                SERIES J

1992(c) $10.00  $0.01     $2.46     $2.47     $---      $---     ---    $---     $12.47  24.7%     $7,113  1.06%    0.22%      4%
1993     12.47  (0.01)     1.711     1.701    (0.001)    ---     ---   (0.001)    14.17  13.6%     42,096  0.91%   (0.14%)   117%
1994     14.17  (0.01)    (0.713)   (0.723)    ---      (0.007)  ---   (0.007)    13.44  (5.1%)    76,940  0.88%   (0.11%     91%
1995(h)  13.44   0.04      2.58      2.62      ---       ---     ---     ---      16.06  19.5%     93,379  0.84%    0.26%    202%

                                                SERIES S

1991(c) $10.00  $0.05     $0.50     $0.55     $---      $---     ---    $---     $10.55   5.5%     $2,711  1.00%    1.49%    162%
1992(a)  10.55   0.03      1.691     1.721    (0.021)    ---     ---   (0.021)    12.25  16.4%      9,653  0.92%    0.24%    110%
1993     12.25   0.02      1.432     1.452    (0.012)    ---     ---   (0.012)    13.69  11.9%     19,490  0.90%    0.23%    105%
1994     13.69   0.08     (0.595)   (0.515)   (0.02)    (0.185)  ---   (0.205)    12.97  (3.7%)    24,539  0.90%    0.75%     67%
1995(h)  12.97   0.09      3.507     3.597    (0.077)    ---     ---   (0.077)    16.49  27.7%     36,830  0.86%    0.75%    122%

                                                SERIES K

1995    $10.00  $0.54     $0.22     $0.76    $(0.466)  $(0.044) $(0.03)$(0.540)  $10.22   7.6%     $5,678  1.63%   11.03%    127%
(a)(e)(g)
                                                SERIES M

1995    $10.00  $0.169    $0.541    $0.71     $---      $---    $---    $---     $10.71   7.1%    $15,976  1.94%    3.2%     181%
(a)(e)
                                                SERIES N

1995    $10.00  $0.156    $0.574    $0.73     $---      $---    $---    $---     $10.73   7.3%    $10,580  1.90%    2.8%      26%
(a)(e)
                                                SERIES O

1995    $10.00  $0.166    $1.534    $1.70     $---      $---    $---    $---     $11.70  17.0%    $13,528  1.40%    3.0%       3%
(a)(e)


                                                SERIES P

1996    $15.00  $0.51     $0.48     $0.99     $---      $---    $---    $---     $15.99   6.6%     $2,665  0.28%    8.24%    151%
(a)
(f)(g)



(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.


(b) Effective May 1, 1991, the investment objective of Series D was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

(c) The dates of inception for Series J and S were October 1, 1992 and May 1, 1991 respectively. On these dates the respective Series commenced operations each with a net asset value of $10 per share. Percentage amounts for the initial periods of each series have been annualized, except for total return.


(d) Total return information does not take into account (i) any sales charges paid at the time of purchase, (ii) expenses of the separate account, or
     (iii) expenses of the related variable annuity or variable life insurance contract. Inclusion of these charges would reduce the total return information for all periods shown.


(e) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.


(f) Series P was initially capitalized on August 5, 1996 with a net asset value of $15 per share. Percentage amounts for the period, except annual return, have been annualized.

(g) Fund expenses were reduced by the Investment Manager during the periods, and expense ratios absent such reimbursement for Series K and Series P would have been 2.03% and 0.88%, respectively.

(h) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:


                                1995                            1995
                                ----                            ----
                  Series A     0.83%              Series E     0.85%
                  Series B     0.83%              Series J     0.83%
                  Series C     0.60%              Series S     0.84%

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                                       4

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SBL FUND

     SBL Fund (the "Fund"), a Kansas corporation, was organized on May 26, 1977, to serve as the investment vehicle for certain of Security Benefit Life Insurance Company's ("SBL") variable annuity and variable life separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts established for the purpose of funding variable annuity and variable life insurance contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund.

     The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its agencies or instrumentalities, or purchase more than 10 percent of the outstanding voting securities of any issuer. In addition, no Series will invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations is set forth in the Fund's "Statement of Additional Information."

     It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither SBL nor SBL Fund currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contractowners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policyowners and contractowners resulting from changes in state insurance law, changes in federal income tax regulation, changes in the investment management of any portfolio of the underlying fund, and the differences between voting instructions given by policyowners and contractowners. The Board will determine what action, if any, should be taken in response to any such conflicts. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, SBL would bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale resulting from a larger combined fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved. Some of the risks involved are described below and in the Statement of Additional Information. The investment objective and policies of each Series may be modified at any time without stockholder approval. However, each of the Series is subject to certain investment policy limitations set forth in the Statement of Additional Information, which may not be changed without stockholder approval. Each of the Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and policies. See the discussion of borrowing under "Investment Methods and Risk Factors." Pending investment in other securities or to meet potential redemptions or expenses, each Series may invest in certificates of deposit issued by banks, bank demand accounts, repurchase agreements and high quality money market instruments.

SERIES A (GROWTH SERIES)

     The investment objective of Series A is to seek long-term capital growth by investing in those securities which, in the opinion of the Investment Manager, have the most long-term capital growth potential. Series A seeks to achieve its objective by investing primarily in a broadly diversified portfolio of common stocks (which may include American Depositary Receipts (ADRs)) or securities with common stock characteristics, such as securities convertible into common stocks. Series A may also invest in preferred stocks, bonds and other debt securities. Income potential will be considered to the extent doing so is consistent with Series A's investment objective of long-term capital growth. Series A may invest its assets temporarily in cash and money market instruments for defensive purposes. Series A may invest up to 5 percent of its assets in warrants (other than those attached to other securities). Series A invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. From time to time, Series A may purchase securities on a "when issued" or "delayed delivery" basis. For a detailed discussion of ADRs and the purchase of securities on a "when issued" or "delayed delivery" basis, see "Investment Methods and Risk Factors."

SERIES B (GROWTH-INCOME SERIES)

     The investment objective of Series B is long-term growth of capital with secondary emphasis on income. Series B seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks, which may include ADRs, but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the "Statement of Additional Information," in connection with the offer contained in this Prospectus, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund, the investment adviser, or the distributor.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------

and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; and (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"). In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends. From time to time, Series B may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     With respect to Series B's investment in debt securities, there is no percentage limitation on the amount of its assets that may be invested in securities within any particular rating classification. See the Statement of Additional Information for a description of corporate bond ratings. Series B may invest in securities which are at the time of purchase rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). In addition, Series B may invest in higher yielding, longer-term fixed-income securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities which are at the time of purchase rated Ba or lower by Moody's or BB or lower by S&P. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Series B will invest in lower rated securities and unrated securities of comparable quality, the achievement of the Series' investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

     For the year ended December 31, 1995, the dollar weighted average of Series B's debt securities had the following credit quality characteristics.

    INVESTMENT                           PERCENT OF NET ASSETS
U.S. Government Securities.....................      0%
Rated Fixed Income Securities
     A.........................................      0%
     Baa/BBB...................................      0%
     Ba/BB.....................................    5.2%
     B.........................................   10.5%
     Caa/CCC...................................     .1%
Unrated Securities Comparable in Quality to
     A.........................................      0%
     Ba/BB.....................................      0%
     B.........................................      0%
     Caa/CCC...................................      0%
                                                  -----
Total..........................................   15.8%

     The above table is intended solely to provide disclosure about the Series` asset composition during the year ended December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     As discussed above, Series B may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Series expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15 percent of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5 percent of its net assets. See the discussion of the risks associated with investing in foreign securities and Brady Bonds under "Investment Methods and Risk Factors" -- "Emerging Markets Risks," "Foreign Investment Risks" and "Brady Bonds."

     For a detailed discussion of risks associated with high yield investing and ADRs, respectively, see "Investment Methods and Risk Factors" -- "Risks Associated with Investments in High-Yield Lower-Rated Debt Securities" and "American Depositary Receipts (ADRs)." The Series may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10 percent of its total assets will be invested in illiquid securities. See "Investment Methods and Risk Factors" -- "Restricted Securities."

SERIES C (MONEY MARKET SERIES)

     The investment objective of Series C is to seek as high a level of current income as is consistent with preservation of capital, similar to the objective associated with a "money market" fund or series. The Series will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments (e.g., instruments rated Aaa or Prime-1 by Moody's or AAA or A-1 by S&P or unrated securities that are determined to be of equivalent quality by the Investment Manager under procedures adopted by the Fund's Board of Directors). Series C may also invest up to 5 percent of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., instruments rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). Series C will purchase only securities that the Investment Manager determines present minimal credit risk under procedures adopted by the Fund's Board of Directors and that satisfy the quality requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The Series may invest in money market instruments with varying maturities (but not longer than thirteen months), consisting of obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) (see the Statement of Additional Information for a description of the differing levels of guarantees associated with these types of securities) and instruments fully collateralized with such obligations such as repurchase agreements; obligations of banks or savings and loan associations that are members of

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

the Federal Deposit Insurance Corporation, and instruments fully collateralized with such obligations such as repurchase agreements (the additional risks involved in such agreements are discussed under "Investment Methods and Risk Factors"); or commercial paper issued by corporations or other corporate debt instruments, subject to the limitations on investment in instruments in the second-highest rating category, discussed above. The Statement of Additional Information contains a description of commercial paper and corporate bond ratings.

     Series C may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on Variable Rate Instruments is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Series C determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the 1940 Act which allows the Series to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Certain of the securities purchased by Series C may be restricted as to disposition under the federal securities laws provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10 percent of total assets will be invested in illiquid securities. See the description of such securities under "Investment Methods and Risk Factors" -- "Restricted Securities."

     Investment in Series C involves minimal market risk and, to reduce the effect of fluctuating interest rates on the net asset value of its shares, Series C intends to maintain a dollar weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Series C investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations. The Statement of Additional Information contains a description of the principal types of securities and instruments in which Series C will invest.

SERIES D (WORLDWIDE EQUITY SERIES)

     The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Series D will seek to achieve its objective through investment in a diversified portfolio of securities which will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Series may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations.

     Series D will at all times invest at least 65 percent or more of its assets in at least three countries, one of which may be the United States. The Series is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. Series D may invest substantially or primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. When a defensive position is deemed advisable in the judgment of the Series' Sub-Adviser, Lexington Management Corporation ("Lexington"), Series D may temporarily invest up to 100 percent of its assets in debt obligations consisting of repurchase agreements, money market instruments of foreign or domestic companies and the U.S. Government and foreign governments, governmental and international organizations. The Series will be moved into a defensive position when, in the judgment of Lexington, conditions in the securities markets would make pursuing the Series' basic investment strategy inconsistent with the best interests of the shareholders.

     Series D is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, Lexington ordinarily considers such factors as prospects for relative economic growth between the U.S and other countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social and national factors--all in relation to the prevailing prices of the securities in each country or region.

     Investments may be made in companies based in (or governments of or within) such areas and countries as Lexington may determine from time to time. Series D may invest in companies located in developing countries without limitation. See the discussion of risks associated with investment in securities of foreign issuers under "Investment Methods and Risk Factors" -- "Currency Risk," "Foreign Investment Risks" and "Emerging Markets Risks."

     Although the Series does not intend to invest for the purpose of seeking short-term profits, the Series' investments may be changed whenever Lexington deems it appropriate to do so, without regard to the length of time a particular security has been held. Series D may enter into forward foreign currency exchange contracts and may purchase or

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                                       7

--------------------------------------------------------------------------------

sell foreign currencies on a "spot" (i.e., cash) basis. Series D may enter into such forward contracts to hedge certain of its portfolio positions when Lexington deems it appropriate to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio. The Series may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. Series D will not attempt to hedge all of its portfolio positions. Series D intends to limit portfolio hedging transactions to not more than 70 percent of its total assets. See the discussion of "Forward Currency Transactions" under "Investment Methods and Risk Factors."

     Series D may from time to time employ or enter into the following investment practices. Series D may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. See the discussion of forward commitments under "Investment Methods and Risk Factors." Series D may write covered call options. Such an option on an underlying portfolio security would obligate the Series to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until the stated expiration date of the option. The Series may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10 percent of its total assets will be invested in illiquid securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements which are described under "Investment Methods and Risk Factors."

SERIES E (HIGH GRADE INCOME SERIES)

     The investment objective of Series E is to provide current income with security of principal. In pursuing its investment objective, the Series will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage backed securities ("MBSs"). Under normal circumstances, the Series will invest at least 65 percent of its assets in U.S. Government securities and securities rated A or higher by Moody's or S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager.

     Series E may invest in corporate debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to the Fund's Statement of Additional Information for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

     Series E may invest up to 25 percent of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Series will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     U.S. Government securities are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. These include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The diversification rules under Section 817(h) of the Internal Revenue Code limit the ability of Series E to invest more than 55 percent of its assets in the securities of any one U.S. Government agency or instrumentality.

     Series E may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or a province thereof, and Canadian corporate debt securities. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

--------------------------------------------------------------------------------
                                       8

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Series E may invest in Yankee CDs which are  certificates of deposit issued by a
U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Series also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Series' investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     Series E may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Series will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     Series E may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors."

     Series E may, for defensive purposes, invest part or all of its assets in money market instruments such as those appropriate for investment by Series C.

SERIES S (SOCIAL AWARENESS SERIES)


     The investment objective of Series S is to seek capital appreciation. In seeking its objective, Series S will invest in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities. From time to time, the Series may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Series may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Series' social criteria are satisfied.

     Series S may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net assets. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25 percent of the Series' net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors."


     Series S will seek investments that comply with the Series' social criteria and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Series may be limited as compared to those of similar funds which do not impose such restrictions on investment.


     Series S will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Series will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. Series S will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Series may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Series will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. In addition to its own research with respect to an issuer's activities, the
Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg, Domini & Co., Inc. and Franklin


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Insight,  Inc.  Investment  selection  on the  basis of social  attributes  is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Series.


     If after purchase of an issuer's securities by Series S, it is determined that such securities do not comply with the Series' social criteria, the securities will be eliminated from the Series' portfolio within a reasonable time. This requirement may cause the Series to dispose of a security at a time when it may be disadvantageous to do so.

SERIES J (EMERGING GROWTH SERIES)

     The investment objective of Series J is to seek capital appreciation by investing in a diversified portfolio of common stocks (which may include ADRs), preferred stocks, debt securities, and securities convertible into common stocks. On a temporary basis, there may be times when Series J may invest its assets in cash or money market instruments for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential.
Current income will not be a factor in selecting investments, and any such income should be considered incidental. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies.

     Series J may also invest in larger companies where opportunities for above-average capital appreciation appear favorable.

     Series J may purchase securities on a "when issued" or "delayed delivery" basis as described under "Investment Methods and Risk Factors." The Series may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. Futures contracts (and options thereon) and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

     In seeking capital appreciation, Series J may, during certain periods, trade to a substantial degree in securities for the short term. That is, the Series may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

     The primary investment objective of Series K is to seek to provide high current income. Capital appreciation is a secondary objective. As used herein, the term "bond" is used to describe any type of debt security. Under normal circumstances, the Series will invest at least 65 percent of its total assets in bonds as defined herein. The Series under normal circumstances invests substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and (iii) emerging markets. The Series selects particular debt securities in each sector based on their relative investment merits. Within each area, the Series selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Series may invest consist of bonds, notes, debentures and other similar instruments. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series may also invest in securities that are in default as to payment of principal and/or interest. See "Investment Methods and Risk Factors" -- "Risks Associated with Investments in High-Yield Lower-Rated Debt Securities." Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Series' ability to achieve its investment objectives is thus more dependent on the credit analysis of the Series' Sub-Advisers, Lexington and MFR Advisors, Inc. ("MFR"), than would be the case if the Series were to invest in higher quality bonds. Investors should purchase shares only as a supplement to an overall investment program and only if willing to undertake the risks involved.

     For the period June 1, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Series K's holdings (excluding equities) had the following credit quality characteristics.

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    INVESTMENT                           PERCENT OF NET ASSETS
U.S. Government Securities.....................      0%
Cash and other Assets, Less Liabilities........    6.8%
Rated Fixed Income Securities
     AAA.......................................    4.9%
     AA........................................    7.0%
     A.........................................   13.9%
     Baa/BBB...................................   20.7%
     Ba/BB.....................................   14.0%
     B.........................................    9.9%
     Caa/CCC...................................      0%
Unrated Securities Comparable in Quality to
     A.........................................    5.2%
     Baa/BBB...................................    3.8%
     Ba/BB.....................................    3.2%
     B.........................................   10.6%
     Caa/CCC...................................       0%
                                               ---------
Total..........................................  100.0%

The foregoing table is intended solely to provide disclosure about Series K's asset composition for the period June 1, 1995 (date of inception) to December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, Lexington currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by Lexington and MFR and approved by the Fund's Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above;
(ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     Because of the special risks associated with investing in emerging markets, an investment in the Series should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets which are in addition to the usual risks of investing in developed foreign markets around the world. See the discussion of the risks of investing in emerging markets under "Investment Methods and Risk Factors" -- "Emerging Markets Risks."

     The Series' investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations, "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The Series may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. Series K also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks. The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. For a more detailed discussion of these instruments and the risks associated with investing therein, see "Sovereign Debt," "Loan Participations and Assignments" and "Brady Bonds" under "Investment Methods and Risk Factors."

     The Series intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Series' investment objectives, Lexington and MFR may employ a temporary defensive investment strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100 percent of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Series' investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, or if unrated, determined to be of comparable quality by Lexington or MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by Lexington or MFR. It is impossible to predict whether, when or for how long the Series will employ defensive strategies. To the extent the Series adopts a temporary defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Series shares or to meet ordinary daily cash needs, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

     The Series invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept

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the  risks  entailed  in  such  investments,  which  are  different  from  those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" -- "Currency Risk" and "Foreign Investment Risks."

     Lexington and MFR will seek to allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, Lexington and MFR intend to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series. Securities held by the Series may be invested in without limitation as to maturity. Lexington and MFR evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques, although the Series is not committed to using such techniques and may be fully exposed to changes in currency exchange rates.

     In seeking to protect against currency exchange rate or interest rate changes that are adverse to its present or prospective positions, the Series may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. The Series may purchase call and put options and write such options on a "covered" basis. The Series also may enter into interest rate currency and index swaps and purchase or sell related caps, floors and collars and other derivatives. The Series may enter into derivatives securities transactions without limit. See the discussion of "Forward Currency Transactions," "Options," "Futures Contracts and Related Options," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors." There can be no assurance that the Series' risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." Series K may invest up to 5 percent of its total assets in zero coupon securities. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)

     The investment objective of Series M is to seek high total return, consisting of capital appreciation and current income. The Series seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Series will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. See "Investment Methods and Risk Factors" for a discussion of the additional risks associated with investment in foreign securities and REITs and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Series is not required to maintain a portion of its assets in each of the permitted investment categories. The Series, however, under normal circumstances will maintain a minimum of 35 percent of its total assets in equity securities and 10 percent in debt securities. The Series will not invest more than 55 percent of its total assets in money market instruments (except when in a temporary defensive position), more than 80 percent of its total assets in foreign securities, nor more than 20 percent of its total assets in gold stocks.

     The Investment Manager receives quantitative investment research from Meridian Investment Management Corporation ("Meridian"), which research the Investment

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Manager uses in strategically allocating the Series' assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk.

     The Investment Manager then determines (based on the results of Meridian's analysis) which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Series' assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential. Although the Investment Manager anticipates relying on much of the research provided by Meridian, the Investment Manager has ultimate responsibility for the selection of the investment categories and the sectors within those categories.

     The Investment Manager identifies sectors of the domestic and international economy (based on the research provided by Meridian) in which the Series will invest and then determines which equity securities to purchase within the identified countries and/or sectors. The Investment Manager may utilize certain analytical research provided by Templeton/Franklin Investment Services , Inc. ("Templeton") in selecting equity securities, including gold stocks, for Series
M. Templeton analyzes and monitors analytical research provided by third parties and makes recommendations regarding equity securities in the identified sectors based on such research. The Investment Manager has ultimate responsibility for all buy and sell decisions of Series M and may determine not to use analytical research provided by Templeton.

     With respect to the selection of debt securities for the Series, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Series may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Series to achieve its investment objective.

     The debt securities in which the Series may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments.

     The  Series  may  invest in  investment  grade  mortgage-backed  securities
(MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series will not invest in an MBS if, as a result of such investment, more than 25 percent of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" -- "Mortgage-Backed Securities," below.

     The Series may write covered call options and purchase put options on securities, financial indices and foreign currencies, and may enter into futures contracts. The Series may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5 percent of the Series' net assets. The total market value of securities against which the Series has written call options may not exceed 25 percent of its total assets. The Series will not commit more than 5 percent of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Series' total return and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. Futures contracts and options and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

SERIES N (MANAGED ASSET ALLOCATION SERIES)

     The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

     The Series is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Over the long term, the Series expects to allocate its assets so that approximately 40 percent of such assets will be in the fixed income sector (as defined below) and approximately 60 percent in the equity sector (as defined below). Under normal market conditions, this mix may vary over shorter time periods within the ranges set forth below:

                                    Range
     Fixed Income Sector            30-50%
     Equity Sector                  50-70%

     The primary consideration in varying from the 60-40 allocation will be the outlook of the Series' Sub-Adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done

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gradually  and T. Rowe Price will not  attempt to  precisely  "time" the market.
There is, of course, no guarantee that T. Rowe Price's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

     Assets allocated to the fixed income portion of the Series will be invested primarily in U.S. and foreign investment grade bonds, high yield bonds, short-term investments and currencies, as needed to gain exposure to foreign markets. Assets allocated to the equity portion of the Series primarily will be invested in the common stocks of a diversified group of U.S. and foreign large and small companies, currencies, as needed to gain exposure to foreign markets, and futures contracts.

     The Series' fixed income sector will be allocated among investment grade, high yield, U.S. and non-dollar debt securities and currencies generally within the ranges indicated below:

     Investment Grade               50-100%
     High Yield                       0-30%
     Non-dollar                       0-30%
     Cash Reserves                    0-20%

Investment  grade debt  securities  include long,  intermediate  and  short-term investment grade debt securities (e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by T. Rowe Price). The weighted average maturity for this portion (investment grade debt securities) of the Series portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies of at least three countries. See "Investment Methods and Risk Factors" -- "Foreign Investment Risks" and "Currency Risk" and the Statement of Additional
Information for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Series may also purchase bonds in default if, in the opinion of T. Rowe Price, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" -- "Risks Associated with High-Yield Lower-Rated Debt Securities" and the Statement of Additional Information for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. Securities which may be held as cash reserves include liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by
T. Rowe Price. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     For the period June 1, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Series N's holdings (excluding equities) had the following credit quality characteristics.

    INVESTMENT                           PERCENT OF NET ASSETS
U.S. Government Securities.....................    9.2%
Cash and other Assets, Less Liabilities........    0.6%
Rated Fixed Income Securities
     AAA.......................................    1.3%
     AA........................................    1.4%
     A.........................................    4.6%
     Baa/BBB...................................    3.9%
     Ba/BB.....................................    1.7%
     B.........................................    6.7%
     Caa/CCC...................................      0%
Unrated Securities Comparable in Quality to
     A.........................................      0%
     Baa/BBB...................................      0%
     Ba/BB.....................................      0%
     B.........................................      0%
     Caa/CCC...................................      0%
                                               ---------
Total..........................................  29.40%

The foregoing table is intended solely to provide disclosure about Series N's asset composition for the period June 1, 1995 (date of inception) to December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies and futures, generally within the ranges indicated below:

     Large Cap                      45-100%
     Small Cap                        0-30%
     Non-dollar                       0-35%

     Large Cap securities generally include stocks of well-established companies with capitalization over $1 billion which can produce increasing dividend income.

     Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. T. Rowe Price intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances,

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however, investment may be substantially in one or two countries.

     Futures may be used to gain exposure to equity markets where there is insufficient cash to purchase a diversified portfolio of stocks. Currencies may also be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $30 million in assets, the composition of the Series' portfolio may vary significantly from the percent limitations and ranges above. This might occur because, at lower asset levels, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over.

     The Series may invest up to 35 percent of its total assets in U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, including investment in emerging markets, see "Investment Methods and Risk Factors" -- "Foreign Investment Risks" and "Emerging Markets Risks."

     The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors" -- "Currency Risk." To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors" -- "Forward Currency Transactions." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may also write call and put options on a covered basis and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25 percent of the Series' net assets. The Series may enter into foreign futures and options transactions. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" -- "Hybrid Instruments."


     The Series may acquire illiquid securities in an amount not exceeding 15 percent of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5 percent of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). Series N may invest in securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. For a discussion of restricted and when issued securities, see "Investment Methods and Risk Factors."


     The Series may invest in asset-backed securities, which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series may also invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of

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securities,  "interest  only" (IO) and  "principal  only" (PO) bonds.  There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as T. Rowe Price believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3 percent of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors" -- "Lending of Portfolio Securities."

SERIES O (EQUITY INCOME SERIES)

     The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Series emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Series' investments is expected to be a significant contributor to the Series' total return. The Series' income yield is expected to be significantly above that of the Standard & Poor's 500 Stock Index ("S&P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

     The investment program of the Series is based on several premises. First, the Series' Sub-Adviser, T. Rowe Price, believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, T. Rowe Price believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

     To achieve its objective, the Series, under normal circumstances, will invest at least 65 percent of its assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by T. Rowe Price. To enhance capital appreciation potential, the Series also uses a value-oriented approach, which means it invests in stocks it believes are currently undervalued in the market place. The Series' investments will generally be made in companies which share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price-earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to the company's underlying value as measured by assets, earnings, cash flow or business franchises.

     The Series may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities). The Series would invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality.

     Series O may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Series. Such securities may include securities rated below investment grade (e.g., securities rated Ba or lower by Moody's or BB or lower by S&P). The Series will not purchase such a security (commonly referred to as a "junk bond") if immediately after such purchase the Series would have more than 10 percent of its total assets invested in such securities. See "Investment Methods and Risk Factors" -- "Risks Associated with Investment in High-Yield Lower-Rated Debt Securities" for a discussion of the risks associated with investing in such securities.

     For the period June 1, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Series O's holdings (excluding equities) had the following credit quality characteristics.

    INVESTMENT                           PERCENT OF NET ASSETS
U.S. Government Securities.....................      0%
Cash and other Assets, Less Liabilities........    4.0%
Rated Fixed Income Securities
     A.........................................      0%
     Baa/BBB...................................      0%
     Ba/BB.....................................      0%
     B.........................................    1.0%
     Caa/CCC...................................      0%
Unrated Securities Comparable in Quality to
     A.........................................      0%
     Baa/BBB...................................      0%
     Ba/BB.....................................    0.7%
     B.........................................      0%
     Caa/CCC...................................      0%
                                                  -----
Total..........................................    5.7%

The foregoing table is intended solely to provide disclosure about Series O's asset composition for the period June 1, 1995 (date of inception) to December 31, 1995. The asset

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composition after this may or may not be approximately the same as shown above.

     Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities and warrants, when considered consistent with the Series' investment objective and program.

     The Series' investments in foreign securities include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). The Series may invest up to 25 percent of its total assets in foreign securities. See the discussion of the risks associated with investing in foreign securities under "Investment Methods and Risk Factors," "American Depositary Receipts (ADRs)," "Currency Risk" and "Foreign Investment Risks."

     The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting its overall exposure to certain markets. The Series may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies. The Series may write call and put options only on a "covered" basis. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value and, with respect to options on securities, the total market value of securities against which the Series has written call or put options may not exceed 25 percent of its total assets. The Series will not commit more than 5 percent of its total assets to premiums when purchasing call or put options. The Series may also invest up to 10 percent of its total assets in hybrid instruments which are described under "Investment Methods and Risk Factors" -- "Hybrid Instruments." Also see the discussion of "Forward Currency Transactions," "Futures Contracts and Related Options" and "Options" under "Investment Methods and Risk Factors."


     The Series may also invest in restricted securities described under "Investment Methods and Risk Factors." The Series' investment in such securities, other than Rule 144A securities, is limited to 5 percent of its net assets. Series O may invest in securities on a "when issued" or "delayed delivery basis" as discussed in "Investment Methods and Risk Factors." The Series may borrow money as described under "Investment Methods and Risk Factors" -- "Borrowing." The Series may not purchase securities when borrowings exceed 5 percent of its total assets. The Series may hold a certain portion of its assets in money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. The Series may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Series' total assets. See "Investment Methods and Risk Factors" -- "Lending of Portfolio Securities" for a discussion of the risks associated with securities lending.

SERIES P (HIGH YIELD SERIES)

     The investment objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Series will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Series also may invest up to 35 percent of its assets in common stock (which may include ADRs), warrants and rights. Under normal circumstances, at least 65 percent of the Series' total assets will be invested in high-yielding, high risk debt securities.

     The Series may invest up to 100 percent of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors" -- "Risks Associated With Investments In High-Yield Lower Rated Debt Securities." Included in the debt securities which the Series may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     Series P may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Series also may invest in debt securities issued by foreign governments
(including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Series' investment in foreign securities, excluding Canadian securities, will not exceed 25 percent of the Series' net


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assets. See "Investment  Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

     The Series may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Series will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Series may also invest in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Series may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government securities, see "Investment Methods and Risk Factors" -- "U.S. Government Securities."

     The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

   For the period August 5, 1996 (date of inception) to December 31, 1996, the dollar weighted average of Series P's holdings (excluding equities) had the following credit quality characteristics.

                                        PERCENT OF
INVESTMENT                              NET ASSETS
U.S. Government Securities...............       0%
Cash and other Assets, Less Liabilities..    21.6%
Rated Fixed Income Securities
   AAA...................................       0%
   AA....................................       0%
   A.....................................       0%
   Baa/BBB...............................       0%
   Ba/BB.................................    29.4%
   B.....................................    49.0%
   Caa/CCC...............................       0%
Unrated Securities Comparable in Quality to
   A.....................................       0%
   Baa/BBB...............................       0%
   Ba/BB.................................       0%
   B.....................................       0%
   Caa/CCC...............................       0%
                                            ------
   Total.................................   100.0%

The foregoing table is intended solely to provide disclosure about Series P's asset composition for the period August 5, 1996 (date of inception) to December 31, 1996. The asset composition after this may or may not be approximately the same as shown above.

     The Series may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15 percent of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The Series may purchase securities on "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Series may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Series may lend securities to broker/dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Series' total assets. In addition, the Series may purchase loans, loan participations and other types of direct indebtedness. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these investment practices.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value. The Series may purchase call and put options and


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write such options on a "covered" basis. The Series may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25 percent of the Series' net assets. See the discussion of "Options," "Futures Contracts and Related Options," "Futures and Options Risk," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors."

     From time to time, the Series may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the weighted average maturity of the Series' portfolio will range from 5 to 15 years under normal circumstances.

SERIES V (VALUE SERIES)

     The investment objective of Series V is to seek long-term growth of capital. Series V will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Series will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Series will invest at least 65 percent of its assets in the securities of companies which the Investment Manager believes are undervalued.

     Series V may also invest in (i) preferred stocks; (ii) warrants; and (iii) investment grade debt securities (or unrated securities of comparable quality). The Series may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 15 percent of its total assets will be invested in illiquid securities. Series V reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Series may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities and repurchase agreements under "Investment Methods and Risk Factors." The Series may borrow as set forth in the Statement of Additional information. However, as an operating policy, the Series will not purchase portfolio securities when borrowings exceed 5 percent of total Series assets.


INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

INVESTMENT VEHICLES

     CONVERTIBLE SECURITIES AND WARRANTS -- Convertible securities are debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).


     U.S. GOVERNMENT SECURITIES -- Certain Series may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed


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by the full faith and credit of the U.S.  Government.  Although U.S.  Government
securities   are   guaranteed   by  the  U.S.   Government,   its   agencies  or
instrumentalities, shares of the Funds are not so guaranteed in any way.


     MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

     Series E and N may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term residual interest bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments (PO). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

    Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series' investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.

     ASSET-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

     REAL ESTATE INVESTMENT TRUSTS (REITS) -- A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage

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REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Series may dispose of a commitment prior to settlement if the Investment Manager or relevant Sub-Adviser deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

     RESTRICTED SECURITIES -- Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Trading restricted securities pursuant to Rule 144A may enable a Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of a Series' investment in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Series might obtain a less favorable price than prevailing when it decided to sell.


     The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.


     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     BRADY BONDS -- Certain Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay and Venezuela, and are expected to be issued by Ecuador and Poland and other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not

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have  a  long   payment   history.   Brady  Bonds  may  be   collateralized   or
uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Series K may invest in either collateralized or uncollateralized Brady Bonds denominated in various currencies, while Series B may invest only in collateralized bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS -- Certain Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). The majority of Series K's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties (Assignments"). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Investment Manager or relevant Sub-Adviser to be creditworthy. When a Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     A Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Series to assign a value to those securities for purposes of valuing Series' portfolio and calculating its net asset value.

     ZERO COUPON SECURITIES -- Certain Series may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Certain Series also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Series' income. Accordingly, for a Series to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Distributions and Federal Income Tax Considerations"), the Series may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Series' cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Series will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     SOVEREIGN DEBT -- Certain Series may invest in sovereign debt securities of emerging market governments, including Brady Bonds (described above). Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Series' net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay

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interest in a timely  manner may be affected by, among other  factors,  its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Series' investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Manager or relevant Sub-Adviser intends to manage the Series in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Series to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries in which Series K expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payment could be affected.

     Investors should also be aware that certain sovereign debt instruments in which the Series may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Series may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- A repurchase agreement is a contract under which a Series would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Series to resell such security at a fixed time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate of the purchased security. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. Each of the Series intends to limit repurchase agreements to institutions believed by the Investment Manager or relevant Sub-Adviser to present minimal credit risk.

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     Certain Series may also enter into reverse  repurchase  agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Certain Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.


     At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Series' assets for purposes of calculating compliance with the Series' borrowing limitation. See "Borrowing," below.


MANAGEMENT PRACTICES

     CASH RESERVES -- Each Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may be invested in domestic, and for certain Series, foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the Investment Manager or Sub-Adviser equivalent. Series K, M, N and O may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     BORROWING -- Each Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. Borrowings will not exceed 5 percent of the total assets of each Series except Series M, N and O, borrowings of which may not exceed 33 1/3 percent of total assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Series O may not purchase securities when borrowings exceed 5 percent of its total assets.

     LENDING OF PORTFOLIO SECURITIES -- Certain Series may lend securities to broker-dealers, institutional investors, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against currency exchange rate or interest rate changes that are adverse to their present or prospective positions, certain Series may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. Series K also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars and other derivatives. See "Swaps, Caps, Floors and Collars" below. There can be no assurance that such risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, a Sub-Adviser may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, certain Series may enter into forward currency contracts for the purchase or sale of a

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specified  currency at a specified  future date.  Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Such Series may enter into forward currency contracts either with respect to specific transactions or with respect to the respective Series' portfolio positions. For example, when a Series anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, if the Investment Manager or relevant Sub-Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, certain Series may enter into a forward contract to sell the currency the Investment Manager or Sub-Adviser expects to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency.

     The Series' use of forward currency contracts or options and futures transactions involve certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: dependence on the Investment Manager or relevant Sub-Adviser's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Series' currency risks are different from those needed to select the securities in which a Series invests. The Series also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     OPTIONS -- A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Series purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Series, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Series assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. A Series will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Series' portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.


     The Series may write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Series' ability to close out options it has written.


     A call option on a stock index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.


     A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Series may write only covered put options, which means that the Series will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Series will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times which the put option is outstanding. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.


     A put option on a stock index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

     A Series may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

     FUTURES CONTRACTS AND RELATED OPTIONS -- Certain Series may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the

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contract  and the buyer  agrees to take  delivery at a specified  future time. A
Series may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Series' securities from a decrease in value. When a Series writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts include interest rate futures contracts and stock index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, the Fund filed for the Series with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that:
(i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of each Series' assets; and (ii) with respect to each futures contract purchased or long position in an option contract, each Series will set aside in a segregated account cash or liquid securities in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.


     Each Series will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

     SWAPS, CAPS, FLOORS AND COLLARS -- Series K may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay at a later date.

     Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     HYBRID INSTRUMENTS -- These instruments (which are derivatives) can combine the characteristics of securities,

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futures  and  options.  For  example,   the  principal  amount,   redemption  or
conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Series may not be successful.

RISK FACTORS

     GENERAL -- Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities generally fluctuates inversely with interest rate movements. Longer term bonds held by a Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Series' total return, and a Series' attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Series is unable to close out its position due to distortions in the market or lack of liquidity. A Series' risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures, options and forward contracts involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. If the Investment Manager or relevant Sub-Adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Series, such Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Series.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Series diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager or relevant Sub-Adviser to correctly forecast interest rate movements and general stock market price movements.

     FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities for foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Series' income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Series that invest in securities denominated in currencies other than the U.S. dollar, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of a Series' shares, and also may affect the value of dividends and interest earned by the Series and gains and losses realized by the Series. In addition, the Series may incur costs in connection with the conversion or transfer of foreign currencies.

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Currencies generally are evaluated on the basis of fundamental economic criteria
(e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     EMERGING MARKETS RISKS -- Because of the special risks associated with investing in emerging markets, an investment in a Series investing in such markets should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Series could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Emerging markets may include former communist countries. There is a possibility that these countries may revert back to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Series to make intended securities purchases due to settlement problems could cause the Series to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Series believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Series' identification of such conditions until the date of SEC action, the portfolio securities of the Series in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD LOWER-RATED DEBT SECURITIES -- Investment in debt securities rated below investment grade involves a high degree of risk. Debt securities rated BB, B, CCC, CC and C by S&P and Ba, B Caa, Ca and C by Moody's, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds. As noted above, certain Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings

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of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

DESCRIPTION OF CORPORATE BOND RATINGS

------------------------------------------------------------------
     MOODY'S
    INVESTORS     STANDARD & POOR'S
  SERVICE, INC.      CORPORATION             DEFINITION
       Aaa               AAA               Highest quality
       Aa                AA                 High quality
        A                 A              Upper medium grade
       Baa               BBB                Medium grade
       Ba                BB              Lower medium grade/
                                        speculative elements
        B                 B                  Speculative
       Caa               CCC              More speculative/
       Ca                CC                possibly in or
        C                 C             high risk of default
       ---                D                  In default
    Not rated         Not rated               Not rated
------------------------------------------------------------------

     For a more complete description of the corporate bond ratings, see the Appendix to the Fund's Statement of Additional Information.

     The market value of lower quality debt securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Investment Methods and Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. A Series also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

MANAGEMENT OF THE FUND


     The management of the Fund's business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison, Topeka, Kansas 66636-0001, is responsible for selection and management of the Fund's portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with $15.5 billion of insurance in force. The


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Investment Manager also acts as investment adviser to Security Growth and Income
Fund, Security Ultra Fund, Security Income Fund, Security Cash Fund, Security Equity Fund, and Security Tax-Exempt Fund. The Investment Manager currently manages $3.5 billion in assets.


     The Investment Manager has engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Series D and Series K of the Fund. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.


     Lexington has entered into a sub-advisory contract with MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, under which MFR will provide Series K with investment and economic research services. MFR currently acts as investment adviser to Global High Yield Fund, Global Asset Allocation Fund and Emerging Markets Total Return Fund, as sub-adviser to the Lexington Ramirez Global Income Fund and also serves as an institutional manager for private clients. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez"), which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services. Ramirez owns 80 percent and Security Benefit Group, Inc. ("SBG") owns 20 percent of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100 percent of the outstanding capital stock of Ramirez, and Security Benefit Life Insurance Company owns 100 percent of the outstanding common stock of SBG.


     The Investment Manager has entered into a quantitative research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Meridian provides research which the Investment Manager uses in strategically allocating the assets of Series M among investment categories and market sectors. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation. The Investment Manager has entered into an analytical research agreement with Templeton/ Franklin Investment Services, Inc. ("Templeton"), 777 Mariners Island Boulevard, San Mateo, California 94404. Templeton provides research used by the Investment Manager in the selection of equity securities for Series M. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc. which in turn is a direct wholly-owned subsidiary of Franklin Resources, Inc.


     The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, organized in 1937 under the laws of the state of Maryland by the late Thomas Rowe Price, Jr., to provide certain investment advisory services to Series N and Series O. T. Rowe Price is a publicly held company, which with its affiliates manages over $95 billion in assets.


     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Manager manages the Fund's portfolios in accordance with each Series' stated investment objective and policies and makes all investment decisions, except that as to Series D and K of the Fund, the Investment Manager supervises such management of those Series by Lexington and as to Series N and O, supervises management of those Series by T. Rowe Price. As compensation for its management services, the Investment Manager receives on an annual basis, an amount equal to .75 percent of the average net assets of Series A, B, E, S, J, K, P and V; .50 percent of the average net assets of Series C; and 1.00 percent of the average net assets of Series D, M, N, and O, computed on a daily basis and payable monthly.

     The Investment Manager pays Lexington an annual fee equal to .50 percent of the average net assets of Series D and .35 percent of the average net assets of Series K, respectively, for management services provided to Series D and K. For the services provided to Lexington by MFR, MFR, receives from Lexington, on an annual basis, a fee equal to .15 percent of the average net assets of Series K, calculated daily and payable monthly.

     The Investment Manager pays T. Rowe Price an annual fee equal to .50 percent of the first $50,000,000 of average net assets of Series N and .40 percent of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. Such fee is calculated daily and payable monthly. This schedule is subject to a minimum first year investment management fee of $100,000. The Investment Manager pays T. Rowe Price an annual fee equal to .50 percent of the first $20,000,000 of average net assets of Series O and .40 percent of such assets in excess of $20,000,000 for management services provided to Series O. For any month in which the average daily net assets of Series O exceeds $50,000,000, T. Rowe Price will waive .10 percent of its investment management fee on the first $20,000,000 of average net assets of the Series. Such fee is calculated daily and payable monthly.

     The Investment Manager pays Templeton, for research provided to Series M, an annual fee equal to .30 percent of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25 percent on an annual basis of the average net equity security assets in excess of $50,000,000. Such fees are calculated daily and payable monthly. The Investment Manager also pays Meridian, for research provided to Series M, an annual fee equal to .20 percent of the average net assets of that Series. Such fee is calculated daily and payable quarterly.


     The Investment Manager also acts as administrative agent for each Series of the Fund, and as such performs administrative functions, bookkeeping, accounting and pricing functions for the Fund. For providing these services, the Investment Manager receives on an annual basis a fee of


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                                       30

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 .045 percent of the average  daily net assets of the Fund.  For these  services, the Investment Manager also receives, with respect to Series D an annual fee equal to the greater of .10 percent of the Series' average net assets or $60,000 and, with respect to Series K, M and N, an annual fee equal to the greater of
 .10 percent of each Series' average net assets or (i) $30,000 in the year ended April 29, 1996, (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. The Investment Manager has arranged for Lexington to provide certain administrative services relating to Series D and K of the Fund, including performing certain accounting functions and the pricing function for these Series.

     The expense ratio of each Series for the fiscal year ended December 31, 1995, was as follows: Series A - .83 percent; Series B - .83 percent; Series C -
 .60 percent; Series D - 1.31 percent; Series E - .85 percent; Series S - .86 percent; and Series J - .84 percent. The annualized expense ratio of Series K, M, N, and O, after expense reimbursements for Series K, for the period June 1, 1995 (date of inception) to December 31, 1995, was as follows: Series K - 1.63 percent; Series M - 1.94 percent; Series N - 1.90 percent; and Series O - 1.40 percent. The annualized expense ratio of Series P, after expense reimbursements, for the period August 5, 1996 (date of inception) to December 31, 1996, was .28 percent. The expense ratio for Series V is not yet available as it did not begin operations until May of 1997.


PORTFOLIO MANAGEMENT


     SERIES A (GROWTH SERIES) is managed by the Large Capitalization Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Terry Milberger, Jim Schier and Chuck Lauber. Terry Milberger, Senior Portfolio Manager, has day-to-day responsibility for managing Series A and has managed the Series since 1989. John Cleland directs the allocation of SERIES B'S (GROWTH-INCOME Series) investments among common stocks and fixed income securities. The common stock portion of the Series B portfolio is managed by the Investment Manager's Large Capitalization Team described above. Mr. Milberger has day-to-day responsibility for managing the common stock portion of the Series B portfolio and has managed this portion of the Series' portfolio since 1995. The fixed income portion of the Series B portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Tom Swank, Portfolio Manager, has day-to-day responsibility for managing the fixed income portion of Series B's portfolio and has managed this portion of the portfolio since 1994. SERIES D (WORLDWIDE EQUITY SERIES) is managed by an investment management team of Lexington. Richard T. Saler and Alan Wapnick have the day-to-day responsibility for managing the investments of Series D and have managed the Series since 1994. SERIES E (HIGH GRADE INCOME SERIES) is managed by the Fixed Income Team described above. Greg Hamilton has day-to-day responsibility for managing Series E and has managed the Series since January 1996. SERIES J (EMERGING GROWTH SERIES) and SERIES S (SOCIAL AWARENESS SERIES) are managed by the Investment Manager's Small Capitalization Team and Social Responsibility Team, respectively, each of which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has day-to-day responsibility for managing Series J and Series S and has managed the Series since 1994. SERIES K (GLOBAL AGGRESSIVE BOND SERIES) is managed by an investment management team of Lexington and MFR. Denis P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing Series K and have managed the Series since its inception in 1995. SERIES M (SPECIALIZED ASSET ALLOCATION SERIES) is managed by an investment management team of portfolio managers and research analysts of the Investment Manager. Jane Tedder, Senior Portfolio Manager, has day-to-day responsibility for managing the Series' portfolio and for supervising the services provided by Meridian and Templeton and has had responsibility for the Series since January 1996. SERIES N (MANAGED ASSET ALLOCATION SERIES) is managed by an Investment Advisory Committee of T. Rowe Price consisting of Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. Mr. Notzon has had day-to-day responsibility for managing the Series since its inception in 1995. SERIES O (EQUITY INCOME SERIES) is managed by an Investment Advisory Committee of T. Rowe Price consisting of Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard P. Howard and William
J. Stromberg. Mr. Rogers has had day-to-day responsibility for managing the Series since its inception in 1995. SERIES P (HIGH YIELD SERIES) is managed by the Fixed Income Team described above. Tom Swank has day-to-day responsibility for managing Series P and has managed the Series since its inception in 1996. SERIES V (VALUE SERIES) is managed by the Large Capitalization Team described above. Jim Schier has day-to-day responsibility for managing Series V and has managed the Series since its inception in 1997.


     John D. Cleland has been involved in the securities industry for more than 30 years. Before joining the Investment Manager in 1968, he was involved in the investment business in securities and residential and commercial real estate for approximately ten years. Mr. Cleland earned a Bachelor of Science degree from the University of Kansas and an M.B.A. from Wharton School of Finance, University of Pennsylvania. He is active in securities industry affairs, having served as Vice Chairman of the NASD's National Board of Governors and as District Chairman for the Association's Business Conduct Committee in District No. 4. He describes his vision of investment management as follows: "I work to always have assets fully invested, while emphasizing a long-term investment approach to asset management."

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     Greg Hamilton has been in the investment  field since 1983. He received his
Bachelor of Arts degree in Business from Washburn University in 1984. Prior to joining Security Management Company in January of 1993, he was First Vice President, Treasurer and Portfolio Manager with Mercantile National Bank, Los Angeles, California, from 1990 to 1993. From 1986 to 1990, he was Managing Director of Consulting Services for Sendero Corporation, Scottsdale, Arizona. Prior to Sendero Corporation, he was employed as Fixed Income Research Analyst at Peoples Heritage Savings and Loan from 1983 to 1986.

     Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy, is responsible for fixed-income portfolio management for Lexington. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     Edmund M. Notzon joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S.
Environmental Protection Agency.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August, 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

     Brian C. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.


     Richard T. Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

     James P. Schier, Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.


     Cindy L. Shields, Portfolio Manager of the Investment Manager, has seven years experience in the securities field. She is a Chartered Financial Analyst. Ms. Shields graduated from Washburn University with a Bachelor of Business
Administration degree, majoring in finance and economics. She joined the Investment Manager in 1989.

     Tom Swank, Portfolio Manager of the Investment Manager, has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in Finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

     Jane Tedder, Senior Portfolio Manager of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.


     Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of


--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------

Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

SALE AND REDEMPTION OF SHARES

     Shares of the Fund will be sold to SBL for allocation to variable annuity or variable life separate accounts. Shares are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the stockholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS

     Each Series intends to separately qualify and elects to be treated each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, therefore, generally will not be liable for federal income taxes to the extent its net investment income and capital gains are distributed. The Fund expects to distribute, at least once a year, substantially all of each Series' net investment income and net realized capital gains. Such distributions will be reinvested on the payable date in additional shares of the respective Series at the net asset value thereof as of the record date (reduced by an amount equal to the amount of the distribution), unless the shareholder elects to receive cash. Each Series will be treated separately in determining the amounts of income and capital gains distributions to the variable life insurance accounts and the variable annuity accounts. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.

     To comply with regulations under Code section 817(h), each Series is required to diversify its investments. Generally, a Series will be required to diversify its investments so that on the last day of each quarter of the calendar year no more than 55 percent of the value of the total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. If a Series fails to meet the diversification requirements under Code section 817(h), income with respect to life insurance policies and annuity contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such policies and contracts and income for prior periods with respect to the policies and contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. If a Series fails to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code section 817(h).

     Certain requirements relating to the qualification of a Series as a regulated investment company and to the satisfaction of the Code section 817(h) diversification requirements may limit the extent to which a Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series' ability to qualify as a regulated investment company and to satisfy the Code section 817(h) diversification requirements might be affected.

     See "Distributions and Federal Income Tax Considerations" in the Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. The federal tax consequences to purchasers of SBL's variable annuity contracts and variable life insurance policies registered under the Securities Act of 1933 are described in the prospectus applicable to such contracts and such policies, respectively.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Fund intends to operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders and contractowners will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange on each day that the Exchange is open for trading (normally 3:00 p.m. Central time). The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets, less all liabilities, by the number of shares of each Series outstanding. Securities listed or traded on a recognized securities exchange will be valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------

prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     The Fund will generally value short-term securities at prices based on market quotations for securities of similar type, yield, quality and duration, except that securities with 60 days or less to maturity may be valued on the basis of the amortized cost valuation technique. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     A similar procedure may be used for portfolio instruments when they reach 60 days to maturity, with the value of the instrument on the 61st day being used rather than cost. While this method provides certainty in valuation, it may result in periods during which value (as determined by amortized cost) is higher or lower than the price the Fund would receive if the security were sold.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of Series investing in foreign securities generally are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Consequently, the calculation of the net asset value may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Board of Directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

TRADING PRACTICES AND BROKERAGE


     The annual portfolio turnover rate of Series A, S, J, M and V may exceed 100 percent, and at times may exceed 150 percent. The annual turnover rate of Series E and K may exceed 100 percent. The annual turnover rate of Series B, D, N, O and P generally will not exceed 100 percent. Since Series C's investment policies require a maturity shorter than thirteen months, its portfolio turnover rate will generally be 0 percent, although the portfolio will turn over many times during a year as a result of security maturities.

     The portfolio turnover rates for Series A, B, D, E, S and J for the fiscal year ended December 31, 1995 were 83 percent, 94 percent, 169 percent, 180 percent, 122 percent and 202 percent, respectively. The annualized portfolio turnover rates for Series K, M, N and O for the period June 1, 1995 (date of inception) to December 31, 1995 were 127 percent, 181 percent, 26 percent and 3 percent, respectively. The annualized portfolio turnover rate for Series P for the period August 5, 1996 (date of inception) to December 31, 1996 was 151 percent. The portfolio turnover rates for Series A, B, D, E, S and J for the fiscal year ended December 31, 1994 were 90 percent, 43 percent, 82 percent, 185 percent, 67 percent and 91 percent, respectively. Higher portfolio turnover subjects the Series to increased brokerage costs and may in some cases, have adverse tax effects on the Series or its stockholders. The portfolio turnover rate for Series V is not yet available as it did not begin operations until May of 1997.


     The rates of portfolio turnover may be substantially higher during any period when changing market or economic conditions suggest a shift in portfolio emphasis. Thus, a portfolio turnover rate in excess of 100 percent will not necessarily indicate a variation from the stated investment policy.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interest of the Series. In selecting a broker to execute a specific transaction, all relevant factors will be considered such as the broker's ability to obtain the best execution of a particular transaction. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Series. Although the Investment Manager may consider sales of shares of the Series in the selection of a broker, this will not be a qualifying or disqualifying factor.

     Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Fund's Statement of Additional Information

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

for a more detailed description of aggregated transactions and allocation of portfolio brokerage.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include the average annual total return and total return of all Series in advertisements or reports to stockholders or prospective investors. Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of 1, 5, and 10 years (up to the life of the Series), and will assume that all dividends and distributions are reinvested when paid.

     Quotations of total return for any Series will be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return for the period. Total return calculated in this manner will differ from the average annual total return in that it is not expressed in terms of an average rate of return.

     Performance information for a Series may be compared, in reports and promotional literature, to: (i) The Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of average annual total return or total return for the Fund will not take into account charges or deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Security Benefit Life Insurance Company. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during a particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine average annual total return and total return for the Series, see the Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION


     SBL Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. The Fund's shares are currently issued in thirteen Series, A, B, C, D, E, S, J, K, M, N, O, P and V. The shares of each Series represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.


     Upon issuance and sale, such shares will be fully paid, nonassessable and redeemable. These shares have no preemptive rights, but the shareholders of each Series are entitled to receive dividends as declared for that Series by the Board of Directors of the Fund.

     The shares of each Series have cumulative voting rights for the election of directors. On matters affecting a particular Series, each share of that Series has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of the Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT


     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Series A, B, C, E, S, J, P and V. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Series D, K, M, N, and O, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under rules adopted by the Securities and Exchange Commission. Security Management Company, LLC acts as the Fund's transfer and dividend-paying agent.


CONTRACTOWNER INQUIRIES

     Contractowners who have questions concerning the Fund or wish to obtain additional information, may write to SBL Fund at 700 SW Harrison St., Topeka, Kansas 66636-0001, or call (913) 295-3127 or 1-800-888-2461, extension 3127.




[SBL LOGO}

700 SW Harrison St.                                               BULK RATE
Topeka, KS 66636-0001                                         U.S. POSTAGE PAID
(913) 295-3000                                                   TOPEKA, KS
(800) 888-2461                                                 PERMIT NO. 385

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth


2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

SBL FUND


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1997
RELATING TO THE SBL FUND PROSPECTUS DATED MAY 1, 1997
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(913) 295-3127
(800) 888-2461



INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001


UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001


CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106


  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245


INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SBL FUND

A Member of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001


                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                   MAY 1, 1997
             (RELATING TO THE SBL FUND PROSPECTUS DATED MAY 1, 1997)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the SBL Fund Prospectus dated May 1, 1997. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461, ext. 3127.



                                TABLE OF CONTENTS

                                                                          Page
What is SBL Fund?.......................................................    1
Investment Objectives and Policies of the Series........................    1
   Series A (Growth Series).............................................    2
   Series B (Growth-Income Series)......................................    2
   Series C (Money Market Series).......................................    3
   Series D (Worldwide Equity Series)...................................    5
   Series E (High Grade Income Series)..................................    6
   Series S (Social Awareness Series)...................................    8
   Series J (Emerging Growth Series)....................................    9
   Series K (Global Aggressive Bond Series).............................    9
   Series M (Specialized Asset Allocation Series).......................   15
   Series N (Managed Asset Allocation Series)...........................   16
   Series O (Equity Income Series)......................................   20
   Series P (High Yield Series).........................................   22

   Series V (Value Series)..............................................   23

Investment Methods and Risk Factors.....................................   23
Investment Policy Limitations...........................................   47
Officers and Directors..................................................   49
Remuneration of Directors and Others....................................   51
Sale and Redemption of Shares...........................................   51
Investment Management...................................................   51
   Portfolio Management.................................................   54
   Code of Ethics.......................................................   56
Portfolio Turnover......................................................   57
Determination of Net Asset Value........................................   57
Portfolio Transactions..................................................   58
Distributions and Federal Income Tax Considerations.....................   59
Ownership and Management................................................   63
Capital Stock and Voting................................................   63
Custodian, Transfer Agent and Dividend-Paying Agent.....................   63
Independent Auditors....................................................   63
Distribution of Variable Insurance Products.............................   64
Performance Information.................................................   64
Financial Statements....................................................   65
Appendix................................................................   66

WHAT IS SBL FUND?

     SBL Fund (the "Fund"), a Kansas corporation, was organized by Security Benefit Life Insurance Company ("SBL") on May 26, 1977, and serves as the investment vehicle for certain SBL variable annuity and variable life insurance separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts which are established for the purpose of funding variable annuity and variable life insurance contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund or to reject any offer.


     The Fund is a diversified, open-end management investment company of the series type registered under the Investment Company Act of 1940, which currently issues its shares in thirteen series: Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P and Series V ("Series"). The assets of each Series are held separate from the assets of the other Series and each Series has investment objectives which differ from those of the other Series.


     SBL, organized originally as a fraternal benefit society under the laws of the State of Kansas, commenced business February 22, 1892, and became a mutual life insurance company under its present name on January 2, 1950. Its home office is located at 700 Harrison Street, Topeka, Kansas. SBL is licensed in the District of Columbia and all states except New York.

     All investment companies are required to operate within the limitations imposed by their fundamental investment policies. (See "Investment Objectives and Policies of the Series," this page, and "Investment Policy Limitations," page 47.)

     As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Each Series represents a diversified securities portfolio under professional management, and the value of shares held by SBL's separate accounts will fluctuate with changes in the value of the Series' portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value. ( See "Sale and Redemption of Shares," page 51.)

     Professional investment advice is provided to the Fund and to each Series by Security Management Company, LLC (the "Investment Manager"), which is ultimately controlled by SBL. The Investment Manager has engaged Lexington Management Corporation ("Lexington") to provide certain investment advisory services to Series D and Series K of the Fund. Lexington has entered into a sub-advisory contract with MFR Advisors, Inc. ("MFR") to provide Series K with investment and economic research services. The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide certain investment advisory services to Series N and O. The Investment Manager has entered an agreement with each of Meridian Investment Management Corporation ("Meridian") and Templeton/Franklin Investment Services, Inc. ("Templeton") to provide certain quantitative analytic research services with respect to Series M.


     Pursuant to an investment advisory contract with the Fund, the Investment Manager is paid an annual advisory fee of .75% of the average net assets of Series A, Series B, Series E, Series S, Series J, Series K, Series P and Series V; .5% of the average net assets of Series C; and 1.00% of the average net assets of Series D, Series M, Series N and Series O, computed daily and payable monthly, and the Investment Manager has agreed that the total annual expenses of each Series (including the management compensation but excluding brokerage commissions, interest, taxes and extraordinary expenses) will not exceed any expense limitation imposed by any state. (See page 51 for a discussion of the Investment Manager and the Investment Advisory Contract.) The Fund also receives administrative, accounting and transfer agency services from the Investment Manager for which the Fund pays a fee.


INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such objectives will be achieved. The objectives and policies, except those enumerated under "Investment Policy Limitations," page 47, may be modified at any time without stockholder approval.

     To comply with regulations under Section 817(h) of the Internal Revenue Code, each Series of the SBL Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. Government securities, each U.S. Government agency and instrumentality is to be treated as a separate issuer.

SERIES A (GROWTH SERIES)

     The investment objective of Series A is to seek long-term capital growth by investing in those securities which, in the opinion of the Investment Manager, have the most long-term capital growth potential. Series A seeks to achieve its objective by investing primarily in a broadly diversified portfolio of common stocks (which may include American Depositary Receipts (ADRs) or securities with common stock characteristics, such as securities convertible into common stocks. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Methods and Risk Factors." Series A may also invest in preferred stocks, bonds and other debt securities. Income potential will be considered to the extent doing so is consistent with Series A's investment objective of long-term capital growth. Series A may invest its assets temporarily in cash and money market instruments for defensive purposes. Series A invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits.

     From time to time, Series A may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. Series A will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Series A may also invest up to 5% of its total assets in warrants (other than those attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a particular period. A warrant ceases to have value if it is not exercised prior to its expiration date.

SERIES B (GROWTH-INCOME SERIES)

     The investment objective of Series B is to provide long-term growth of capital with secondary emphasis on income. Assets of the Series may be invested in various types of securities, which may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; and (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"). In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends. See the discussion of ADRs and the risks associated with investing in ADRs under "Investment Methods and Risk Factors." From time to time, Series B may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     With respect to its investment in debt securities, there is no percentage limitation on the amount of Series B's assets that may be invested within any particular rating classification. Series B may invest in higher yielding, longer-term fixed-income securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. Securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. (See the Appendix for a description of the various bond ratings utilized by the rating services.) However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Series B will invest in lower rated securities and unrated securities of comparable quality, the achievement of the Series' investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     To the extent that Series B invests in the high yield, high risk bonds described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition,

--------------------------------------------------------------------------------
Series B (CONTINUED)
--------------------------------------------------------------------------------

the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of the Series to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. See the discussion of the risks associated with investing in high yield bonds under "Investment Methods and Risk Factors" - "Special Risks Associated with Low-Rated and Comparable Unrated Bonds." The Series may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10% of its total assets will be invested in illiquid securities. See "Investment Methods and Risk Factors" - "Restricted Securities."

     As discussed above, Series B may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Series expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P and the majority of emerging market debt securities are considered to have a credit quality below investment grade. The Series' ability to achieve its investment objective is thus more dependent on the credit analysis of the Series' Investment Manager than would be the case if the Series were to invest only in higher quality bonds. See the discussion of the risks associated with investing in foreign securities, emerging markets, and Brady Bonds under "Investment Methods and Risk Factors."

SERIES C (MONEY MARKET SERIES)

     The investment objective of Series C is to seek as high a level of current income as is consistent with preservation of capital. The Series will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. The Series may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. The Series may invest in money market instruments with maturities of not longer than thirteen months, consisting of the following:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations, such as repurchase agreements.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, and instruments fully collateralized with such obligations, such as repurchase agreements.

     CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Corporation, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by Standard & Poor's, subject to the limitations on investment in instruments in the second-highest rating category, discussed below. (See the Appendix for a description of the commercial paper and corporate bond ratings.)

     Series C may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. The Series does not purchase certain Variable Rate Instruments

--------------------------------------------------------------------------------
Series C (CONTINUED)
--------------------------------------------------------------------------------

that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Series C determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Series to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Certain of the securities acquired by Series C may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Rule 144A, adopted by the Securities and Exchange Commission in 1990, provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create some resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with its investment policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. Investing in Rule 144A securities may have the effect of increasing the amount of the Series' assets invested in illiquid assets. See "Investment Methods and Risk Factors" - "Restricted Securities."

     Series  C  may  invest  only  in  U.S.  dollar   denominated  money  market
instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by Standard & Poor's) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

     Series C may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Series may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Series has no more than one such investment outstanding at any time. In the event that an instrument acquired by the Series is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. In the event that an instrument is acquired by the Series that ceases to be eligible for the Series, the Investment Manager will promptly dispose of such security in an orderly manner, unless the Board of Directors determines that this would not be in the best interests of the Series.

     While Series C does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changed economic conditions or the financial condition of the issuer, or for other reasons.

     Series C will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. While

--------------------------------------------------------------------------------
Series C (CONTINUED)
--------------------------------------------------------------------------------

investing only in high quality money market instruments, investment in Series C is not without risk. The market value of fixed income securities is generally affected by changes in the level of interest rates. An increase in interest rates will generally reduce the market value of fixed income investments, and a decline in interest rates will generally increase their value. Instruments with longer maturities are subject to greater fluctuations in value from general interest rate changes than are shorter term issues. Such market value changes could cause changes in the net asset value per share. (See "Determination of Net Asset Value," page 57.) To reduce the effect of fluctuating interest rates on the net asset value of its shares, Series C intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Series C's investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations. See the Appendix for a description of the principal types of securities and instruments in which Series C will invest.

SERIES D (WORLDWIDE EQUITY SERIES)

     The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Series D will seek to achieve its objective through investment in a diversified portfolio of securities which will consist primarily of all types of common stocks, which may include ADRs, and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). See "Investment Methods and Risk Factors" - "American Depositary Receipts." Series D may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Series' investment objective and policies, see the Prospectus.

     Certain of the securities purchased by Series D may be restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10% of total assets will be invested in illiquid securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. In making this determination, the Investment Manager, under the supervision of the Board of Directors, will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, Series D's holdings of illiquid securities will be reviewed to determine what, if any, steps are required to assure that it does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities, and there may be undesirable delays in selling illiquid securities. See "Investment Methods and Risk Factors" - "Restricted Securities."

     In seeking to achieve its investment objective, Series D may from time to time engage in the following investment practices:

     TRANSACTION HEDGING. When Series D enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, Series D will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Series may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, Series D may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, Series D will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known

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as  "transaction  hedging." To effect the  translation  of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, Series D may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Series purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of Series D's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING. Some or all of Series D's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the Series' Sub-Adviser, Lexington Management Corporation ("Lexington"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Series D may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Series' portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). Series D, for hedging purposes only, may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. Series D will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Series D intends to limit transactions as described in this paragraph to not more than 70% of total Series assets.

     FORWARD COMMITMENTS. Series D may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Series D, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of Series D's other assets. Although the Series will enter into such contracts with the intention of acquiring the securities, Series D may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so. Series D may realize short-term profits or losses upon the sale of forward commitments.

     COVERED CALL OPTIONS. Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. Series D may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Lexington believes that the call premium received by the Series, plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. Series D will not purchase put and call options written by others. Also, Series D will not write any put options. Series D intends to limit transactions as described in this paragraph to less than 5% of total Series assets. See the discussion of writing covered call options under "Investment Methods and Risk Factors."

SERIES E (HIGH GRADE INCOME SERIES)

     The investment objective of Series E is to provide current income with security of principal. In pursuing its investment objective, the Series will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are

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denominated in U.S.  dollars;  (v) higher  yielding,  high risk debt  securities
(commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage-backed securities ("MBSs"). Under normal circumstances, the Series will invest at least 65% of its assets in U.S. Government securities and securities rated A or higher by Moody's or S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager.

     Series E may invest in corporate debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics.

     Series E may invest up to 25% of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Series will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     U.S. Government securities are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. These include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies in instrumentalities of the U.S. Government. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The diversification rules under Section 817(h) of the Internal Revenue Code limit the ability of Series E to invest more than 55% of its assets in the securities of any one U.S. Government agency or instrumentality.

     Series E may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof, and Canadian corporate debt securities. Canadian securities would not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     For fixed-income securities such as corporate debt securities or U.S. Government securities, the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

     Series E may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Series also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Series' investments in foreign securities, including Canadian securities, will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     Series E may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of

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Series E (CONTINUED)
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most MBSs.  The Series will hold less than 25% of its net assets in MBSs.  For a
discussion  of  MBSs  and  the  risks  associated  with  such  securities,   see
"Investment Methods and Risk Factors."

     Series E may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors" - "When-Issued Securities."

     Series E may, for defensive purposes, invest part or all of its assets in money market instruments such as those appropriate for investment by Series C.

SERIES S (SOCIAL AWARENESS SERIES)


     The investment objective of Series S is to seek capital appreciation. In seeking its objective, Series S will invest in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Series may purchase government bonds or commercial notes on a temporary basis for defensive purposes.


     Series S will seek investments that comply with the Series' social criteria and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Series may be limited as compared to those of similar funds which do not impose such restrictions on investment.


     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Series may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Series' social criteria are satisfied.

     Series S may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net assets. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25 percent of the Series' net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors."

     Series S will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Series will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. Series S will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Series may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Series will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. In addition to its own research with respect to an issuer's activities, the

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Series S (CONTINUED)
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Investment   Manager  will  also  rely  on  other   organizations  that  publish
information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg, Domini & Co., Inc. and Franklin Insight, Inc. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Series.


     If after purchase of an issuer's securities by Series S, it is determined that such securities do not comply with the Series' social criteria, the securities will be eliminated from the Series' portfolio within a reasonable time. This requirement may cause the Series to dispose of a security at a time when it may be disadvantageous to do so.

SERIES J (EMERGING GROWTH SERIES)

     The investment objective of Series J is to seek capital appreciation by investing in a diversified portfolio of common stocks (which may include ADRs), preferred stocks, debt securities, and securities convertible into common stocks. See "Investment Methods and Risk Factors" - "American Depositary Receipts." On a temporary basis, there may be times when Series J may invest its assets in cash or money market instruments for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential.
Current income will not be a factor in selecting investments, and any such income should be considered incidental. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. These companies often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a small or inexperienced management team. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies.

     Series J may also invest in larger companies where opportunities for above-average capital appreciation appear favorable.

     Series J may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Series prior to the settlement date. Series J will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. See "Investment Methods and Risk Factors" - "When-Issued Securities."

     The Series may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. Futures contracts (and options thereon) and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

     In seeking capital appreciation, Series J may, during certain periods, trade to a substantial degree in securities for the short term. That is, the Series may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

     The primary investment objective of Series K is to provide high current income. Capital appreciation is a secondary objective. The Series, under normal circumstances, invests substantially all of its assets in debt

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securities  of issuers in the United  States,  developed  foreign  countries and emerging markets. For purposes of its investment objective, the Series considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Series may also invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by the Series' Sub-Advisers, Lexington and MFR Advisors, Inc. ("MFR") based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Series' assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, Lexington currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by Lexington and MFR and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. Lexington is the Sub-Adviser of the Series. Lexington has entered into a sub-advisory contract with MFR to provide Series K with investment and economic research services. In determining the appropriate distribution of investments among various countries and geographic regions for the Series, Lexington and MFR ordinarily consider the following factors: prospects for relative economic growth among the different countries in which the Series may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Series values assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     The Series may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity)
denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Series may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     SAMURAI AND YANKEE BONDS. Subject to its respective fundamental investment restrictions, the Series may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Series to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     COMMERCIAL BANK OBLIGATIONS. For the purposes of the Series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respect from those of investments in obligations of domestic issuers. Although the Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

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     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS.
Although  repurchase  agreements  carry certain risks not associated with direct
investments  in  securities,   the  Series  intends  to  enter  into  repurchase
agreements only with banks and broker/dealers believed by Lexington and MFR to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Directors. Lexington and MFR will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Lexington and MFR's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies and other relevant factors.

     The Series will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Series would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Series' ability to sell the collateral and the Series could suffer a loss. The Series will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

     The Series may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Series also may engage in "roll" borrowing transactions which involve the Series' sale of fixed income securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. The Series will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.

     BORROWING. The Series' operating policy on borrowing provides that the Series will not borrow money in order to purchase securities and the Series may borrow up to 5% of its total assets for temporary or emergency purposes and to meet redemptions. This policy may be changed by the Fund's Board of Directors. Any borrowing by the Series may cause greater fluctuation in the value of its shares than would be the case if the Series did not borrow.

     SHORT SALES. The Series is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Series sells a security in anticipation that the market price of that security will decline. The Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Series only may make short sales "against the box." In this type of short sale, at the time of the sale, the
Series owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Series will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Series could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Series might make a short sale "against the box" in order to hedge against market risks when Lexington and MFR believe that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where a Series owns convertible securities, changes in the

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investment  values or  conversion  premiums  of such  securities.  There will be certain additional transaction costs associated with short sales "against the box," but the Series will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     ILLIQUID SECURITIES. The Series may invest up to 15% of total net assets in illiquid securities. Securities may be considered illiquid if the Series cannot reasonably expect to receive approximately the amount at which the Series values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

     With respect to liquidity determinations generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to Lexington and MFR in accordance with procedures approved by the Fund's Board of Directors. Lexington and MFR take into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security;
(iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Lexington and MFR will monitor the liquidity of securities held by the Series and report periodically on such decisions to the Board of Directors.

OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES

     WRITING COVERED CALL OPTIONS. The Series may write (sell) covered call options and purchase options to close out options previously written by the Series. Covered call options generally will be written on securities and currencies which in the opinion of Lexington and MFR are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Series. Lexington, MFR and the Series believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Series will not do. For more information about writing covered call options, see the discussion under "Investment Methods and Risk Factors."

     WRITING COVERED PUT OPTIONS. The Series may write covered put options and purchase options to close out options previously written by the Series. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. See the discussion of writing covered put options under "Investment Methods and Risk Factors."

     PURCHASING PUT OPTIONS. The Series may purchase put options. As the holder of a put option, the Series would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. See the discussion of purchases of put options under "Investment Methods and Risk Factors."

     The premium paid by the Series when purchasing a put option will be recorded as an asset in the Series' statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     PURCHASING CALL OPTIONS. The Series may purchase call options. As the holder of a call option, the Series would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Series for the purpose of acquiring the underlying security or currency for its portfolio. For a discussion of purchases of call options, see "Investment Methods and Risk Factors."

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     The Series may attempt to accomplish  objectives  similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Series as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Series anticipates purchasing securities.

     Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options to be illiquid securities. The Series will not purchase an OTC option unless the Series believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

     INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Series may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. The Series' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Series will enter only into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Series' exposure to interest rate and currency exchange rate fluctuations, the Series may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     The Series will not enter into a Futures Contract if, as a result thereof, more than 5% of the Series' total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

     Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding. For a discussion of Futures Contracts and the risks associated with investing in Futures Contracts, see "Investment Methods and Risk Factors."

     In the case of a Futures Contract sale, the Series either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Series to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a

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result,  the commitment of a significant  portion of the Series' assets to cover could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Series may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Series, or to reduce or eliminate the hedge position then currently held by the Series, the Series may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. For a discussion of options on Futures Contracts and associated risks, see "Investment Methods and Risk Factors."

     FORWARD CURRENCY CONTRACTS AND OPTIONS ON CURRENCY. A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Series may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Series may enter into Forward Contracts either with respect to specific transactions or with respect to the Series' portfolio positions. The Series will utilize Forward Contracts only on a covered basis. See the discussion of such contracts and related options under "Investment Methods and Risk Factors."

     INTEREST RATE AND CURRENCY SWAPS. The Series usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, Lexington, MFR and the Series believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to the Series' borrowing restrictions. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Series will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is

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determined  to be of  equivalent  credit  quality  by  Lexington  and MFR.  If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms
acting  both  as  principals   and  as  agents   utilizing   standardized   swap
documentation.  As a result, the swap market has become relatively liquid. Caps,
floors  and  collars  are  more  recent   innovations  for  which   standardized
documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)

     The investment objective of Series M is to seek high total return, consisting of capital appreciation and current income. The Series seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Series will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus and this Statement of Additional Information for a discussion of the additional risks associated with investment in foreign securities, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     Series M may invest in real estate investment trusts ("REITs"). Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     The Series is not required to maintain a portion of its assets in each of the permitted investment categories. The Series, however, under normal circumstances maintains a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Series will not invest more than 55% of its total assets in money market instruments (except when in a temporary defensive position), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks.

     The  Investment  Manager  receives  quantitative  investment  research from
Meridian Investment Management Company ("Meridian"), which research the Investment Manager uses in strategically allocating the Series' assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and price momentum. The Investment Manager then determines (based on the results of Meridian's analysis) which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Series' assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential. Although the Investment Manager anticipates relying on much of the research provided by Meridian, the Investment Manager has ultimate responsibility for the selection of the investment categories and the sectors within those categories.

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     The Investment Manager identifies sectors of the domestic and international economy (based on the research provided by Meridian) in which the Series will invest and then determines which equity securities to purchase within the identified sectors. The Investment Manager may utilize certain analytical research provided by Templeton/Franklin Investment Services, Inc. ("Templeton") in selecting equity securities, including gold stocks, for Series M. Templeton's research is derived from analytical research provided by a third party that is analyzed and monitored by Templeton. The Investment Manager has ultimate responsibility for all buy and sell decisions of Series M and may determine not to use analytical research provided by Templeton.

     With respect to the selection of debt securities for the Series, the asset allocation model provided by Meridian, analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model used by the Series may evolve over time or be replaced by other stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Series to achieve its investment objective.

     The debt securities in which the Series may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments.

     The  Series  may  invest in  investment  grade  mortgage-backed  securities
(MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series will not invest in an MBS if, as a result of such investment, more than 25% of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus and this Statement of Additional Information.

     The Series may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Series may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net assets. The total market value of securities against which the Series has written call options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Series' total return and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. Futures contracts and options and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors."

SERIES N (MANAGED ASSET ALLOCATION SERIES)

     The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities.

     The Series is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Over the long term, the Series expects to allocate its assets so that approximately 40% of such assets will be in the fixed income sector (as defined below) and approximately 60% in the equity sector (as defined below). This mix may vary over shorter time periods within the ranges set forth below:

                                    RANGE
                                    ------
Fixed Income Sector                 30-50%
Equity Sector                       50-70%

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Series N (CONTINUED)
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The  primary  consideration  in varying  from the 60-40  allocation  will be the outlook of the Series' Sub-Adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), for the different markets in which the Series invests. Shifts between the fixed income and equity sectors will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. There is, of course no guarantee that T. Rowe Price's gradual approach to allocating the Series' assets will be successful in achieving the Series' objective. The Series will maintain cash reserves to facilitate the Series' cash flow needs (redemptions, expenses and purchases of Series securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

     Assets allocated to the fixed income portion of the Series primarily will be invested in U.S. and foreign investment grade bonds, high yield bonds, short-term investments and currencies, as needed to gain exposure to foreign markets. Assets allocated to the equity portion of the Series will be allocated among U.S. and non-dollar large- and small-cap companies, currencies and futures.

     The Series' fixed income sector will be allocated among investment grade, high yield, U.S. and non-dollar debt securities and currencies generally within the ranges indicated below:

          Investment Grade                   50-100%
          High Yield                          0-30%
          Non-dollar                          0-30%
          Cash Reserves                       0-20%

Investment  grade debt  securities  include long,  intermediate  and  short-term investment grade debt securities (e.g., AAA, AA, A or BBB by S&P or if not rated, of equivalent investment quality as determined by T. Rowe Price). The weighted average maturity for this portion (investment grade debt securities) of the Series' portfolio is generally expected to be intermediate (3-10 years), although it may vary significantly. Non-dollar debt securities include non-dollar denominated government and corporate debt securities or currencies of at least three countries. See "Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing" for a discussion of the risks involved in foreign investing. High-yield securities include high-yielding, income-producing debt securities in the lower rating categories (commonly referred to as "junk bonds") and preferred stocks including convertible securities. High yield bonds may be purchased without regard to maturity; however, the average maturity is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Series may also purchase bonds in default if, in the opinion of T. Rowe Price, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See "Investment Methods and Risk Factors" for a discussion of the risks involved in investing in high-yield, lower-rated debt securities. Securities which may be held as cash reserves include liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by T. Rowe Price. The Series may use currencies to gain exposure to an international market prior to investing in non-dollar securities.

     The Series' equity sector will be allocated among large and small capital ("Large Cap" and "Small Cap" respectively) U.S. and non-dollar equity securities, currencies and futures, generally within the ranges indicated below:

               Large Cap                45-100%
               Small Cap                 0-30%
               Non-dollar                0-35%

     Large Cap securities generally include stocks of well-established companies with capitalization over $1 billion which can produce increasing dividend income.

     Non-dollar securities include foreign currencies and common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. T. Rowe Price intends to diversify the non-dollar portion of the Series' portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries.

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Series N (CONTINUED)
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     Futures  may be used to gain  exposure  to equity  markets  where  there is insufficient cash to purchase a diversified portfolio of stocks. Currencies may also be held to gain exposure to an international market prior to investing in a non-dollar stock.

     Small Cap securities include common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.

     Until the Series reaches approximately $30 million in assets, the composition of the Series' portfolio may vary significantly from the percent limitations and ranges above. This might occur because, at lower asset levels, the Series may be unable to prudently achieve diversification among the described asset classes. During this initial period, the Series may use futures contracts and purchase foreign currencies to a greater extent than it will once the start-up period is over.

     The Series may invest up to 35% of its total assets in U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Series may invest may be considered to be developing and may involve special risks. For a discussion of the risks involved in investment in foreign securities, see "Investment Methods and Risk Factors" - "Certain Risks of Foreign Investing."

     The Series' foreign investments are also subject to currency risk described under "Investment Methods and Risk Factors" - "Currency Fluctuations." To manage this risk and facilitate the purchase and sale of foreign securities, the Series may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although forward currency transactions will be used primarily to protect the Series from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Series' total return could be adversely affected as a result. For a discussion of forward currency transactions and the risks associated with such transactions, see "Investment Methods and Risk Factors" - "Forward Currency Contracts and Related Options" and "Purchase and Sale of Currency Futures Contracts and Related Options." Purchases by the Series of currencies in substitution of purchases of stocks and bonds will subject the Series to risks different from a fund invested solely in stocks and bonds.

     The Series' investments include, but are not limited to, equity and fixed income securities of any type and the Series may utilize the investment methods and investment vehicles described below.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Series' portfolio securities or currencies covering call or put options will not exceed 25% of the Series' net assets. The Series may enter into foreign futures and options transactions. As part of its investment program and to maintain greater flexibility, the Series may invest in instruments which have the characteristics of futures, options and securities, known as "hybrid instruments." For a discussion of such instruments and the risks involved in investing therein, see "Investment Methods and Risk Factors" -- "Hybrid Instruments."


     The Series may acquire illiquid securities in an amount not exceeding 15% of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs. The Series will not invest more than 5% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). Series N may invest in securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. For a discussion of restricted and when-issued securities, see "Investment Methods and Risk Factors."


                                       18
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Series N (CONTINUED)
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     The Series may invest in asset-backed securities,  which securities involve certain risks. For a discussion of asset-backed securities and the risks involved in investment in such securities, see the discussion under "Investment Methods and Risk Factors." The Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. The Series may also invest in collateralized mortgage obligations (CMOs) and stripped mortgage securities (a type of derivative). Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities, "interest only" (IO) and "principal only" (PO) bonds. There are risks involved in mortgage-backed securities, CMOs and stripped mortgage securities. See "Investment Methods and Risk Factors" for an additional discussion of such securities and the risks involved therein.

     While the Series will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as T. Rowe Price believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest categories. Short-term securities may be held in the equity sector as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.

     The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors" - "Lending of Portfolio Securities."

     FIXED INCOME SECURITIES. Fixed income securities in which the Series may invest include, but are not limited to, those described below.

     U.S. GOVERNMENT OBLIGATIONS. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. GOVERNMENT AGENCY SECURITIES. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home
Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     BANK OBLIGATIONS. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposits may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     SAVINGS AND LOAN OBLIGATIONS. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Series, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require a sale of such security by the Series. However, T. Rowe Price will consider such event in its determination of whether the Series should continue to hold

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Series N (CONTINUED)
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the security.  To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Series will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus.

     The Series may also invest in the securities of certain supranational entities, such as the International Development Bank.

     For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

     ASSET-BACKED SECURITIES. The Series may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     AUTOMOBILE RECEIVABLE SECURITIES. The Series may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

     CREDIT CARD RECEIVABLE SECURITIES. The Series may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

     OTHER ASSETS. T. Rowe Price anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Series may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement of Additional Information and the Fund's Prospectus under "Investment Methods and Risk Factors."

     In addition to the investments described in the Fund's Prospectus, the Series may invest in the following:

     ADDITIONAL FUTURES AND OPTIONS CONTRACTS. Although the Series has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

SERIES O (EQUITY INCOME SERIES)

     The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Series emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Series' investments is expected to be a significant contributor to the Series' total return. The Series' income yield is expected to be significantly above that of the Standard and Poor's 500 Stock Index ("S&P 500"). Total return is expected to consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

     The Series may invest up to 35% of its total assets in U.S. dollar denominated and non U.S. dollar denominated securities issued by foreign issuers. For a discussion of the risks involved in foreign securities investments, see this Statement of Additional Information and the Prospectus under "Investment Methods and Risk Factors."

     The investment program of the Series is based on several premises. First, the Series' Sub-Adviser, T. Rowe Price, believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, T. Rowe Price believes that stocks which distribute a high level of current income tend to have less price volatility than those which have below average dividends.

                                       20
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Series O (CONTINUED)
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     To achieve its  objective,  the Series,  under normal  circumstances,  will invest at least 65% of its assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by T. Rowe Price. To enhance capital appreciation potential, the Series also uses a value-oriented approach, which means it invests in stocks it believes are currently undervalued in the market place. The Series' investments will
generally   be  made  in   companies   which   share   some  of  the   following
characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price-earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

     The Series may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities). The Series would invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality.

     Series O may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Series. Such securities may include securities rated below investment grade (e.g., securities rated Ba or lower by Moody's or BB or lower by S&P). The Series will not purchase such a security (commonly referred to as a "junk bond") if immediately after such purchase the Series would have more than 10% of its total assets invested in such securities. See "Investment Methods and Risk Factors" - "Special Risks Associated with Low-Rated and Comparable Unrated Debt Securities" for a discussion of the risks associated with investing in such securities.

     Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities and warrants, when considered consistent with the Series' investment objective and program. The Series' investments in foreign securities include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). The Series may invest up to 25% of its total assets in foreign securities. See the discussions of the risks associated with investing in foreign securities under "American Depositary Receipts," "Currency Fluctuations" and "Certain Risks of Foreign Investing."

     The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting its overall exposure to certain markets. The Series may purchase or write (sell) call and put options on securities, financial indices, and foreign currencies. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Series' net asset value and, with respect to options on securities, the total market value of securities against which the Series has written call or put options may not exceed 25% of its total assets. The Series will not commit more than 5% of its total assets to premiums when purchasing call or put options. The Series may also invest up to 10% of its total assets in hybrid instruments which are described under "Investment Methods and Risk Factors" - "Hybrid Instruments." Also see the discussions of futures, options and forward currency transactions under "Investment Methods and Risk Factors."


     The Series may also invest in restricted securities described under "Investment Methods and Risk Factors." The Series' investment in such securities, other than Rule 144A securities, is limited to 5% of its net assets. Series O may invest in securities on a "when-issued" or "delayed delivery basis" as discussed in "Invesetment Methods and Risk Factors." The Series may borrow up to 33 1/3% of its total assets; however, the Series may not purchase securities when borrowings exceed 5% of its total assets. The Series may hold a certain portion of its assets in money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. The Series may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Series' total assets. See "Investment Methods and Risk Factors" - "Lending of Portfolio Securities" for a discussion of the risks associated with securities lending.


                                       21
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SERIES P (HIGH YIELD SERIES)
--------------------------------------------------------------------------------

     The investment objective of Series P is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Series will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds"); (ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. Series P may also invest up to 35% of its assets in common stocks (which may include ADRs), warrants and rights. Under normal circumstances, at least 65% of the Series' total assets will be invested in high-yielding, high risk debt securities.

     Series P may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Series may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     The Series may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Series may also invest in debt securities issued by foreign governments
(including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Series' investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

     The Series may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Series may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Series will hold less than 25% of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Series may also invest in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Series may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

     The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Series P may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15% of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

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Series P (CONTINUED)
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     Series P may purchase  securities  on  "when-issued"  or "delayed  delivery basis" in excess of customary settlement periods for the type of security involved. The Series may also purchase or sell securities on a "forward
commitment"  basis  and  may  enter  into  "repurchase   agreements,"   "reverse
repurchase agreements" and "roll transactions." The Series may lend securities to broker/dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Series' total assets. In addition, the Series may purchase loans, loan participations and other types of direct indebtedness.

     The Series may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Series will not use futures contracts for leveraging purposes. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Series' net asset value. The Series may purchase call and put options and write such options on a "covered" basis. The Series may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25% of the Series' net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

     The Series' investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Series' net assets. Included within this amount, but not to exceed 2% of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Series in units or attached to securities may be deemed to be without value.

     From time to time, Series P may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the weighted average maturity of the Series portfolio will range from 5 to 15 years under normal circumstances.


SERIES V (VALUE SERIES)

     The investment objective of Series V is to seek long-term growth of capital. Series V will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Series will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Series will invest at least 65 percent of its assets in the securities of companies which the Investment Manager believes are undervalued.

     Series V may also invest in (i) preferred stocks; (ii) warrants; and (iii) investment grade debt securities (or unrated securities of comparable quality). The Series may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Series may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 15 percent of its total assets will be invested in illiquid securities. Series V reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Series may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities and repurchase agreements under "Investment Methods and Risk Factors."


INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may

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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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be used by one or more of the Series.  The methods described only apply to those
Series which may use such methods.  Although a Series may employ the techniques,
instruments  and  methods  described  below,   consistent  with  its  investment
objective and policies and any applicable law, no Series will be required to do so.

     AMERICAN DEPOSITARY RECEIPTS. Each of the Series (except Series C and E) of the Fund may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Although the Series intend to invest only in nations which are considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), political or social instability or diplomatic developments which could affect investment in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments may be subject to taxation abroad. In addition, the foreign securities markets of many of the countries in which the Series may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     REPURCHASE AGREEMENTS. A repurchase agreement involves a purchase by the Series of a security from a selling financial institution (such as a bank, savings and loan association or broker-dealer) which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security.

     Currently, Series A, B, C, E, S, J and P may enter into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and "primary" dealers in U.S. Government securities. These Series may enter into repurchase agreements, fully collateralized by U.S. Government or agency securities, only on an overnight basis.

     Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940. Engaging in any repurchase transaction will be subject to any rules or regulations of the Securities and Exchange Commission or other regulatory authorities. Not more than 10% of the assets of Series A, B, C, D, E, S and J will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.

     Series D and K may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by each Series with any broker shall not exceed 15% of the total assets of the Series or $5,000,000, whichever is greater. The Series will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10% of total assets for Series D or 15% of net assets for Series K.

     Series M may enter into repurchase agreements with (a) well-established securities dealers or (b) banks that are members of the Federal Reserve System. Any such dealer or bank will have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Investment Manager. This Series may enter into repurchase agreements with maturities of over seven days, provided that it may not invest more than 15% of its total assets in illiquid securities.

     Series N and O may enter into repurchase agreements only with (a) securities dealers that have a net capital in excess of $50,000,000, are reasonably leveraged, and are otherwise considered as appropriate entities with which to enter into repurchase agreements, or (b) banks that are included on T. Rowe Price's list of established banks. To determine whether a dealer or bank qualifies under these criteria, T. Rowe Price's Credit Committee will conduct a thorough examination to determine that the applicable financial and profitability standards have been

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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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met.  Series N and O will not under any  circumstances  enter into a  repurchase agreement of a duration of more than seven business days if, as a result, more than 15% of the value of the Series' total assets would be so invested or invested in illiquid securities. Generally, the Series will not commit more than 50% of its gross assets to repurchase agreements or more than 5% of its total assets to repurchase agreements of any one vendor.

     In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Series could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Series seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors of the Fund has promulgated guidelines with respect to repurchase agreements.

     DEBT OBLIGATIONS. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invest to meet their obligations for the payment of interest and principal when due.

     SPECIAL RISKS ASSOCIATED WITH LOW-RATED AND COMPARABLE UNRATED DEBT SECURITIES. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

     The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Series might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Series' net asset value.

     As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Series' net asset value. If a Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Series' asset base over which expenses could be allocated and could result in a reduced rate of return for a Series.

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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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     Low-rated and comparable unrated securities  typically contain  redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Series may have to replace the securities with a lower-yielding security, which would result in a lower return for a Series.

     Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager or relevant Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager or relevant Sub-Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager or relevant Sub-Adviser continually monitors the investments in a Series' portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

     A Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Series' asset value and a Series' ability to dispose of particular securities, when necessary to meet a Series' liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

     Recent legislation has been adopted and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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     Certain Series may write (sell) "covered" call options and purchase options to close out options previously written by the Series. In writing covered call options, the Series expects to generate additional premium income which should serve to enhance the Series' total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Series.


     The Series will write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Series will not write a covered call option if, as a result, the aggregate market value of all Series securities or currencies covering call or put options exceeds 25% of the market value of the Series' net assets. Should these state laws change or should the Series obtain a waiver of their application, the Series reserves the right to increase this percentage. In calculating the 25% limit, the Series will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


     Series securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Series' investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not
do), but capable of enhancing the Series' total return. When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Series has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Series will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Series will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Series may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Series for writing covered call options will be recorded as a liability of the Series. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting

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from the  repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Series.

     WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Series may write American or European style covered put options and purchase options to close out options previously written by the Series.


     Certain Series may write put options on a covered basis, which means that the Series would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Series would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Series' portfolio at a price lower than the current market price of the security or currency. In such event the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Series. In addition, the Series, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Series will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Series' net assets. Should these state laws change or should the Series obtain a waiver of their application, the Series reserves the right to increase this percentage. In calculating the 25% limit, the Series will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.


     PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Series will receive a premium from writing a put or call option, which increases such Series' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. A Series may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Series will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the

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underlying  security,  any loss  resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Series.

     Furthermore, effecting a closing transaction will permit the Series to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Series desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Series will be able to effect such closing transactions at a favorable price. If the Series cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Series will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     PURCHASING CALL OPTIONS. Certain Series may purchase American or European call options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Series may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Series for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Series to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Series in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Series is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, the Series may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Series obtain a waiver of their application, the Series may commit more than 5% of its assets to premiums when purchasing call and put options. The Series may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Series has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Series may purchase American or European style put options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Series may purchase a put option on an underlying security or currency (a "protective put") owned by the Series as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Series may purchase put options at a time when the Series does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Series seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must

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decline  sufficiently  below  the  exercise  price  to  cover  the  premium  and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Series may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Series would look to a clearing corporation to exercise exchange-traded options, if the Series were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Series will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Series writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote the option. While the Series will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as loss of the expected benefit of the transaction. Until the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Series may be unable to liquidate a dealer option. With respect to options written by the Series, the inability to enter into a closing transaction may result in material losses to the Series. For example, since the Series must maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Series' ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Series may treat the cover used for written OTC options as liquid if the dealer agrees that the Series may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Series will treat dealer options as subject to the Series' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Series will change its treatment of such instruments accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Series, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Series may lose the premium it paid plus transaction costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction. If the Series is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options

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markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Series securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.

     When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the

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assigned  writer.  Although  the  Series  may be able to  minimize  this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Series may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


     Unlike when the Series purchases or sells a security, no price would be paid or received by the Series upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Series' open positions in futures contracts, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.


     Margin is the amount of funds that must be deposited by the Series with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Series' open position in futures contracts. A margin deposit is intended to ensure the Series' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Series.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Series expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the futures contract.

     For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over

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the life of the  contract,  the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Series and other mutual funds or portfolios of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser. Such aggregated orders would be allocated among the Series and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

     A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Series' portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Series may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Series must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Series' securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Series. In this regard, the Series could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

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     The Series may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Series' objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most  United  States  futures  exchanges  limit the  amount of  fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage (although the Series' use of futures will not result in leverage, as is more fully described below). As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Series has sufficient assets to satisfy its obligations under a futures contract, the Series earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.


     LIQUIDITY. The Series may elect to close some or all of its futures positions at any time prior to their expiration. The Series would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Series may close its positions by taking opposite positions which would operate to terminate the Series' position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Series, and the Series would realize a loss or a gain.

     Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Series would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described

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below, there is no guarantee that the price of the underlying  instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Series of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its, judgment, will have a significant correlation with movements in the prices of the Series' underlying instruments sought to be hedged.

     Successful use of futures contracts by the Series for hedging purposes is also subject to the Investment Manager or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the Series' portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Series would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Series might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS: The Series may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist,

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although  outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Series will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Series may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Series' existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Series after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Series' use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Series, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Series' custodian to cover the position, or alternative cover will be employed.

     In addition, CFTC regulations may impose limitations on the Series' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Series would comply with such new restrictions.

     FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Series for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Depending on the investment policies and restrictions applicable to a Series, a Series will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the

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subject  foreign  currency  during the period  between the date the  security is purchased or sold and the date on which payment is made or received.

     Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Series may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Series. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     The Series will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. The Series, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Series' portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

     At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.


     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Series may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.


     If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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     The Series' dealing in forward  foreign  currency  exchange  contracts will generally be limited to the transactions described above. However, the Series reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Series are not
required  to  enter  into  forward   contracts  with  regard  to  their  foreign
currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Series value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

     PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Series, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Series, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

     INTEREST RATE SWAPS AND INTEREST RATE CAPS AND FLOORS. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

     HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

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     LENDING OF PORTFOLIO  SECURITIES.  For the purpose of realizing  additional income, certain of the Series may make secured loans of Series securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

     OTHER LENDING/BORROWING. Subject to approval by the Securities and Exchange Commission, Series N and O may make loans to, or borrow funds from, other mutual funds or portfolios of mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. The Series have no intention of engaging in these practices at this time.

     ZERO COUPON SECURITIES. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value, of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

     The U. S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

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     When U.S.  Treasury  obligations  have  been  stripped  of their  unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of
stripped  obligations   acquire,  in  effect,   discount  obligations  that  are
economically identical to the zero coupon securities that the Treasury sells itself.

     WHEN-ISSUED SECURITIES. Certain Series may from time to time purchase securities on a "when-issued" basis. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Series do not believe that net asset value or income will be adversely affected by purchase of securities on a when-issued basis. The Series will maintain cash and marketable securities equal in value to commitments for when-issued securities.

     The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement no payment is made by the Series to the issuer and no interest accrues to the Series. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. While when-issued securities may be sold prior to the settlement date, the Series intends to purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.

     Series E, N and P may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate charges and to the rate of principal prepayments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments (PO). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a

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buyer,  which may in turn decrease the price at which they may be sold.  IOs and
POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued
by  U.S.   Government-related   entities  are   guaranteed   by  the  agency  or
instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series' investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.

     ASSET-BACKED SECURITIES: Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     METHODS OF ALLOCATING CASH FLOWS. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.

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     TYPES OF CREDIT SUPPORT. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit
obtained  from  third  parties,   through   various  means  of  structuring  the
transaction   or  through  a  combination  of  such   approaches.   Examples  of
asset-backed  securities with credit support arising out of the structure of the
transaction   include    "senior-subordinated    securities"   (multiple   class
asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and
asset-backed   securities  that  have  "reserve   Portfolios"   (where  cash  or
investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

     AUTOMOBILE RECEIVABLE SECURITIES. Asset-Backed Securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

     CREDIT CARD RECEIVABLE SECURITIES. Asset-Backed Securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the

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assets backing the security,  such as the imposition of a cap on interest rates.
The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

     RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Series should be in a position where more than the percentage of its net assets permitted under the respective Series operating policy are invested in illiquid assets, including restricted securities, the Series will take appropriate steps to protect liquidity.

     The Series may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Manager or relevant Sub-Adviser, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Series' restriction on investment of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Manager or relevant Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Investment Manager or relevant Sub-Adviser could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Series' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Series does not invest more than permitted in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     WARRANTS. Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

CERTAIN RISKS OF FOREIGN INVESTING

     BRADY BONDS. Certain Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the

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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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Treasury,  Nicholas  F.  Brady.  Brady  Bonds  recently  have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may
be  collateralized  or  uncollateralized,   are  issued  in  various  currencies
(primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Series K may invest in either collateralized or uncollateralized Brady Bonds denominated in various currencies, while Series B and Series P may invest only in collateralized bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Certain Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Series' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Series could lose its entire investment in any such country.

     An investment in a Series which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As

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illustrations,   certain  countries  require  governmental   approval  prior  to
investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager and relevant Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     CURRENCY FLUCTUATIONS. Because a Series, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series' holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Series values its assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the

                                       45
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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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security,  could result in possible  liability to the purchaser.  The Investment
Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Series' assets.

     NON-U.S. WITHHOLDING TAXES. A Series' investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.

     INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of a Series. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

     MARKET CHARACTERISTICS. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Series' portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

     COSTS. Investors should understand that the expense ratio of the Series that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

     OTHER. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

     EASTERN EUROPE. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series' assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment

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INVESTMENT METHODS AND RISK FACTORS (CONTINUED)
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Company Act of 1940 and exemptive  relief from such Act may be required.  All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

     REGULATORY MATTERS. Currently, the Fund either has or will make a commitment regarding each Series to the State of California Department of Insurance to limit its borrowings to 10% of the Series' net asset value when borrowing for any general purpose and to an additional 15% (for a total of 25%) when borrowing as a temporary measure to facilitate redemptions. For purposes of the foregoing commitment, net asset value is the market value of all investments or assets owned by a Series, less its outstanding liabilities, at the time that any new or additional borrowing is undertaken.

     Additionally, the Fund either has made or will make a commitment regarding each Series to the State of California Department of Insurance with respect to diversification of its foreign investments. Such commitment generally requires that a Series (i) (consistent with the Series' investment policies) invest in a minimum of five different foreign countries and (ii) have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country; except that, a Series may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries:
Australia,   Canada,   France,  Japan,  the  United  Kingdom  or  West  Germany.
(Investments in U.S. issuers are not subject to any of the foregoing restrictions.)

INVESTMENT POLICY LIMITATIONS

     The Series operate within certain investment limitations which cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. Pursuant thereto, none of the Series will:

 1. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 2. Purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Underwrite securities of other issuers.


 5. Borrow money or securities for any purposes except that borrowing up to 5% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes; provided, however, that this investment limitation does not apply to Series K, M, N, O, P and V which may borrow up to 33 1/3% of total assets. The Fund may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

 6. Make loans to other persons, except by entry into repurchase agreements or by the purchase, upon original issuance or otherwise, of a portion of an issue of publicly distributed bonds, notes, debentures or other securities; provided, however, that this investment limitation does not apply to Series K, M, N, O, P or V.

 7. Effect short sales of securities or buy securities on margin (except such short-term credits as are necessary for the clearance of portfolio transactions); provided, however, that this limitation does not apply to Series K, M, N, O, P and V.

 8. Invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Series K, M, N, O, P or V.


 9. Concentrate investments in particular industries or make an investment in any one industry if, when added to its other investments, total investments in the same industry then held by the Fund would exceed 25% of the value of its assets.

10. Purchase or sell interests in real estate except as are represented by securities of companies, including real estate trusts whose assets consist substantially of interests in real estate, including obligations secured by real estate or interests therein and which therefore may represent indirect interest in real estate.


11. Own, buy, sell or otherwise deal in commodities or commodities contracts; provided, however, that Series K, M, N, O, P and V may enter into forward currency contracts and other forward commitments and transactions in futures, options and options on futures.


     The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

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INVESTMENT POLICY LIMITATIONS (CONTINUED)
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     With  respect  to  investment  restrictions  7 and 11,  the  Fund  does not interpret these restrictions as prohibiting transactions in currency contracts, hybrid instruments, options, financial futures contracts or options on financial futures contracts.

     For purposes of investment restriction 9, U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Series' semiannual and annual reports.

     For purposes of investment restriction 6, the Series will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The following investment policies of Series K are not fundamental policies and may be changed by a vote of a majority of the Series' Board of Directors without shareholder approval. Series K may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Series' total assets, at market value; and (b) no more than 5% of the Series' total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. Series K may borrow money from banks for emergency or temporary purposes or to meet redemptions in an amount not to exceed 5% of the Series' total assets.

     As a matter of operating policy, Series O may not:

 1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

 2. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Series' net asset value;

 3. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Series will not invest more than 10% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;

 4. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;

 5. Purchase securities on margin except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

 6. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Series as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Series' total assets at the time of borrowing or investment;

 7. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

 8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information;

 9. Purchase or retain the securities of any issuer if those officers and directors of the Series, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

10.  Effect short sales of securities;

11. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities; or

12. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Series would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net assets of the Series would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Series in units or attached to securities may be deemed to be without value.

OFFICERS AND DIRECTORS

     The directors and officers of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

WILLIS A. ANTON, JR., Director                                  Partner, Classic Awning & Design.  Prior to October 1991,
3616 Yorkway                                                    President, Classic Awning & Design.
Topeka, Kansas 66604

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors.  Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991,
3616 Canterbury Town Road                                       Secretary and Director, Palmer Companies, Inc. (Wholesale
Topeka, Kansas 66610                                            Periodicals).

MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                                  Senior Vice President, Security Benefit Group, Inc. and
1266 South Street                                               Security Benefit Life Insurance Company.  Prior to June
Needham, MA 02192                                               1996, President, Chief Investment Officer and Director,
                                                                Security Management Company.  Prior to April 1992, Managing
                                                                Director, Prudential Life.

HUGH L. THOMPSON, Director                                      President, Washburn University.
1700 College
Topeka, KS 66621

JAMES R. SCHMANK, Vice President and Treasurer                  President (Interim), Treasurer, Chief Fiscal Officer and
                                                                Managing Member Representative, Security Management
                                                                Company, LLC; Vice President and Interim Chief Investment
                                                                Officer, Security Benefit Group, Inc. and Security Benefit
                                                                Life Insurance Company.

MARK E. YOUNG, Vice President                                   Vice President - Operations, Security Management Company,
                                                                LLC; Assistant Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Portfolio Manager, Security
                                                                Management Company, LLC; Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.

TERRY A. MILBERGER, Vice President                              Vice President and Senior Portfolio Manager, Security
                                                                Management Company, LLC; Vice President, Security Benefit
                                                                Group, Inc. and Security Benefit Life Insurance Company.
--------------------------------------------------------------- -------------------------------------------------------------

--------------------------------------------------------------- -------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------- -------------------------------------------------------------
--------------------------------------------------------------- -------------------------------------------------------------
AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Assistant Treasurer and Assistant Secretary  Assistant Vice President, Assistant Treasurer and Assistant
                                                                Secretary, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

CINDY L. SHIELDS, Assistant Vice President                      Assistant Vice President and Portfolio Manager, Security
                                                                Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to August 1994, Junior Portfolio Manager,
                                                                Research Analyst, Junior Research Analyst and Portfolio
                                                                Assistant, Security Management Company.

GREGORY A. HAMILTON, Assistant Vice President                   Second Vice President, Security Management Company, LLC,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.  Prior to December 1992, First Vice
                                                                President and Manager of Investments Division, Mercantile
                                                                National Bank.

THOMAS A. SWANK, Assistant Vice President                       Second Vice President and Portfolio Manager, Security
                                                                Management Company, LLC; Second Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.

BARBARA J. DAVISON, Assistant Vice President                    Compliance Officer, Assistant Vice President and Portfolio
                                                                Manager, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.  Prior to 1996, Assistant
                                                                Vice President-Operations, Security Benefit Life Insurance
                                                                Company.


JIM P. SCHIER, Assistant Vice President                         Assistant Vice President and Portfolio Manager, Security
(Equity Fund only)                                              Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company. Prior to February 1997, Assistant Vice President
                                                                and Senior Research Analyst, Security Management Company,
                                                                LLC. Prior to August 1995, Portfolio Manager, Mitchell
                                                                Capital Management. Prior to March 1993, Vice President and
                                                                Portfolio Manager, Fourth Financial.


CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Counsel, Security Benefit Group, Inc. and
                                                                Security Benefit Life Insurance Company.  Prior to June
                                                                1992, student at Washburn University School of Law.
-----------------------------------------------------------------------------------------------------------------------------

 * These directors are deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended.

** These directors serve on the Fund's audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Fund.
--------------------------------------------------------------------------------


     The officers of the Fund hold identical offices in the other Funds in the Security Group of Funds, except Ms. Tedder and Messrs. Milberger and Schier. Ms. Tedder is also Vice President of Security Income Fund and Security Equity Fund; Mr. Milberger is also Vice President of Security Equity Fund; Mr. Schier is also Assistant Vice President of Security Equity Fund; Ms. Shields is also Assistant Vice President of Security Ultra Fund; Mr. Hamilton is also Assistant Vice President of Security Tax-Exempt Fund, Security Equity Fund and Security Income Fund; Mr. Swank is also Assistant Vice President of Security Growth and Income Fund; and Ms. Davison is also Assistant Vice President of Security Cash Fund. The directors of the Fund are also directors of each of the other Funds in the Security Group of Funds. See the table under "Investment Management," page 51, for positions held by such persons with the Investment Manager. Mr. Young and Ms. Lee hold identical offices with Security Distributors, Inc. ("SDI"). Messrs. Cleland and Schmank are also director and Vice President, and Ms. Harwood is Treasurer of SDI.

REMUNERATION OF DIRECTORS AND OTHERS

     The Fund pays each of its directors, except those directors who are "interested persons" of the Fund, an annual retainer of $6,250 and a fee of $800 per meeting, plus reasonable travel costs, for each meeting of the board attended. The Fund pays a fee of $100 per hour with a minimum fee of $200 and reasonable travel costs for each meeting of the Fund's audit committee attended by those directors who serve on the committee. Such fees and travel costs are paid by the Fund pursuant to the Fund's Administrative Services Agreement dated April 1, 1987, as amended.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1995, and the aggregate compensation paid to each of the Directors during calendar year 1995 by all seven of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the Directors is a director of each of the other registered investment companies in the Security Fund Complex.

----------------------- -------------------- ------------------------- ------------------------ -------------------------
                                                    PENSION OR                                     TOTAL COMPENSATION
                             AGGREGATE         RETIREMENT BENEFITS        ESTIMATED ANNUAL         FROM THE SECURITY
   NAME OF DIRECTOR        COMPENSATION         ACCRUED AS PART OF          BENEFITS UPON            FUND COMPLEX,
     OF THE FUND           FROM SBL FUND          FUND EXPENSES              RETIREMENT            INCLUDING THE FUND
----------------------- -------------------- ------------------------- ------------------------ -------------------------
Willis A. Anton                $8,650                    $0                      $0                     $17,300
Donald A. Chubb, Jr.            8,750                     0                       0                      17,500
John D. Cleland                     0                     0                       0                           0
Jack H. Hamilton                4,625                     0                       0                       8,950
Donald L. Hardesty              8,650                     0                       0                      17,300
Penny A. Lumpkin                9,050                     0                       0                      17,800
Mark L. Morris, Jr.             8,900                     0                       0                      17,800
Jeffrey B. Pantages                 0                     0                       0                           0
Harold G. Worswick*                 0                     0                       0                      17,800
Hugh L. Thompson                    0                     0                       0                           0
----------------------- -------------------- ------------------------- ------------------------ -------------------------

* The Fund has accrued deferred compensation in the amount of $9,578 for Mr. Worswick for the calendar year ending December 31, 1995.
--------------------------------------------------------------------------------

     Security Management Company, LLC compensates its officers and directors who may also serve as officers or directors of the Fund. On January 31, 1997, the Fund's officers and directors (as a group) beneficially owned less than 1% of the outstanding shares of the Fund.

SALE AND REDEMPTION OF SHARES

     Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

INVESTMENT MANAGEMENT

     Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, serves as investment adviser to the Fund. The Investment Manager also acts as investment adviser to the following mutual funds: Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Cash Fund, and Security Tax-Exempt Fund.

     The Investment Manager is controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with $15.5 billion of insurance in force, is incorporated under the laws of Kansas.

     The Investment Manager serves as investment adviser to the Fund under an Investment Advisory Contract dated June 20, 1977, which was renewed by the board of directors of the Fund at a regular meeting held on February 7, 1997. The contract may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment.


     Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to .75% of the average net assets of Series A, Series B, Series E, Series S, Series J, Series K, Series P and Series V; .5% of the average net assets of Series C; and 1.00% of the average net assets of Series D, Series M, Series N and Series O, computed on a daily basis and payable monthly. During the last three fiscal years, SBL Fund paid the following amounts to the Investment Manager for its services: 1995 - $12,436,327; 1994 - $10,141,578; and 1993 - $8,297,437.


     The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to furnish certain investment advisory services to Series D and K of the Fund pursuant to Sub-Advisory Agreements, dated April 26, 1991, and May 1, 1995, respectively. Pursuant to the agreements, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series D and K and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .50% of the average net assets of Series D, and .35% of the average net assets of Series K, computed on a daily basis and payable monthly. The Lexington Sub-Advisory Agreements may be terminated without penalty at any time by either party on 60 days' written notice and are automatically terminated in the event of assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.8 billion in assets.

     Lexington has entered into a sub-advisory contract with MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, to provide investment and economic research services to Series K, subject to the control and supervision of the Board of Directors of SBL Fund For such services, Lexington pays MFR an amount equal to .15% of the average net assets of Series K, computed on a daily basis and payable monthly.

     MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez") which was established in August of 1992 to provide global economic consulting, investment advisory and broker/dealer services. Ramirez owns 80% and Security Benefit Group, Inc. ("SBG") owns 20% of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100% of the outstanding capital stock of Ramirez, and Security Benefit Life Insurance Company owns 100% of the outstanding common stock of SBG. MFR currently acts as investment adviser to the Global High Yield Fund, Global Asset Allocation Fund and Emerging Markets Total Return Fund, as sub-adviser to the Lexington Ramirez Global Income Fund, and also serves as an institutional manager for private clients.

     The Investment Manager has entered into a quantitative research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Meridian provides research which the Investment Manager uses in strategically allocating the assets of Series M among investment categories and market sectors. For the services provided to Series M, the Investment Manager pays Meridian an amount equal to .20% of the average net assets of Series M, computed on a daily basis and payable quarterly. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation.

     The Investment Manager has entered into an agreement with Templeton/Franklin Investment Services, Inc. ("Templeton"), 777 Mariners Island Boulevard, San Mateo, California 94404, to provide analytical research used by the Investment Manager in the selection of equity securities for Series M. The Investment Manager pays Templeton an annual fee equal to .30% of the first $50,000,000 of average net assets of Series M invested in equity securities and .25% of such average net assets in excess of $50,000,000 computed daily and payable monthly. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc. which in turn is a direct wholly-owned subsidiary of Franklin Resources, Inc.

     The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, organized in 1937 under the laws of the State of Maryland by the late Thomas Rowe Price, Jr., to provide certain investment advisory services to Series N and O. T. Rowe Price is presently a publicly held company which with its affiliates manages over $95 billion in assets. The Investment Manager pays T. Rowe Price, on an annual basis, an amount equal to .50% of the average net assets of Series N which are less than $50,000,000, and .40% of the average net assets of Series N of $50,000,000 and over, for management services provided to Series N, provided, however, that the Investment Manager has agreed to pay T. Rowe Price a minimum fee of $100,000 for the 12 months ended June 30, 1996. The Investment Manager pays T. Rowe Price, on an annual basis, an amount equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of such assets in excess of $20,000,000 for management services provided to Series O. For any month in which the average daily net assets of Series O exceed $50,000,000, T. Rowe Price will waive .10% of its fee on the first $20,000,000 of Series O's average daily net assets. T. Rowe Price's fees for investment management services are calculated daily and payable monthly.

     The Investment Manager has agreed that the total annual expenses of any Series, including its compensation from such Series, but excluding brokerage commissions, interest, taxes, and extraordinary expenses, will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. The most restrictive expense limitation currently imposed by state securities regulation, of which the Investment Manager is aware, provides that the aggregate annual expenses of an investment company shall not exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets of the investment company for any fiscal year, determined at least monthly. The Investment Manager will, on a monthly basis, contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of any Series will not exceed any such limitation.

     Pursuant to an Administrative Services Agreement, dated April 1, 1987, as amended, the Investment Manager also acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For this service the Investment Manager receives, on an annual basis, a fee of .045% of the average net assets of the Fund. In addition, the Investment Manager receives the greater of .10% of the average net assets of Series D or $60,000, calculated daily and payable monthly. With respect to Series K, M and N, the Investment Manager receives an additional annual fee equal to the greater of .10% of its average net assets or
(i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; or (iii) $60,000 thereafter. The administrative fees paid by the Fund during its fiscal years ended December 31, 1995, 1994 and 1993, were $786,425, $605,515 and $503,080, respectively.

     Under the same Agreement, the Investment Manager acts as the transfer agent for the Fund. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of Security Benefit Life Insurance Company to which shares of the Fund are sold. For this service, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction. The transfer agency fees paid by the Fund during its fiscal years ended December 31, 1995, 1994 and 1993, were $18,750, $13,242 and $12,283, respectively.

     The Investment Manager has arranged for Lexington to provide certain administrative services to Series D and Series K of the Fund, pursuant to a Sub-Administrative Agreement, dated September 1993, as amended effective May 1, 1995. Pursuant to this agreement, Lexington provides certain accounting functions, the pricing function and related recordkeeping for Series D, Series K and certain other mutual funds for which the Investment Manager acts as fund administrator. For such services, the Investment Manager pays Lexington the following amounts: (i) an annual base fee of $9,000 per series per contract year, and (ii) the greater of a minimum fund fee of $47,000 per series per contract year, OR, an amount equal to the following percentages of the aggregate assets of all of the series:

                             AGGREGATE ASSET FEE

     AVERAGE DAILY NET ASSETS                            COMPENSATION

     Less than $500 million............................  .07%, plus
     $500 million but less than $1 billion.............  .045%, plus
     $1 billion or more................................  .025%


     The Fund's total expenses for the fiscal year ended December 31, 1995, were $3,599,477, $5,770,437, $573,492, $2,134,514, $1,003,115, $255,769, and $713,258
for Series A, B, C, D, E, S, and J, respectively.  Such expenses represent .83%,
 .83%, .60%, 1.31%, .85%, .86%, and .84% of the average net assets of these Series, respectively. The annualized expense ratios of Series K, M, N and O after expense reimbursements for Series K, for the period June 1, 1995 (date of inception) to December 31, 1995 was as follows: Series K - 1.63%; Series M - 1.94%; Series N - 1.90%; and Series O - 1.40%. None of the foregoing information is available for Series P or Series V as they did not begin operations until August of 1996 and May of 1997, respectively. The Fund will pay all its expenses not assumed by the Investment Manager including directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the Investment Company Act of 1940 and the registration of its capital stock under the Securities Act of 1933.


     The following persons are affiliated with the Fund and also with the Investment Manager in the capacities indicated:

---------------------- ----------------------------------------- -----------------------------------------------------------
NAME                   POSITION WITH SBL FUND                    POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
---------------------- ----------------------------------------- -----------------------------------------------------------
James R. Schmank       Vice President and Treasurer              President (Interim), Treasurer, Chief Fiscal Officer and
                                                                 Managing Member Representative

John D. Cleland        President and Director                    Senior Vice President and Managing Member Representative

Jane A. Tedder         Vice President                            Vice President and Senior Portfolio Manager

Terry A. Milberger     Vice President                            Vice President and Senior Portfolio Manager

Gregory A. Hamilton    Assistant Vice President                  Second Vice President


James P. Schier        Assistant Vice President                  Assistant Vice President and Portfolio Manager


Cindy L. Shields       Assistant Vice President                  Assistant Vice President and Portfolio Manager

Mark E. Young          Vice President                            Vice President

Amy J. Lee             Secretary                                 Secretary

Brenda M. Harwood      Assistant Treasurer and Assistant         Assistant Vice President, Assistant Treasurer
                       Secretary                                 and Assistant Secretary

Thomas A. Swank        Assistant Vice President                  Second Vice President and Portfolio Manager

Barbara J. Davison     Assistant Vice President                  Compliance Officer, Assistant Vice President and
                                                                 Portfolio Manager
---------------------- ----------------------------------------- -----------------------------------------------------------

PORTFOLIO MANAGEMENT


     SERIES A (GROWTH SERIES) is managed by the Large Capitalization Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Terry Milberger, Jim Schier and Chuck Lauber. Terry Milberger, Senior Portfolio Manager, has day-to-day responsibility for managing Series A and has managed the Series since 1981. John Cleland directs the allocation of SERIES B'S (GROWTH-INCOME SERIES) investments among common stocks and fixed income securities. The common stock portion of the Series B portfolio is managed by the Investment Manager's Large Capitalization Team described above. Mr. Milberger has day-to-day responsibility for managing the common stock portion of the Series B portfolio and has managed this portion of the Series' portfolio since 1995. The fixed income portion of the Series B portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Tom Swank, Portfolio Manager, has day-to-day responsibility for managing the fixed income portion of Series B's portfolio and has managed this portion of the portfolio since 1994.

SERIES D (WORLDWIDE EQUITY SERIES) is managed by an investment management team of Lexington. Richard T. Saler and Alan Wapnick have the day-to-day responsibility for managing the investments of Series D and have managed the Series since 1994. SERIES E (HIGH GRADE INCOME SERIES) is managed by the Fixed Income Team described above. Greg Hamilton has day-to-day responsibility for managing Series E and has managed the Series since January 1996. SERIES J (EMERGING GROWTH SERIES) and SERIES S (SOCIAL AWARENESS SERIES) are managed by the Investment Manager's Small Capitalization Team and Social Responsibility Team, respectively, each of which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has day-to-day responsibility for managing Series J and Series S and has managed the Series since 1994. SERIES K (GLOBAL AGGRESSIVE BOND SERIES) is managed by an investment management team of Lexington and MFR. Denis
P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing Series K and have managed the Series since its inception in 1995. SERIES M (SPECIALIZED ASSET ALLOCATION SERIES) is managed by an investment management team of portfolio managers and research analysts of the Investment Manager. Jane Tedder, Senior Portfolio Manager, has day-to-day responsibility for managing the fixed-income portion of the Series' portfolio and for supervising the services provided by Meridian and Templeton and has had responsibility for the Series since January 1996. SERIES N (MANAGED ASSET ALLOCATION SERIES) is managed by an Investment Advisory Committee of T. Rowe Price consisting of Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. Mr. Notzon has had day-to-day responsibility for managing the Series since its inception in 1995. SERIES O (EQUITY INCOME SERIES) is managed by an Investment Advisory Committee of T. Rowe Price consisting of Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard P. Howard and William J. Stromberg. Mr. Rogers has had day-to-day responsibility for managing the Series since its inception in 1995. SERIES P (HIGH YIELD SERIES) is managed by the Fixed Income Team described above. Tom Swank has day-to-day responsibility for managing the investments of Series P and has managed the Series since its inception in 1996. SERIES V (VALUE SERIES) is managed by the Large Capitalization Team described above. Jim Schier has day-to-day responsibility for managing Series V and has managed the Series since its inception in 1997.


     John Cleland has been involved in the securities industry for more than 30 years. Before joining the Investment Manager in 1968, he was involved in the investment business in securities and residential and commercial real estate for approximately ten years. Mr. Cleland earned a Bachelor of Science degree from the University of Kansas and an M.B.A. from Wharton School of Finance, University of Pennsylvania. He is active in securities industry affairs, having served as Vice Chairman of the NASD's National Board of Governors and as District Chairman for the Association's Business Conduct Committee in District No. 4.

     Greg Hamilton has been in the investment field since 1983. He received his Bachelor of Arts degree in Business from Washburn University in 1984. Prior to joining Security Management Company, LLC in January of 1993, he was First Vice President, Treasurer and Portfolio Manager with Mercantile National Bank, Los Angeles, California, from 1990 to 1993. From 1986 to 1990, he was Managing Director of Consulting Services for Sendero Corporation, Scottsdale, Arizona. Prior to Sendero Corporation, he was employed as Fixed Income Research Analyst at Peoples Heritage Savings and Loan from 1983-1986.

     Denis P. Jamison, CFA, Senior Vice President, Director Fixed Income Strategy, is responsible for fixed-income portfolio management for Lexington. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard and Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 19 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a Bachelor's degree in Business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.

     Edmund M. Notzon joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August, 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/Economics from Pace University.

     Brian C. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

     Richard T. Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.


     James P. Schier, Assistant Vice President and Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.


     Cindy L. Shields is a Portfolio Manager of the Investment Manager. Ms. Shields has seven years experience in the securities field and joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

     Tom Swank, Portfolio Manager of the Investment Manager, has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

     Jane Tedder, Vice President and Senior Portfolio Manager of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.

     Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years of investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's degree in Business Administration from Columbia University.

CODE OF ETHICS

     The Fund, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Fund; (b) is being purchased or sold by the Fund; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

PORTFOLIO TURNOVER


     Generally, long-term rather than short-term investments will be made by the Fund for Series A, B, D, E, S, J and P. Series J, however, reserves the right during certain periods to trade to a substantial degree for the short term. Although portfolio securities generally will be purchased with a view to long-term potential, subsequent changes in the circumstances of a particular company or industry, or in general economic conditions, may indicate that sale of a portfolio security is desirable without regard to the length of time it has been held or to the tax consequences thereof. The annual portfolio turnover rate of Series A, S, J, M and V may exceed 100% and at times may exceed 150%. The annual turnover rate of Series E, K and P may exceed 100%. The annual turnover rate of Series B, D, N and O are not generally expected to exceed 100%.


     Portfolio turnover is defined as the lesser of purchases or sales of portfolio securities divided by the average market value of portfolio securities owned during the year, determined monthly. The annual portfolio turnover rates for Series A, B, D, E, J and S for the fiscal years ending December 31, 1995, 1994, and 1993, are as follows:

---------------------------------- --------- ------------------ ----------
                                     1995          1994           1993
---------------------------------- --------- ------------------ ----------
Series A.........................      83%          90%           108%
Series B.........................      94%          43%            95%
Series D.........................     169%          82%            70%
Series E.........................     180%         185%           151%
Series S.........................     122%          67%           105%
Series J.........................     202%          91%           117%
Series K.........................     127%*        ---            ---
Series M.........................     181%*        ---            ---
Series N.........................      26%*        ---            ---
Series O.........................       3%*        ---            ---
---------------------------------- --------- ------------------ ----------
* Annualized portfolio turnover rates for the period June 1, 1995 (date of inception) through December 31, 1995.
--------------------------------------------------------------------------


     For this purpose the term "securities" does not include government securities or debt securities maturing within one year after acquisition. Since Series C's investment policies require a maturity shorter than 13 months, the portfolio turnover rate will generally be 0%, although the portfolio will turn over many times during a year. Portfolio turnover information is not yet available for Series P and Series V as they did not begin operations until August of 1996 and May of 1997, respectively.


DETERMINATION OF NET ASSET VALUE

     As discussed in the Prospectus for the Fund, the net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase shares of a Series is received). The New York Stock Exchange is open for trading Monday through Friday except when closed in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas. The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares of each Series outstanding. In determining asset value, securities listed or traded on a recognized securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the board of directors or the Fund's Investment Manager, then the securities shall be valued in good faith by such method as the board of directors determines will reflect their fair market value. Circumstances under which the board of directors or the Fund's Investment Manager may consider the bid price include instances in which the spread between the bid and the asked prices is substantial, trades have been infrequent or the size of the trades which have occurred are not representative of the Fund's holdings.

     As stated in the Prospectus, the Fund's short-term debt securities may be valued by the amortized cost method. As a result of using this method, during periods of declining interest rates, the yield on shares of these Series (computed by dividing the annualized income of the Fund by the net asset value computed as described above) may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund for instruments with remaining maturities of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in these Series would receive less investment income. The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the board of directors, the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith, the board of directors will take appropriate action which would include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of certain Series of the Fund generally are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Consequently, the calculation of the net asset value for Series D may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

PORTFOLIO TRANSACTIONS

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to the broker, the firm's general execution and operational capabilities and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the

Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none or some of such information and services in providing investment advisory services to the mutual funds under its management, including the Fund.

     In addition, brokerage transactions may be placed with brokers who sell variable contracts offered by SBL or shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Fund in the selection of a broker. The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers.

     Securities held by the Series may also be held by other investment advisory clients of the Investment Manager or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Series. When selecting securities for purchase or sale for a Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

----------------------------------------------------------------------------------------------------------
                                                                     TRANSACTIONS DIRECTED TO AND
                                    BROKERAGE COMMISSIONS         COMMISSIONS PAID TO BROKER-DEALERS
                                      PAID TO SECURITY                WHO ALSO PERFORMED SERVICES
                                                              --------------------------------------------
            TOTAL BROKERAGE          DISTRIBUTORS INC.,                                   BROKERAGE
  YEAR      COMMISSIONS PAID           THE UNDERWRITER            TRANSACTIONS           COMMISSIONS
----------------------------------------------------------------------------------------------------------
  1995         $4,345,806                     $0                  $402,404,593             $738,594
----------------------------------------------------------------------------------------------------------
  1994          2,962,073                      0                   281,022,190              588,781
----------------------------------------------------------------------------------------------------------
  1993          3,149,263                      0                   268,428,090              635,512
----------------------------------------------------------------------------------------------------------
*Annualized  portfolio  turnover for the period June 1, 1995 (date of inception)
through December 31, 1995.
--------------------------------------------------------------------------------

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

     Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Section 817(h) diversification requirements. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code Section 817(h) diversification requirements.

     CODE  SECTION  817(H)  DIVERSIFICATION.  To comply with  regulations  under
Section 817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner's control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner's gross income. These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Series held the PFIC stock. The Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit the Series' elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company, and the Series' ability to satisfy the Code Section 817(h) diversification requirements, might be affected.

     The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     ORIGINAL ISSUE DISCOUNT. Debt securities purchased by a Series (such as zero coupon bonds) may be treated for U.S. federal income tax purposes as having original issue discount. Original issue discount is treated as interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by a Series, is treated for federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by a Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. A Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

     DISTRIBUTIONS. Distributions of any investment company taxable income by a Series are taxable to the shareholders as ordinary income. Net capital gains designated by a Series as capital gain dividends will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholders, regardless of the length of time the shareholders may have held the shares. Any distributions that are not from a Series' investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

OWNERSHIP AND MANAGEMENT


     As of February 1, 1997, SBL controls the Fund by virtue of its indirect ownership of 100% of the outstanding shares of the Fund as custodian of SBL Variable Annuity Account III, SBL Variable Annuity Account IV, Variflex, Variflex LS, Security Elite Benefit and Varilife.


CAPITAL STOCK AND VOTING


     The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. Its shares are currently issued in thirteen
Series: Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P and Series V. The shares of each Series represent pro rata beneficial interest in that Series' assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and nonassessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each Series are entitled to receive dividends as declared for that Series by the board of directors of the Fund.


     The shares of each Series have cumulative voting rights for the election of directors. Within each respective Series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of each Series of the Fund, except Series D, K, M, N and O. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Series D, K, M, N and O, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC is the Fund's transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been approved by the Fund's stockholders to serve as the Fund's independent auditors, and as such, the firm will perform the annual audit of the Fund's financial statements.

DISTRIBUTION OF VARIABLE INSURANCE PRODUCTS

     SBL Fund serves as the underlying investment vehicle for the following variable insurance products currently issued by Security Benefit Life Insurance
Company: Variflex, Variflex LS, Security Elite Benefit and Varilife. Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Security Benefit Group, Inc., is the principal underwriter of the foregoing variable insurance products. The Distributor has entered into an agreement with Lexington Management Corporation ("Lexington") pursuant to which it receives compensation from Lexington to defray expenses it incurs in the distribution of certain mutual funds sub-advised by Lexington and variable insurance products certain underlying funds of which are sub-advised by Lexington and for the access which the Distributor permits Lexington to have to its network of broker and dealers. The Agreement is currently in effect with respect to the Global Series of Security Equity Fund and Series D of SBL Fund (the "Sub-Advised Portfolios"). Pursuant to the terms of the Agreement, Lexington pays the Distributor a fee, ranging from 0% of the average daily net assets of the Sub-Advised Portfolios below $50 million to .25% of the average daily net assets of the Sub-Advised Portfolios of $400 million or more. The fee is calculated daily and payable monthly.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include the average annual total return and the total return of the Series in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                 P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid.

     For the 1- ,5- and 10-year periods ended December 31, 1995, the average annual total return was the following:

----------------------------------- ------------ -------------- ------------
                                      1 YEAR        5 YEARS      10 YEARS
----------------------------------- ------------ -------------- ------------
Series A..........................    36.8%           18.3%        13.4%
Series B..........................    30.1%           15.1%        13.9%
Series C..........................     5.4%            3.4%         5.4%
Series D..........................    10.9%           10.5%         1.8%
Series E..........................    18.6%            9.3%         8.4%
Series S..........................    27.7%           11.9%(1)      ---
Series J..........................    19.5%           15.7%(2)      ---
Series K..........................     7.6%(3)        ---           ---
Series M..........................     7.1%(3)        ---           ---
Series N..........................     7.3%(3)        ---           ---
Series O..........................    17.0%(3)        ---           ---
----------------------------------- ------------ -------------- ------------
1    For the period May 1, 1991 (date of inception) through December 31, 1995.

2    For the period  October 1, 1992 (date of  inception)  through  December 31,
     1995.

3    For the period June 1, 1995 (date of inception) through December 31, 1995.
----------------------------------------------------------------------------


     Quotations of total return for any Series will also be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The total return is calculated by subtracting the value of the investment at the beginning of the period from the ending value and dividing the remainder by the beginning value. Performance information is not yet available for Series P and Series V as they did not begin operations until August of 1996 and May of 1997, respectively.

     The aggregate total return on an investment made in shares of Series A calculated as described above for the period from December 31, 1985 to December 31, 1995 was 250.48%.


     Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts.

     Quotations of average annual total return or total return for the Fund will not take into account charges and deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Security Benefit Life Insurance Company. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

     The audited financial statements of the Fund (except for Series P) for the fiscal year ended December 31, 1995 which are contained in the Annual Report of SBL Fund and the unaudited financial statements of Series P for the period August 5, 1996 to December 31, 1996, are incorporated herein by reference. A copy of the Annual Report for the year ended December 31, 1995, and the unaudited financial statements of Series P for the period August 5, 1996 to December 31, 1996, are provided to every person requesting a copy of the Statement of Additional Information.

                                           APPENDIX

DESCRIPTION OF SHORT-TERM INSTRUMENTS

     U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

     Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     BANKERS' ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

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

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

December 31, 1996
(Unaudited)


SERIES P (HIGH YIELD)


PRINCIPAL/                                                         MARKET VALUE
# OF SHARES                 SECURITY DESCRIPTION                  (U.S. DOLLARS)
--------------------------------------------------------------------------------

                                 CORPORATE BOND

         APPAREL - 2.0%
 $50,000 Tultex Corporation, 10.625% - 2005                             $54,437

         AUTOMOBILES - 3.1%
 $80,000 Exide Corporation, 10.00% - 2005                                83,400

         BANKS & CREDIT - 2.0%
 $50,000 B.F. Saul Reit, 11.625% - 2002                                  53,750

         BEVERAGES - 3.9%
 $50,000 Delta Beverage Group, 9.75% - 2003                              51,125
 $50,000 Cott Corporation, 9.375% - 2005                                 51,500
                                                              -----------------
                                                                        102,625

         BROADCAST MEDIA - 4.4%
 $50,000 Heritage Media Corporation, 8.75% - 2006                        48,250
 $65,000 Allbritton Communications Company 11.50%, 2004                  68,900
                                                              -----------------
                                                                        117,150

         CHEMICALS - 3.2%
 $80,000 Envirodyne Industries, Inc., 12.00% - 2000                      85,100

         COMMUNICATION SERVICES - 9.5%
 $80,000 Rogers Cablesystems, 9.625% - 2002                              83,800
 $65,000 Comcast Corporation, 9.125% - 2006                              66,462
 $50,000 Century Communications, 9.50% - 2005                            51,250
 $50,000 Cablevision Systems Corporation, 10.75% - 2004                  52,000
                                                              -----------------
                                                                        253,512

         ELECTRIC UTILITIES - 4.6%
 $65,000 AES Corporation, 10.25% - 2006                                  70,200
 $50,000 Cal Energy Company Inc., 9.50% - 2006                           51,500
                                                              -----------------
                                                                        121,700

         ENTERTAINMENT - 4.5%
 $50,000 Station Casinos Inc., 10.125% - 2006                            50,125
 $70,000 Showboat, Inc., 9.25% - 2008                                    68,862
                                                              -----------------
                                                                        118,987

         FINANCIAL SERVICES - 1.9%
 $50,000 Dollar Financial Group, 10.875% - 2006                          51,500

         FOOD PROCESSING - 2.6%
 $65,000 TLC Beatrice International Holdings, 11.50% - 2005              68,900

         HEALTH CARE SERVICES - 1.9%
 $50,000 Regency Health Services, 9.875% - 2002                          50,625

         HOUSEHOLD PRODUCTS - 1.2%
 $50,000 Semi-Tech Corporation, 0% - 2003                                32,875

                            See accompanying notes.

December 31, 1996
(Unaudited)


PRINCIPAL/                                                         MARKET VALUE
# OF SHARES                 SECURITY DESCRIPTION                  (U.S. DOLLARS)
--------------------------------------------------------------------------------

         INDUSTRIAL SERVICES - 2.0%
 $50,000 Iron Mountain Inc., 10.125% - 2006                              52,812

         MANUFACTURING - 3.8%
 $50,000 Shop Vac Corporation, 10.625% - 2003                            52,625
 $50,000 Sequa Corporation, 9.375% - 2003                                50,500
                                                              -----------------
                                                                        103,125

         MEDICAL - 2.0%
 $50,000 Maxxim Medical, 10.50% - 2006                                   52,250

         MISCELLANEOUS - 1.8%
 $50,000 Jordan Industries, 10.375% - 2003                               49,375

         OIL - 2.5%
 $65,000 Maxus Energy, 9.50% - 2003                                      65,813

         PACKAGING & CONTAINERS - 1.9%
 $50,000 Plastic Containers, Inc., 10.00% - 2006                         51,625

         PETROLEUM - 1.9%
 $50,000 Crown Central Petroleum, 10.875% - 2005                         51,063

         PUBLISHING - 5.5%
 $70,000 KIII Communications Corporation, 10.625% - 2002                 73,500
 $80,000 Golden Books Publishing, 7.65% - 2002                           72,200
                                                              -----------------
                                                                        145,700

         RECREATION - 2.0%
 $50,000 AMF Group, Inc., 10.875% - 2006                                 52,750

         RESTAURANTS - 2.6%
 $65,000 Carrols Corporation, 11.50% - 2003                              69,063

         STEEL - 1.0%
 $25,000 AK Steel Corporation, 9.125% - 2006                             25,688

         TEXTILES - 4.5%
 $65,000 Westpoint Stevens Inc., 9.375% - 2005                           66,788
 $50,000 Pillowtex Corporation, 10.00% - 2006                            52,000
                                                              -----------------
                                                                        118,788

         TOBACCO - 2.6%
 $65,000 Dimon, Inc., 8.875% - 2006                                      68,006

         TRANSPORTATION - 5.5%
 $65,000 Teekay Shipping Corporation, 8.32% - 2003                       65,000
 $75,000 Atlas Air, Inc., 12.25% - 2002                                  83,156
                                                              -----------------
                                                                        148,156

         Total corporate bonds - Series P
              (cost  $2,186,544)  -  84.4%                            2,248,775

                            See accompanying notes.

December 31, 1996
(Unaudited)


PRINCIPAL/                                                         MARKET VALUE
# OF SHARES                 SECURITY DESCRIPTION                  (U.S. DOLLARS)
--------------------------------------------------------------------------------

                    GOVERNMENT & GOVERNMENT AGENCY SECURITIES

         FEDERAL HOME LOAN BANK - 4.7%
$125,000 Federal Home Loan Mortgage Corporation, 5.32% - 1997           124,760

         Total government & government agency securities - Series P
              (cost  $124,760)  -  4.7%                                 124,760


         Total investments - Series P
         (cost $2,311,304) - 89.1%                                    2,373,535
         Cash and other assets, less
         liabilities - Series P - 10.9%                                 291,570
                                                              -----------------
         Total net assets
         shares outstanding - Series P - 100.0%                      $2,665,105
                                                              =================

                            See accompanying notes.

                                   UNAUDITED
                                  BALANCE SHEET
                                DECEMBER 31, 1996


                                                                     SERIES P
                                                                   (HIGH YIELD)
ASSETS

Investments, at value (identified cost $2,311,304)...........        $2,373,535

Cash.........................................................           236,877

Receivables:

    Interest.................................................            54,798
                                                                   ------------

          Total assets.......................................        $2,665,210
                                                                   ============

LIABILITIES AND NET ASSETS

Liabilities:

    Transfer and administration fees.........................               105
                                                                   ------------

          Total liabilities..................................               105

Net Assets:

    Paid in capital..........................................         2,500,000

    Undistributed net investment income......................            85,799

    Accumulated undistributed net realized gain on
       sale of investments and foreign
       currency transactions.................................            17,075

    Net unrealized appreciation in value of investments
       and translation of assets and
       liabilities in foreign currency.......................            62,231
                                                                   ------------

          Net assets.........................................         2,665,105
                                                                   ------------

              Total liabilities and net assets...............        $2,665,210
                                                                   ============

Capital shares authorized....................................        Indefinite

Capital shares outstanding...................................           166,667

Net asset value per share (net assets
     divided by shares outstanding)..........................      $      15.99
                                                                   ============

                                    UNAUDITED
                             STATEMENT OF OPERATIONS
      FOR THE PERIOD AUGUST 5 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996


                                                                     SERIES P
                                                                   (HIGH YIELD)
INVESTMENT INCOME:

Interest........................................................      $  88,728
                                                                      ---------

       Total investment income..................................         88,728

EXPENSES:

Management fees.................................................          8,605

Custodian fees..................................................            447

Transfer/maintenance fees.......................................              5

Administration fees.............................................            467

Professional fees...............................................          2,000

Registration fees...............................................             10
                                                                      ---------

       Total expenses...........................................         11,534

Less management fees waived.....................................          8,605
                                                                      ---------

       Net expenses.............................................          2,929
                                                                      ---------

          Net investment income.................................         85,799

NET REALIZED AND UNREALIZED GAIN:

Net realized gain during the period on investments..............         17,075
                                                                      ---------

       Net realized gain........................................         17,075

Net change in unrealized appreciation during
     the period on investments..................................         62,231
                                                                      ----------

       Net unrealized appreciation..............................         62,231
                                                                      ----------

          Net gain..............................................         79,307
                                                                      ----------

              Net increase in net assets resulting from operations     $165,105
                                                                      ==========

                                    UNAUDITED
                       STATEMENT OF CHANGES IN NET ASSETS
      FOR THE PERIOD AUGUST 5 1996 (DATE OF INCEPTION) TO DECEMBER 31, 1996


                                                                     SERIES P
                                                                   (HIGH YIELD)
INCREASE IN NET ASSETS FROM OPERATIONS:

Net investment income...........................................   $     85,799

Net realized gain...............................................         17,075

Unrealized appreciation during the period.......................         62,231
                                                                      ---------

    Net increase in net assets resulting from operations........        165,105

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares....................................      2,500,000
                                                                      ---------

    Net increase from capital share transactions................      2,500,000

          Total increase in net assets..........................        165,105

NET ASSETS:

Beginning of period.............................................    -----------

End of period                                                        $2,665,105
                                                                     ==========

Undistributed net investment income at end of period............     $   85,798

(a) Shares issued and redeemed

          Shares sold...........................................        166,667
                                                                     ----------

              Net increase......................................        166,667
                                                                      =========

                                      UNAUDITED
                                 FINANCIAL HIGHLIGHTS


                                                                     SERIES P
                                                                   (HIGH YIELD)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (C):

    Net asset value beginning of period.............................    $15.00

    Net investment income ..........................................       .51

    Net (realized and unrealized) gain..............................       .48

    Total from investment operations................................       .99

    Dividends (from net investment income)..........................       ---

    Distributions (from capital gains)..............................       ---

    Total distributions.............................................       ---

    Net asset value end of period...................................     15.99

    Total return....................................................       6.6%

    Net assets end of period (thousands)............................     2,665

    Ratio of expenses to average net assets(a)......................      .28%

    Ratio of net income (loss) to average net assets(a).............     8.24%

    Portfolio turnover rate.........................................      151%

(a) Fund expenses were reduced by the Investment Manager and the expense ratio absent such reimbursement would have been .88%.

(b) Net investment income was computed using the average month-end shares outstanding throughout the period.

(c) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


1.    SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Its shares are currently issued in twelve series with each series, in effect, representing a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

      A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined, the securities are valued at the best available current bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except that securities purchased with 60 days or less to maturity are valued at amortized cost.

           Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series.

      B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at
           prevailing   exchange  rates.   Purchases  and  sales of
           investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

           Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

      C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

      D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

      E. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

      F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian expense disclosed in the Statement of Operations does not reflect the reduction in expense from the related earnings credits.

2.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of .75% of the average daily net assets for Series P. For the period August 5, 1996 to December 31, 1996, SMC waived all of its management fee.

      The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale.

      The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services were insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund.

      Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include Security Management Company, LLC.

3.    FEDERAL INCOME TAX MATTERS

      The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1996, for all securities were as follows:

                                                                      SERIES P
                                                                    (HIGH YIELD)

               Aggregate gross unrealized appreciation.............   $62,481
               Aggregate gross unrealized depreciation.............      (250)
                                                                     --------
               Net unrealized appreciation ........................   $62,231
                                                                     ========

4.    INVESTMENT TRANSACTIONS

      Investment transactions for the period August 5, 1996 to December 31, 1996 (excluding overnight investments and short-term debt securities) are as follows:

                                                                      SERIES P
                                                                    (HIGH YIELD)

               Purchases..........................................  $3,400,209
               Proceeds from sales................................   1,232,338

5.    FEDERAL TAX STATUS OF DIVIDENDS

      The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the period August 5, 1996 to December 31, 1996, that qualified for the dividends received deduction for corporate shareholders was 0% of the amount taxable as ordinary income in accordance with the provisions of the Internal Revenue Code.

[CLOCK PHOTOGRAPH]

SBL FUND


ANNUAL REPORT

DECEMBER 31, 1995

* SERIES A
  (GROWTH SERIES)
* SERIES B
  (GROWTH-INCOME
  SERIES)
* SERIES C
  (MONEY MARKET SERIES)
* SERIES D
  (WORLDWIDE EQUITY
  SERIES)
* SERIES E
  (HIGH GRADE INCOME
  SERIES)
* SERIES J
  (EMERGING GROWTH
  SERIES)
* SERIES K
  (GLOBAL AGGRESSIVE
  BOND SERIES)
* SERIES M
  (SPECIALIZED ASSET
  ALLOCATION SERIES)
* SERIES N
  (MANAGED ASSET
  ALLOCATION SERIES)
* SERIES O
  (EQUITY INCOME SERIES)
* SERIES S
  (SOCIAL AWARENESS
  SERIES)

[SDI LOGO]

[CLOCK LOGO]
PRESIDENT'S LETTER
February 15, 1996

To Our Contractholders:

We have just completed one of the best years in history for the combined equity and fixed income markets. The Standard and Poor's 500 Index rose an amazing 37.58%, and the bellwether thirty-year bond declined almost two full percentage points from 7.87% to 5.94% over the course of the year. These gains are evidence of the rewards reaped by patient investors who stood pat and even continued to invest during the distressing markets of 1994.*

REASONS BEHIND THE OUTSTANDING PERFORMANCE IN 1995

The Federal Reserve Board deserves much of the credit for the success of the markets during the year. The board's chairman, Alan Greenspan, has done a commendable job of assessing the condition of the nation's economy and deftly applying the brakes in the form of restrictive monetary policy as needed to keep inflation in check. The resulting slow, steady economic growth and stable prices were an unbeatable combination. Bond market investors' fears of surging inflation dissipated, and long-term bond rates fell to levels not seen in several years.

Technology was the year's primary equity market theme, reflective of an increased focus on productivity in our nation's factories and offices. We have seen extraordinary technological gains attributable to rapid development of computer applications in every field from word processing to assembly line production. These gains have led to more rapid decision making processes and substitutions for labor which have in turn reduced costs, contributing to diminished inflation pressures.

CAN THE EUPHORIA CONTINUE?

At the close of 1995, the nation's politicians were locked in combat over an attempt to agree on a balanced budget, bringing the federal government to an abrupt halt and creating immeasurable noise in the financial markets. Investors must keep their eyes focused on the big picture--the economic fundamentals which continue to augur well for the long-term outlook. Inflation remains well under control, the economy continues to move at a slow, sustainable rate of growth, and the Federal Reserve Open Market Committee is likely to recognize that additional cuts in short-term interest rates are justified.

We believe that earnings comparisons for the fourth quarter of 1995 will on balance be sufficient to support current market valuations. Earnings in 1996 are not likely to be as robust as they were during the year; however, they should be strong enough to sustain the markets at their present levels. There will be some earnings disappointments, as there always are, generating daily volatility in individual stock prices which we have come to consider routine. As we move through the first half of 1996, the focus will be on the extended slow growth of the economy and the ability of corporations to continue productivity improvement in order to generate earnings gains in that slow-growth climate.

[UPPER RIGHT HAND CORNER, PHOTO OF JOHN CLELAND]

JOHN CLELAND

THE LONGER TERM GLOBAL VIEW

In the United States, we see an opportunity for the economy to benefit from the national movement toward less government involvement in all aspects of our lives. It is clearly possible that in the future the government will get a smaller share of our total resources, with the greater part going toward economic growth. The implications of this are enormously positive for financial markets--lower interest rates due to a smaller government hand in our pocketbook. Having a greater share of available resources dedicated to economic growth bodes well for sustained rises in stock and bond prices.

Globally the same trends are at work. European countries are beginning to recognize that their social welfare systems have grown beyond the capacity of the people to support them. Growth of the free market system and the elimination of communism as a viable political structure are strong pluses for global economic growth. Reallocation of resources to the free market system improves the lives of citizens and further enhances economic growth and positive financial markets.

In the following pages our portfolio managers review the factors influencing the performance of their respective funds in 1995. They also present their management philosophies and outlooks for the year ahead. Our goal is to provide you with positive investment results over time and the highest quality service in the industry. We invite your questions and comments at any time.

Sincerely,

/s/ John D. Cleland

John D. Cleland
President - Security Funds

*Although we have just experienced a very rewarding year, investors should remember that past performance is no guarantee of future results, and that you may have a gain or a loss at redemption.

[CLOCK LOGO]
SERIES A (GROWTH SERIES)
February 15, 1996


Dear Contractholder,

Strong financial markets in 1995 led the Growth Series of SBL Fund to a rewarding 36.76% total return for its investors.* Signs of a slowing economy led us to seek out higher quality companies with historically consistent growth records through such periods. With the cyclicals' earnings expansion at its peak, profits at these top-caliber firms looked much better on a relative basis. Because of these holdings we enjoyed excellent returns, particularly in the fourth quarter of the year.

EMPHASIS ON QUALITY SERVED US WELL IN 1995

The consumer nondurables sector was our main emphasis as we sought out high quality food and health care stocks. Among these were familiar names such as PepsiCo Inc., McDonald's Corporation, Procter & Gamble Company, Merck Company, Inc. and Bristol-Myers Squibb Company. In an economic environment of moderate growth and low inflation, these kinds of companies have shown an ability to maintain consistent earnings increases.

Technology was perhaps the most newsworthy sector in 1995. We chose to invest in the technology-related computer services area, represented by companies such as Computer Sciences Corporation, a computer outsourcing company. We also selected nonhardware companies such as Microsoft Corporation. We moved out of many of our technology holdings in the fourth quarter, avoiding losses when the sector's attractiveness diminished in the eyes of some major institutional investors.

[UPPER RIGHT HAND CORNER, PHOTO OF THE SECURITY MANAGEMENT LARGE CAP TEAM: JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER]

THE SECURITY MANAGEMENT LARGE CAP TEAM:
JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

A third area in which we were overweighted versus our benchmark index is the aerospace-defense industry. Many of these corporations are reaping the benefits of mergers and/or corporate restructurings, both of which lead to strengthened financial position when well managed. These stocks are a good fit in the value side of our "growth and value" mix, which is currently about 85% growth and 15% value.

Exposure to financial company stocks has also proven rewarding this year. Companies such as Federal National Mortgage Association profit from an environment of declining interest rates. Lower rates not only contribute to larger profit margins, but to increased business activity through mortgage refinancings and new home purchases as well.

[CLOCK LOGO]
SERIES A (GROWTH SERIES)
February 15, 1996


LOOKING AHEAD TO 1996

Going forward, we will continue the same game plan for the forseeable future. The equity teams at Security Management Company expect economic conditions to remain much the same at least through the first half of 1996, with slow but steady growth and stable or declining interest rates. Although we expect favorable markets, we aren't likely to see the gains that we experienced in 1995. Stock selection will be the key--the market winds will be in our faces rather than at our backs.

Terry Milberger
Senior Portfolio Manager


--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year        5 Years     10 Years
Series A        36.8%         18.3%       13.4%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES A VS. S&P 500

                             SBL FUND SERIES A               S&P 500
                             -----------------               -------
                                 $10,000                     $10,000
March 1986                       $11,040                     $11,407
June 1986                        $11,651                     $12,081
September 1986                   $10,296                     $11,240
December 1986                    $10,639                     $11,847
March 1987                       $13,315                     $14,374
June 1987                        $14,034                     $15,112
September 1987                   $15,033                     $16,113
December 1987                    $11,310                     $12,467
March 1988                       $11,967                     $13,199
June 1988                        $12,694                     $14,070
September 1988                   $12,300                     $14,124
December 1988                    $12,458                     $14,562
March 1989                       $13,661                     $15,586
June 1989                        $15,117                     $16,957
September 1989                   $17,498                     $18,763
December 1989                    $16,805                     $19,148
March 1990                       $16,154                     $18,570
June 1990                        $17,105                     $19,738
September 1990                   $14,058                     $17,017
December 1990                    $15,151                     $18,541
March 1991                       $17,817                     $21,240
June 1991                        $17,817                     $21,196
September 1991                   $18,877                     $22,337
December 1991                    $20,621                     $24,205
March 1992                       $20,872                     $23,587
June 1992                        $20,597                     $24,051
September 1992                   $20,640                     $24,796
December 1992                    $22,916                     $26,061
March 1993                       $24,078                     $27,178
June 1993                        $23,816                     $27,318
September 1993                   $25,269                     $28,016
December 1993                    $26,058                     $28,665
March 1994                       $25,164                     $27,571
June 1994                        $24,743                     $27,684
September 1994                   $25,963                     $29,047
December 1994                    $25,627                     $29,039
March 1995                       $27,981                     $31,867
June 1995                        $30,640                     $34,890
September 1995                   $33,015                     $37,664
December 1995                    $35,049                     $39,909

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1985, and reflects the fees and expenses of Series A. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $35,049. By comparison, the same $10,000 investment would have grown to $39,909 based on the S&P 500 Index's performance.

[CLOCK LOGO]
SERIES B (GROWTH-INCOME SERIES)
February 15, 1996


Dear Contractholder:

The Growth-Income Series of the SBL Fund provided an outstanding total return in excess of 30% to its shareholders in 1995.* The portfolio's three-pronged strategy of growth, value, and income amply rewarded investors with long-term time horizons who were not frightened away by the difficult market period experienced in 1994.

GROWTH STOCKS OUTPERFORMED VALUE IN 1995

The greater part of total return in the year just completed was provided by our growth stock holdings. We focused on higher quality companies with historically consistent growth records, knowing that this type of company generally outperforms in periods of slow economic growth and declining interest rates. Consumer service firms such as Gillette Company (The) and Procter & Gamble Company, as well as drug and health care companies like Merck Company, Inc. and Bristol-Myers Squibb Company, are examples of consistent earners in the growth category.

In the Growth-lncome Series we maintain an orientation toward both growth and value types of stocks. The value sector was represented by holdings in aerospace-defense companies which are reaping the benefits of mergers and/or corporate restructurings, and by issues such as Dial Corporation which we perceived as mispriced in the markets. Because of this dual emphasis as well as an allocation of part of the assets to bonds, we devoted a smaller percentage of assets to the stronger-performing growth sector. This resulted in a slightly lower total return for the year than in the Growth Series (Series A), but met the needs of a different type of investor. Allocation during the year was approximately 60% to growth stocks, 20% to value stocks, and 20% to bonds.

[UPPER RIGHT HAND CORNER,  PHOTO OF THE SECURITY MANAGEMENT  GROWTH-INCOME TEAM:
CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN CLELAND]

THE SECURITY MANAGEMENT GROWTH-INCOME TEAM:
CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN
CLELAND

CONTRIBUTION FROM THE BOND MARKETS IN 1995

The high yield bond portion of the Series benefited from a large decline in interest rates and from being overweighted in defensive issues. Defensive bonds are ones issued by higher quality companies in the high-yield universe. They normally outperform lower rated issues when the economy is growing slowly. We held fewer bonds in basic industries such as paper and steel, while emphasizing financial firms and consumer noncyclicals such as hospital management companies.

[CLOCK LOGO]
SERIES B (GROWTH-INCOME SERIES)
February 15, 1996


Consumer-oriented companies were represented in the portfolio by names such as Carrol's Corporation, the largest owner of Burger King franchises, as well as by Continental Cablevision, Inc. (the third largest cable company in the United States), Rogers Communication (the largest media company in Canada), and Tenet Healthcare. In the finance sector, our First Nationwide Bank preferred stock holding was one which provided substantial gains for the portfolio.

LOOKING AHEAD TO 1996

The portfolio management teams at Security Management Company expect economic conditions to remain about the same through at least the first half of 1996, with slow, steady growth and stable or declining interest rates. Stock and bond selection will be the key. Diversification throughout the portfolio will play an important role as well. Although gains may not be as outstanding as in 1995, we still expect 1996 to be a rewarding year for investors.

Terry Milberger
Senior Portfolio Manager

Tom Swank
Portfolio Manager--High Yield Bonds

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES B VS. S&P 500

                            SBL FUND SERIES B                S&P 500
                            -----------------                -------
                                 $10,000                     $10,000
March 1986                       $11,381                     $11,407
June 1986                        $12,135                     $12,081
September 1986                   $11,431                     $11,240
December 1986                    $11,917                     $11,847
March 1987                       $13,925                     $14,374
June 1987                        $14,476                     $15,112
September 1987                   $15,234                     $16,113
December 1987                    $12,355                     $12,467
March 1988                       $13,425                     $13,199
June 1988                        $14,439                     $14,070
September 1988                   $14,352                     $14,124
December 1988                    $14,736                     $14,562
March 1989                       $15,814                     $15,586
June 1989                        $17,120                     $16,957
September 1989                   $18,502                     $18,763
December 1989                    $18,923                     $19,148
March 1990                       $18,586                     $18,570
June 1990                        $19,041                     $19,738
September 1990                   $17,555                     $17,017
December 1990                    $18,083                     $18,541
March 1991                       $20,499                     $21,240
June 1991                        $20,928                     $21,196
September 1991                   $23,088                     $22,337
December 1991                    $24,906                     $24,205
March 1992                       $24,702                     $23,587
June 1992                        $23,737                     $24,051
September 1992                   $24,928                     $24,796
December 1992                    $26,472                     $26,061
March 1993                       $27,579                     $27,178
June 1993                        $27,865                     $27,318
September 1993                   $28,954                     $28,016
December 1993                    $29,012                     $28,665
March 1994                       $28,154                     $27,571
June 1994                        $27,148                     $27,684
September 1994                   $28,145                     $29,047
December 1994                    $28,145                     $29,039
March 1995                       $29,969                     $31,867
June 1995                        $32,567                     $34,890
September 1995                   $34,925                     $37,664
December 1995                    $36,607                     $39,909

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income Series) on December 31, 1985, and reflects the fees and expenses of Series B. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $36,607. By comparison, the same $10,000 investment would have grown to $39,909 based on the S&P 500 Index's performance.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year        5 Years     10 Years
Series B        30.1%         15.1%       13.9%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES C (MONEY MARKET SERIES)
February 15, 1996


Dear Contractholder:

Money market funds in 1995 provided interest rates that were competitive with those of many intermediate-term bonds. The Money Market Series of SBL Fund returned 5.4% for the year on a high quality portfolio that invested only in top-tier commercial paper and government agency securities.*

INFLUENCES ON SHORT-TERM FIXED INCOME MARKETS

The Federal Reserve Open Market Committee continued its fight against inflation throughout 1995 by keeping the target rate on Federal Funds, the excess funds banks loan each other overnight, between 5.50% and 5.75% throughout the year. This proved to be good for the economy in general as prices remained stable in a slow-growth atmosphere. It also kept interest rates on short-term investments used in money market funds at very attractive levels, considering that inflation remained around 3% throughout the year.

The Money Market Series, like other money market funds, must invest its assets in accordance with strict regulatory requirements. These regulations require that we invest at least 95% of the Series' assets in commercial paper that is rated in the highest bracket by standard rating agencies. These include names such as Coca-Cola, General Electric, Wal-Mart, McGraw Hill, and other major corporations. Additionally we purchase short-term paper issued by agencies of the Federal government, considered to be of the highest credit quality. As with other money market funds, safety of principal is our utmost concern.

LOOKING AHEAD TO 1996

We expect that the Federal Reserve will see that it has accomplished its goal of containing inflation and will begin to lower short-term interest rates in the early part of 1996. We will continue to search out assets with competitive yields in order to maximize returns to investors without sacrificing credit quality.

Jane Tedder
Senior Portfolio Manager


--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year        5 Years     10 Years
Series C        5.4%          3.4%        5.4%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 1996


[LEXINGTON MANAGEMENT CORPORATION LOGO]
Subadvisor, Lexington Management Corporation
Portfolio Managers, Richard Sayler and Alan Wapnik

Dear Contractholder:

Worldwide Equity Series enjoyed a strong fourth quarter but still fell short of the averages due to weak first half performance. The Morgan Stanley Capital International (MSCI) World Index advanced 4.8% during the fourth quarter and a strong 20.7% for all of 1995. The average global fund appreciated 1.3% during the fourth quarter and 16.1% for 1995, according to Lipper Analytical Services, Inc. Series D gained 3.35% during the fourth quarter and 10.86% for the year.*

GLOBAL  STOCK  PERFORMANCE  IN 1995

The MSCI World Index has a 40% weighting in U.S. equities, which strongly outperformed international equities in 1995. Since most global funds seek greater diversification, they tend to underperform the MSCI World Index when U.
S. equities greatly outperform international stocks. The Worldwide Equity Series underperformed its peers in the first half because of a light weighting in U. S. equities, particularly in the technology sector. The European equity market, particularly the United Kingdom, was another strong performer which was underweighted in the portfolio.

The Series enjoyed a strong fourth quarter because of an overweighting of Japanese stocks, an underweighting of poorly performing Scandinavian equities, and an underweighting in certain U.S. technology stocks. We benefited as well from declining interest rates, particularly in Europe, where a large concentration of interest sensitive stocks performed well.

European equities had a good year in 1995, although returns could not match those of the strong United States markets. The MSCI European Index appreciated 21.6% for the year, as European equities were stimulated by falling interest rates. Ten year German bonds began the year yielding 7.3% and ended 1995 at 5.99%. Growth in Europe slowed throughout the year. Consumer spending remained weak on the European continent due to structurally high unemployment, at 10% in Germany, 12% in France, and 23% in Spain. Unemployment remained a problem due to high labor costs which flourished under restrictive labor laws. Governments are trying to ease these practices, but it is politically difficult. European companies are cutting costs by closing or moving production to lower cost countries.

Japanese stocks performed poorly in the first six months of 1995. The first half of the year was marked by a terrible earthquake in Kobe (an important industrial city in Japan) and by the strong yen. Sensing the urgency of a Japanese economy facing accelerating deflation and possibly depression, Japanese authorities finally addressed their economic problems. The Bank of Japan aggressively added liquidity to the system and intervened in currency markets. The Ministry of Finance announced measures to encourage investment of capital abroad, and the Japanese government passed a $130 billion fiscal stimulative package. Japanese equities recovered

[CLOCK LOGO]
SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 1996


during the second half of the year as the yen weakened back to 100 yen to the dollar and short-term interest rates fell below 1/2%.

LOOKING AHEAD TO 1996

The outlook for 1996 is still constructive. Corporate profits in Japan are set to surge from depressed levels if Japanese Gross Domestic Product can achieve even a modest recovery. The Worldwide Equity Series has hedged positions on most of its Japanese holdings to protect returns in the event of a weak yen. We believe European equities will also perform well as economic activity remains subdued; interest rates will help support equities as they continue downward. U.S. equities are likely to underperform international stocks in 1996 because it will be difficult for margins to expand further from their current lofty levels. In our view, the outlook for emerging markets is greatly improved after two years of negative returns. Valuation levels are reasonable and in places like Eastern Europe are outstanding.

The Series begins 1996 with an overweight position in Japan, 80% of which is hedged back into U. S. dollars. Japanese equities offer strong earnings prospects, and will enjoy the monetary stimulus from the Bank of Japan. The Series continues to hold approximately 30% in European equities, as interest sensitive stocks will continue to perform well in a climate of falling interest rates. Emerging markets will become a bigger focus as prospects have greatly improved after two years of negative returns. Finally, U.S. stocks comprise 20% of the Series. We remain underweighted in U.S. issues due to unattractive valuations when viewed in light of single digit earnings growth forecasts for 1996.

Richard T. Saler and Alan H. Wapnick
Portfolio Managers

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       SERIES D VS. MSCI WORLD INDEX AND
                        LEHMAN BROTHERS HIGH-YIELD INDEX

                                                        LEHMAN BROTHERS
                   SBL FUND SERIES D  MSCI WORLD INDEX  HIGH-YIELD INDEX
                   -----------------  ----------------  ----------------
                       $10,000            $10,000           $10,000
March 1986             $10,511            $12,156           $10,901
June 1986              $10,817            $12,965           $11,315
September 1986         $10,664            $13,657           $11,512
December 1986          $10,448            $14,280           $11,715
March 1987             $10,970            $17,515           $12,529
June 1987              $10,493            $18,567           $12,343
September 1987         $10,191            $19,718           $12,065
December 1987           $9,832            $16,674           $12,308
March 1988             $10,364            $18,628           $12,990
June 1988              $10,315            $18,470           $13,298
September 1988         $10,303            $18,548           $13,533
December 1988          $10,315            $20,667           $13,841
March 1989             $10,279            $21,154           $14,007
June 1989              $10,327            $20,884           $14,511
September 1989         $10,090            $23,333           $14,298
December 1989           $9,399            $24,221           $13,953
March 1990              $8,579            $20,775           $13,731
June 1990               $8,651            $22,483           $14,305
September 1990          $7,995            $18,407           $12,832
December 1990           $7,263            $20,219           $12,630
March 1991              $7,848            $22,236           $15,103
June 1991               $7,610            $21,513           $16,197
September 1991          $8,042            $23,060           $17,313
December 1991           $8,188            $24,056           $18,230
March 1992              $7,979            $22,121           $19,548
June 1992               $8,105            $22,551           $20,082
September 1992          $7,725            $22,960           $20,853
December 1992           $7,979            $22,934           $21,060
March 1993              $8,828            $24,935           $22,315
June 1993               $9,274            $26,481           $23,243
September 1993          $9,923            $27,756           $23,724
December 1993          $10,497            $28,238           $24,611
March 1994             $10,582            $28,444           $24,127
June 1994              $10,773            $29,332           $24,047
September 1994         $11,166            $29,997           $24,424
December 1994          $10,783            $29,814           $24,351
March 1995             $10,677            $31,249           $25,802
June 1995              $10,975            $32,623           $27,384
September 1995         $11,955            $34,487           $28,159
December 1995          $11,955            $36,170           $29,032

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1985, and reflects the fees and expenses of Series D. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $11,955. By comparison, the same $10,000 investment would have grown to $36,170 based on the MSCI Index's performance.

For the period of December 31, 1985 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securities. For this period the Lehman Brother High yield index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year         5 Years        10 Years
Series D        10.9%          10.5%          1.8%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES E (HIGH GRADE INCOME SERIES)
February 15, 1996


Dear Contractholder:

What a difference a year makes! In 1994 bonds took the worst beating since the Depression years, but investors who kept their long term goals in mind rode out the storm. By the end of May 1995, those patient investors had recouped all of their 1994 losses and then reaped additional gains throughout the balance of the year. The brave individuals who continued to make regular monthly purchases through the "dark year" of 1994 can now attest to the benefits of dollar cost averaging.* At year's end, 1995 had turned out to be an extremely rewarding year for fixed income investors.

FACTORS DRIVING BOND PERFORMANCE IN 1995

Perhaps the single most important factor behind the 1995 bond market rally was the realization on the part of investors that inflation was indeed under control. The Federal Reserve's Open Market Committee remained steadfast in their fight, holding short term interest rates at or above 5-1/2% throughout the year. Long term bonds once again became attractive, and investor demand drove their prices higher.

The High Grade Income Series with its long-term orientation made the most of rising bond prices, returning 18.60% to its investors in 1995.** The assets were invested primarily in corporate issues, which tend to outperform government bonds in rising markets. At year end the portfolio consisted of about 25% government and Federal agency issues, 1% in cash, and the remaining 74% in corporates. Within the corporate sector emphasis was placed on single-A rated issues, which generally gain more than their higher rated counterparts when the market moves up.

[UPPER RIGHT HAND CORNER,  PHOTO OF THE SECURITY  MANAGEMENT  FIXED-INCOME TEAM:
ELAINE  MILLER,  JANE TEDDER,  GREG  HAMILTON,  JOHN CLELAND,  TOM SWANK,  STEVE
BOWSER]

THE SECURITY MANAGEMENT FIXED-INCOME TEAM:
ELAINE MILLER, JANE TEDDER, GREG HAMILTON, JOHN
CLELAND, TOM SWANK, STEVE BOWSER

MARKET SECTOR DETAILS

The highest-performing sector of the corporate bond market was industrials, represented in our portfolio by such names as Eli Lilly, Lockheed Martin, and Ralston Purina. Industrials as a group were up nearly 23% in 1995. Financial issues were excellent as well, rising over 20% during the year. This sector of our portfolio includes banks such as NBD Bancorp and Bank of Montreal, finance companies like International Lease Finance and General Motors Acceptance Corporation, and brokerage firms including Morgan Stanley Group and Lehman Brothers.

The utility sector of the corporate bond market also did very well, increasing over 22% in value. Our portfolio was underweighted in this area because of my fear of the impact of changing regulatory restrictions. International issues were strong performers in the index, but

[CLOCK LOGO]
SERIES E (HIGH GRADE INCOME SERIES)
February 15, 1996


again were underrepresented in our portfolio because of prospectus limitations which allowed us to invest outside of the United States only in Canadian issues.

LOOKING AHEAD TO 1996

The fixed income portfolio team at Security Management Company is optimistic about bonds in the months ahead. Although we don't expect the stellar returns achieved in 1995, we believe that there is still room for interest rates to decline further, resulting in an increase in bond prices. At this writing, the debate over a balanced Federal budget is unresolved, and short term interest rates still remain at historically high levels. Once uncertainty over these two issues is removed, we think that bonds will stage another rally that could take long-term interest rates again below 6%. It is possible that rates could go another 50 basis points lower to 5-1/2%. Combining this upward price movement with a steady coupon interest stream, we feel that total returns for 1996 will once again reward patient long-term investors.

Jane Tedder
Senior Portfolio Manager

*Dollar cost averaging does not assure a profit or protect against loss in a declining market.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SERIES E VS. LEHMAN BROTHERS
                           GOVERNMENT/CORPORATE INDEX

                     SBL FUND SERIES E       LEHMAN BROTHERS GOVT./CORP. INDEX
                     -----------------       ---------------------------------
                          $10,000                        $10,000
March 1986                $10,353                        $10,853
June 1986                 $10,362                        $10,996
September 1986            $10,768                        $11,217
December 1986             $10,962                        $11,560
March 1987                $11,175                        $11,732
June 1987                 $11,027                        $11,510
September 1987            $10,646                        $11,174
December 1987             $11,221                        $11,826
March 1988                $11,510                        $12,250
June 1988                 $11,649                        $12,371
September 1988            $11,874                        $12,602
December 1988             $12,034                        $12,724
March 1989                $12,120                        $12,864
June 1989                 $13,105                        $13,899
September 1989            $13,143                        $14,029
December 1989             $13,466                        $14,535
March 1990                $13,328                        $14,369
June 1990                 $13,883                        $14,887
September 1990            $13,777                        $14,977
December 1990             $14,368                        $15,741
March 1991                $14,848                        $16,165
June 1991                 $15,107                        $16,409
September 1991            $15,953                        $17,354
December 1991             $16,805                        $18,279
March 1992                $16,595                        $18,004
June 1992                 $17,224                        $18,735
September 1992            $17,931                        $19,650
December 1992             $18,056                        $19,664
March 1993                $19,123                        $20,580
June 1993                 $19,789                        $21,199
September 1993            $20,660                        $21,902
December 1993             $20,335                        $21,839
March 1994                $19,406                        $21,152
June 1994                 $18,830                        $20,890
September 1994            $18,827                        $20,995
December 1994             $18,925                        $21,072
March 1995                $19,829                        $22,122
June 1995                 $20,831                        $23,556
September 1995            $21,294                        $24,007
December 1995             $22,446                        $25,126

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1985, and reflects the fees and expenses of Series E. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $22,446. By comparison, the same $10,000 investment would have grown to $25,126 based on the Lehman Brothers Government/Corporate Index's performance.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995**

                  1 Year         5 Years       10 Years
Series E          18.6%          9.3%          8.4%

**Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES J (EMERGING GROWTH SERIES)
February 15, 1996


Dear Contractholder:

The Emerging Growth Series of the SBL Fund provided its investors with a generous 19.49% return in the year just completed.* Although 1995 was a wonderful year for the stock markets overall, the larger capitalization companies outperformed the smaller ones in three of the four quarters. Because this Series invests primarily in those smaller firms, it lagged the general stock markets despite its strong performance.

FACTORS WHICH AFFECTED PERFORMANCE IN 1995

An overweighting in health care stocks during the year helped our results. In this area we focused particularly on medical device manufacturing companies. St. Jude Medical, a maker of items such as heart valves and pacemakers, increased 62% for the year. Guidant, a company spun off from the large drug manufacturer Eli Lilly, has received FDA approval for its pectoral implantable defibrillator and is now selling the product. Guidant was up an astounding 164% in 1995.

Most of the year the portfolio was intentionally underweighted in the retail sector compared with its benchmark index. We recognized that the retail industry had a problem of simply too many stores serving consumers--a condition known as capacity oversupply. Consumer credit has increased to historically very high levels, curtailing individuals' ability to spend. This, coupled with uncertainty about job security as layoffs continued throughout the economy, kept shoppers out of stores. Retail stocks as a group performed poorly much of the year.

[UPPER RIGHT  HAND CORNER,  PHOTO OF THE  SECURITY  MANAGEMENT  SMALL CAP  TEAM:
LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND]

THE SECURITY MANAGEMENT SMALL CAP TEAM:
LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS,
JOHN CLELAND

The Series was also underweighted in the technology sector during the first half of the year, which limited our total return compared with the market in general. As we moved into the second half of 1995, we added technology names to the portfolio. For example, Bay Networks is the final product of a combination of two tech firms, and is benefiting from cost-cutting measures put in place after the consolidation. Many major corporations are in the process of installing networking systems or upgrading those currently owned; Bay Networks manufactures the routers and hubs needed to accomplish this.

LOOKING AHEAD TO 1996

It will be hard to match 1995's stock market performance in 1996. Although such large returns may not be in the cards, we do think that 1996 will be a good year for equity investors. We believe there are three factors which could lead small capitalization stocks to outperform the general market: a cut in the

[CLOCK LOGO]
SERIES J (EMERGING GROWTH SERIES)
February 15, 1996


capital gains tax, a rising U.S. dollar versus foreign currencies, and an expanding domestic economy. We will watch for these events and monitor other conditions in order to position the portfolio to best benefit our investors.

Cindy Shields
Portfolio Manager

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                  1 Year            Since Inception
                                    (10-1-92)
Series J          19.5%             15.7%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                            SERIES J VS. S&P MIDCAP
                                  AND S&P 500

                            SBL FUND SERIES J        S&P MIDCAP        S&P 500
                            -----------------        ----------        -------
                                $10,000               $10,000          $10,000
December 1992                   $12,470               $11,175          $10,510
March 1993                      $13,040               $11,541          $10,960
June 1993                       $12,980               $11,810          $11,017
September 1993                  $13,811               $12,405          $11,299
December 1993                   $14,171               $12,735          $11,560
March 1994                      $13,191               $12,252          $11,119
June 1994                       $12,111               $11,806          $11,164
September 1994                  $13,268               $12,605          $11,714
December 1994                   $13,448               $12,280          $11,711
March 1995                      $13,858               $13,285          $12,851
June 1995                       $14,709               $14,444          $14,071
September 1995                  $16,490               $15,853          $15,189
December 1995                   $16,070               $16,080          $16,095

                             $10,000 SINCE INCEPTION

This chart references a change in Series J's benchmark index. Series J's new benchmark index is the Standard & Poor's Midcap stock index. We believe the capitalization of the stocks in the S&P Midcap more closely reflect the securities Series J purchases.

The chart above assumes a hypothetical $10,000 investment in Series J (Emerging Growth Series) on October 1, 1992, and reflects the fees and expenses of Series
J. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $16,070. By comparison, the same $10,000 investment would have grown to $16,080 based on the S&P Midcap Index's performance and $16,095 based on the S&P500.

[CLOCK LOGO]
SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
February 15, 1996


[LEXINGTON MANAGEMENT CORPORATION AND MFR ADVISORS, INC. LOGOS]

SUBADVISORS, MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT
CORPORATION
PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON

Dear Contractholder:

The Global Aggressive Bond Series enjoyed an excellent first seven months. The Series boasts a 7.6% total return from June 1 through December 31, 1995.* The Series is off to a fast start in the new year and we are optimistic about the prospects for all of 1996.

Investors in the Series haven't seen a decline in its income despite a drop in U.S. interest rates. Yields overseas, particularly in certain transitional economies, are much higher than those at home. The Series ended 1995 with a standardized yield well in excess of 9%. We believe this level will be maintained in the quarters ahead.

THE GLOBAL VIEW

Global bond investing often requires taking some less traveled roads. Over the years, money managers have sold global and international bond funds as a way of diversifying investment portfolios and reducing overall risk. They reasoned that bond price movements in one country--the United States, for example--would move independently of those in another country, such as Germany. Unfortunately, the ongoing globalization of the world's economies, the ease with which capital moves, and the flow of readily accessible financial information help to ensure greater correlation of returns among the world's developed bond markets.
Therefore, we think investors need to expand their investment parameters and seek out markets that offer the possibility of noncorrelated returns. Fortunately, many of these markets offer high current income and profit potential as well. Of course, many of these markets also present additional risks.

PORTFOLIO POSITIONING IN 1995

The Global Aggressive Bond Series currently stresses bonds in certain transitional markets, particularly in Eastern Europe and South Africa. We think the U. S. bond market, and by extension most of the world's developed markets, are fully priced. Meanwhile the economies of Eastern Europe and South Africa need to attract capital and are offering yields and investor incentives to assure that the capital keeps flowing.

We closed 1995 with major positions in Portugal, Poland, and South Africa. Together they totaled 26% of the Series' assets. All three economies have strong growth potential, relatively stable currencies, and governments committed to fiscal restraint as well as proinvestor economic policies. Moreover, their bond markets currently provide huge income advantages over those of the traditional developed markets.

EMPHASIS ON DIVERSIFICATION

Aside from our  concentration  on  transitional

[CLOCK LOGO]
SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
February 15, 1996


economies, the Series seeks to strike a balance between developed market and LDC (less developed country) debt. This diversification tends to mitigate volatility. Although the past volatility of the Series is not necessarily indicative of future volatility, over the last seven months the price volatility of the Series has been comparable to that of ten-year U.S. Treasury Notes.

We thank our investors for their continued loyalty and support.

Maria Fiorini Ramirez
Portfolio Manager

Denis P. Jamison
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                                Since Inception
                                   (6-1-95)
Series K                             7.6%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SERIES K VS. LEHMAN BROTHERS
                               GLOBAL BOND INDEX

                      SBL FUND SERIES K     LEHMAN BROTHERS GLOBAL BOND INDEX
                      -----------------     ---------------------------------
                        $10,000                       $10,000
June 1995                $9,960                       $10,069
July 1995               $10,100                       $10,140
August 1995             $10,110                        $9,907
September 1995          $10,360                       $10,131
October 1995            $10,450                       $10,245
November 1995           $10,500                       $10,355
December 1995           $10,761                       $10,508

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series K (Global Aggressive Bond Series) on June 1, 1995, and reflects the fees and expenses of Series K. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,761. By comparison, the same $10,000 investment would have grown to $10,508 based on the Lehman Brothers Global Bond Index's performance.

[CLOCK LOGO]
SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
February 15, 1996


[MERIDIAN INVESTMENT MANAGEMENT LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION
AND TEMPLETON QUANTITATIVE ADVISORS, INC.

Dear Contractholder:

The Specialized Asset Allocation Series for the period from its inception on June 1 through December 31 returned 7.10%.* Because of the nature of this Series, it is difficult to compare its performance to a single market index. The U.S. stock market was the top performing market globally this year--during the seven month period since June 1 the S&P 500 returned 17.08% including reinvested dividends. In contrast, the Financial Times Actuarial World Index excluding the U.S., a proxy for the performance of international markets as a group, returned 5.02% in U.S. dollars over the same time period.

SECTOR ALLOCATION DURING 1995

The Series ended the year with only slight allocation shifts from its position at inception. At year end the allocation was 40% to U.S. stocks, 35% to international stocks, 15% to U.S. bonds, and 10% to real estate (through real estate investment trusts). During the third quarter 5% of the assets were reallocated from the U. S. bond category to real estate. The portfolio currently has no allocation to the other available asset classes (international bonds, gold, and cash.) A small cash position (usually less than 3%) is maintained for liquidity purposes, but a deliberately large allocation is not included unless the portfolio is taking a defensive posture.

The benchmark asset allocation of the Series is 40% U.S. stocks, 25% international stocks, 20% U.S. bonds, 10% real estate, and 5% cash. At year end relative to its benchmark allocation the Series is overweighted in international stocks, moderately underweighted in the U.S. bond market, and has no cash position. In years such as 1995 when the U.S. stock market vastly outperforms other sectors, total return of a portfolio diversified among broad sectors will be less than that of a portfolio invested 100% in the outperforming sector. Over time, however, a diversified portfolio is expected to reduce risk while providing competitive returns.

The U.S. stock allocation is divided among thirteen sectors. Included is a modest technology weighting with 4.3% in computer stocks such as Dell, IBM, and Sun Microsystems. The most recent sector additions have been Telecommunications (.9%), Recreation and Leisure (3.7%), and Metals and Mining (2.6%). Holdings in these groups include Ameritech, GTE and Sprint in Telecommunications; Walt Disney, Harley Davidson, and Callaway Golf in the Recreation and Entertainment sectors; and Phelps Dodge, Alcoa, and Magma Copper in the Metals and Mining category.

LOOKING AHEAD TO 1996

The strategists at Meridian Investment Management Corporation, the provider of asset

[CLOCK LOGO]
SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
February 15, 1996


allocation research services to the Series, believe there are still pockets of value within the U. S. market. Several of the sectors within the U. S. allocation underperformed in 1995. Dr. Craig Callahan, Chief Investment Officer at Meridian, looks for these areas to play "catch-up" in 1996.

The international equity portion of the Series is currently invested in Japan, Germany, Hong Kong, Belgium, and the United Kingdom. The Japanese market has experienced stellar performance recently with the benchmark Nikkei 225 index jumping from 18,000 in the early part of November to just under 20,000 at the end of the year. The German and United Kingdom markets also reached new highs in the fourth quarter of 1995. While these markets have been good performers lately, they still lag the performance of the U. S. market. We look for our international equity holdings to perform well in 1996 compared with the domestic market.

Greg A. Hamilton
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                           SERIES M VS. BLENDED INDEX
                                  AND S&P 500

                         SBL FUND SERIES M        BLENDED INDEX       S&P 500
                         -----------------        -------------       -------
                              $10,000                $10,000          $10,000
June 1995                     $10,080                $10,100          $10,200
July 1995                     $10,390                $10,400          $10,600
August 1995                   $10,390                $10,300          $10,600
September 1995                $10,490                $10,600          $11,100
October 1995                  $10,340                $10,500          $11,100
November 1995                 $10,610                $10,800          $11,500
December 1995                 $10,710                $11,100          $11,700

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series M (Specialized Asset Allocation Series) on June 1, 1995, and reflects the fees and expenses of Series M. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,710. By comparison, the same $10,000 investment would have grown to $11,700 based on the S&P 500 Index's performance. By comparison, the same $10,000 investment would have grown to $11,100 based the blended index of 40% S&P 500, 25% Financial Times World Index, 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index and 5% 91-Day Treasury Bill Yield.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                               Since Inception
                                  (6-1-95)
Series M                            7.1%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 1996


[T. ROWE PRICE LOGO]

SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, NED NORTON


Dear Contractholder:

The investment committee for the Managed Asset Allocation Series meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges of the portfolio, based on market conditions and economic fundamentals. The committee has maintained a strategy of overweighting bonds because of relatively high stock valuations, while keeping cash equivalents close to minimum levels. Actual allocations on December 31 are shown in the Strategy Review section of this letter.

MARKET REVIEW

The economy slowed from 1994's robust pace to an annualized rate of 1.3% in the second quarter of 1995. Although GDP growth increased to 4.2% in the third quarter, we view this as something of a rebound from the slow second quarter. We expect economic growth to be closer to its historical trend between 2.0% and 2.5% in the final quarter of the year. The slowing economy along with relatively benign inflation resulted in falling interest rates over the year.

Stocks generated exceptional returns during the year. The unmanaged Standard & Poor's 500 Stock Index registered a total return of 17.08% from June 1 (the date of inception of the Managed Asset Allocation Series) through the end of the year. The NASDAQ Composite Index, which tracks smaller company stocks primarily, posted a return of 21.24% for the same period. International stocks fared worse overall, as most foreign markets trailed the U. S.

Bonds also enjoyed powerful returns, as the thirty-year Treasury bond fell from 6.64% at the beginning of June to 5.94% at December 31. During the same period the Lehman Aggregate Bond Index increased 7.84%. Short-term rates declined, as well, although not to the same extent. The U.S. dollar gained ground against most major currencies, diminishing returns for U. S. investors in foreign bonds.

STRATEGY REVIEW

The objective of the Managed Asset Allocation Series is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks and 40% bonds, with 10% variations permitted for each asset class. On December 31, the Series had 50% of its assets in stocks and 50% in bonds.

We were overweighted in bonds since stock valuations appeared high. However, this bond concentration held back performance as the stock market continued to register stunning returns during the latter part of the year, extending their earlier gains. We continued to favor growth over value stocks, since slowing economic growth usually favors companies able to sustain earnings momentum even during an economic slowdown.

[CLOCK LOGO]
SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 1996


Our model's current 44% allocation to fixed income securities is broken down to include 74% investment grade domestic bonds, 18% high yield bonds, and 8% foreign bonds. Within our model's 56% equity exposure, we have allocated 54% to large cap stocks, 18% to small cap issues, and 28% to foreign stocks. We continue to overweight small cap stocks due to their undervaluations relative to large capitalization stocks. We also feel that foreign stocks have attractive growth opportunities.

OUTLOOK

We anticipate a relatively stable interest rate environment in the months ahead. Should the growth of corporate earnings slow from the current pace, the stock market could experience the correction that has been long anticipated for some quarters. We would increase our exposure to stocks in that event. Meanwhile, any further decline in interest rates in the months ahead will also benefit fixed income investors. It is unlikely that the impressive returns of the past year can be sustained indefinitely, but the present economic environment bodes well for both stocks and bonds.

Ned Notson
Portfolio Manager

Investing in foreign countries involves risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                        SERIES N VS. S&P 500 AND LEHMAN
                         BROTHERS AGGREGATE BOND INDEX

                                                             LEHMAN BROTHERS
                    SBL FUND SERIES N       S&P 500        AGGREGATE BOND INDEX
                    -----------------       -------        --------------------
                        $10,000             $10,000               $10,000
June 1995               $10,070             $10,200               $10,100
July 1995               $10,310             $10,600               $10,100
August 1995             $10,230             $10,600               $10,200
September 1995          $10,440             $11,100               $10,300
October 1995            $10,410             $11,100               $10,400
November 1995           $11,360             $11,500               $10,600
December 1995           $10,730             $11,700               $10,700

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995, and reflects the fees and expenses of Series N. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,730. By comparison, the same $10,000 investment would have grown to $10,700 based on the Lehman Brothers Aggregate Bond Index's performance and $11,708 based on the S&P 500 Index's performance.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                               Since Inception
                                  (6-1-95)
Series N                            7.3%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES O (EQUITY INCOME SERIES)
February 15, 1996


[T. ROWE PRICE LOGO]

SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, BRIAN ROGERS

Dear Contractholder.

The equity market performed extremely well in 1995 reflecting strong corporate earnings, low inflation, a benign interest rate environment, and strong investor demand. The unmanaged Standard & Poor's 500 Stock Index, which was up 37.58%, concluded its best year since 1958 and posted one of the strongest 12-month returns in history.

The Equity Income Series did particularly well over the seven months since its inception June 1, 1995, with a total return of 17% versus the S&P 500's 17.08% for the same time period.* Since our conservative investment approach sometimes lags the broad index in unusually robust markets, we were pleased with the year's results. Keep in mind that the generally conservative nature of your Series' investments is also tailored to minimize loss in a declining market. Of course investors should also remember that this is an equity investment. As such, its share price is subject to fluctuation.

PORTFOLIO REVIEW

The strong performance of many financial stocks, the positive contribution of our holdings in the health care sector, and gains generated by large-capitalization consumer products stocks were among the most important influences on 1995 results. Our investments in companies such as J.P. Morgan, First Interstate Bank, Sallie Mae, and Travelers were particularly profitable.

Pharmaceutical stocks also performed extremely well. Some of the successful investments we made in this sector were trimmed later in the year. After stocks such as Eli Lilly and Schering Plough appreciated in value, our valuation discipline encouraged us to reinvest some of the assets into more undervalued stocks with attractive dividend yields. We also eliminated Halliburton, an oil well services and engineering firm, following a runup in its share price.

Over the past six months, the prices of many cyclical stocks fell as investors worried about the durability of corporate earnings in 1996. The decline in the value of such stocks as Union Camp, Betz Laboratories, International Paper, and DuPont rendered them exceedingly attractive, in our view.

SUMMARY AND OUTLOOK

We anticipate positive but slowing economic growth along with a more challenging stock market environment in 1996. Instead of making more detailed economic and market forecasts, we would like to reiterate our primary emphasis which is on sound, conservatively based investments. This has been the hallmark of our approach, in almost any market environment, we believe there will be intriguing opportunities on which to capitalize profitably. As always, we appreciate your continued confidence and support.

Brian C. Rogers
Portfolio Manager

Investing in foreign countries involves risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[CLOCK LOGO]
SERIES O (EQUITY INCOME SERIES)
February 15, 1996

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                                 Since Inception
                                    (6-1-95)
Series O                             17.0%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES O VS. S&P 500

                             SBL FUND SERIES O                   S&P 500
                             -----------------                   -------
                                  $10,000                        $10,000
June 1995                         $10,060                        $10,200
July 1995                         $10,250                        $10,600
August 1995                       $10,400                        $10,600
September 1995                    $10,790                        $11,100
October 1995                      $10,910                        $11,100
November 1995                     $11,360                        $11,500
December 1995                     $11,700                        $11,700

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995, and reflects the fees and expenses of Series O. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $11,700. By comparison, the same $10,000 investment would have grown to $11,708 based on the S&P 500 Index's performance.

[CLOCK LOGO]
SERIES S (SOCIAL AWARENESS SERIES)
February 15, 1996


Dear Contractholders:

The primary goal of the Social Awareness Series is to provide competitive returns through investment in socially responsible companies. Although many investors select funds of this nature because of their personal convictions, they are able to achieve attractive investment results at the same time. In 1995 the Social Awareness Series returned 27.7% to its investors.*

PERFORMANCE OF THE SOCIAL AWARENESS SERIES IN 1995

The orientation of the Social Awareness Series toward larger-capitalization companies in the year just completed helped its performance, reflecting the trend in the broader markets. Throughout the year we owned a number of high quality, consistent growth firms. The portfolio was underweighted in technology stocks during the first half of the year, which hindered results during that period. However, we adjusted in midyear and participated in the strong performance of that market sector. Other industries represented in the portfolio which made strong contributions to total return were health care and financial companies.

The socially-aware screening requirements of the Series frequently draw us to smaller capitalization companies as well, because many younger, smaller firms from the outset have pursued high standards with respect to human resources issues and the environment. In times when small-cap companies outperform the general markets, the Series will do better also. In years such as the one just completed, when the larger-cap stocks were leaders, we have tended to underperform the indexes. In 1995 about one-third of the portfolio was invested in small-cap stocks. Over time, though, we believe the mixture in the Series will provide competitive returns for our investors.

EXAMPLES OF OUTSTANDING SOCIAL AWARENESS IN CORPORATE AMERICA

One of our holdings, Boston Market (formerly Boston Chicken), is a rapidly-expanding restaurant chain. The company sets high quality standards for the food it serves to customers, requiring it to be made fresh each day. In addition, the company's policy also calls for keeping food trays in the hot and cold cases at least half full. At the end of the day, there can be as much as 50 to 100 pounds of food remaining which other stores might discard. Boston Market franchisers instead donate the leftovers to local food banks to be served to the hungry.

Among our large-cap holdings, Procter & Gamble Company is an excellent example of a company known for generous giving, diversity in employment, and finally benefits. In 1994, P&G won the Labor Department's annual EVE award given to federal contractors for programs that increase equal employment opportunity. In 1995, Working Mother magazine honored Procter & Gamble Company for the ninth year in its list of 100 best workplaces for working mothers. The company donates cash and in-kind contributions, as well as funding grants for groups such as Special Olympics, Children's Defense Fund, National Council of Negro Women and Students Against Drunk Driving.

[CLOCK LOGO]
SERIES S (SOCIAL AWARENESS SERIES)
February 15, 1996


LOOKING AHEAD TO 1996

The equity portfolio managers at Security Management Company expect large-cap stocks to outperform in the first part of the year. During this time investors will continue to move to high quality securities until the uncertainty about the federal budget and interest rates is resolved. If the Federal Reserve Bank lowers short-term interest rates and politicians settle on a budget reduction package, we believe investors will become more confident and small stocks will rise.

Cindy Shields
Portfolio Manager

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                  1 Year            Since Inception
                                    (4-23-91)
Series S          27.7%             11.9%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                            SERIES S VS. S&P 500 AND
                              DOMINI SOCIAL INDEX

                        SBL FUND SERIES S      S&P500        DOMINI SOCIAL INDEX
                        -----------------      ------        -------------------
                           $10,000             $10,000             $10,000
June 1991                   $9,560              $9,979              $9,907
September 1991             $10,330             $10,516             $10,570
December 1991              $10,550             $11,396             S11,697
March 1992                 $11,130             $11,105             $11,474
June 1992                  $10,050             $11,323             $11,463
September 1992             $10,231             $11,674             $12,078
December 1992              $12,275             $12,270             $13,111
March 1993                 $12,185             $12,796             $13,706
June 1993                  $12,526             $12,861             $13,508
September 1993             $13,480             $13,190             $13,982
December 1993              $13,731             $13,496             $14,231
March 1994                 $13,319             $12,981             $13,696
June 1994                  $12,808             $13,034             $13,678
September 1994             $13,295             $13,675             $14,308
December 1994              $13,213             $13,672             $14,256
March 1995                 $13,998             $15,003             $15,723
June 1995                  $15,027             $16,427             $17,274
September 1995             $16,572             $17,733             $18,649
December 1995              $16,879             $18,789             $19,699

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991, and reflects the fees and expenses of Series
S. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $16,879. By comparison, the same $10,000 investment would have grown to $18,789 based on the S&P 500 Index's performance and $19,699 based on the Domini Social Index.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES A (GROWTH)


     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------

               ADVERTISING - 1.4%
     200,000   Omnicom Group, Inc..............    $  7,450,000

               AEROSPACE & DEFENSE - 7.6%
     160,000   Allied-Signal, Inc. ............       7,600,000
     100,000   Lockheed Martin Corporation.....       7,900,000
     265,000   Loral Corporation...............       9,374,375
     100,000   McDonnell Douglas
                 Corporation...................       9,200,000
     120,000   Raytheon Company................       5,670,000
                                                   ------------
                                                     39,744,375

               AGRICULTURE - 0.7%
      65,000   Pioneer Hi-Bred International,
                 Inc. .........................       3,615,625

               AMUSEMENT & RECREATIONAL
                  SERVICES - 2.0%
     240,000   Carnival Cruise Lines, Inc. ....       5,850,000
      80,000   Disney (Walt) Company...........       4,720,000
                                                   ------------
                                                     10,570,000

               BANKING & FINANCE - 2.6%
     100,000   Bankamerica Corporation.........       6,475,000
     120,000   Chemical Banking Corporation....       7,050,000
                                                   ------------
                                                     13,525,000

               BROADCASTING - 1.1%
     120,000   Viacom, Inc. (Cl.B).............       5,685,000

               CASINOS - 1.0%
     150,000   Mirage Resorts, Inc.*...........       5,175,000

               CHEMICALS - 9.7%
     100,000   Cabot Corporation...............       5,387,500
     110,500   Great Lakes Chemical
                 Corporation...................       7,956,000
     120,000   Hercules, Inc. .................       6,765,000
      90,000   Minerals Technologies, Inc. ....       3,285,000
      65,000   Monsanto Company................       7,962,500
      35,000   Morton International, Inc. .....       1,255,625
     200,000   Praxair, Inc. ..................       6,725,000
      80,000   Sigma Aldrich Corporation.......       3,960,000
     400,000   U.S. Industries, Inc.*..........       7,350,000
                                                   ------------
                                                     50,646,625

               COMMUNICATIONS - 1.2%
     100,000   AT & T Corporation..............       6,475,000

               COMPUTER SERVICES - 4.2%
     150,000   Ceridian Corporation*...........       6,187,500
      80,000   Cerner Corporation*.............       1,640,000
     100,000   Computer Sciences Corporation*..       7,025,000
     130,000   General Motors Corporation
                 (Cl.E)........................       6,760,000
                                                   ------------
                                                     21,612,500

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               COMPUTER SOFTWARE - 1.5%
      55,000   Microsoft Corporation*..........    $  4,826,250
      75,000   Oracle Systems Corporation*.....       3,178,125
                                                   ------------
                                                      8,004,375

               COMPUTER SYSTEMS - 1.2%
      70,000   International Business
                 Machines Corporation..........       6,422,500

               CONSUMER GOODS & SERVICES - 1.0%
     100,000   Duracell International, Inc. ...       5,175,000

               DRUG DELIVERY - 0.5%
      50,000   Elan Corporation PLC ADR*.......       2,431,250

               ELECTRIC MACHINERY & ELECTRONIC
                 COMPONENTS - 3.2%
     100,000   General Electric Company........       7,200,000
      90,000   Molex, Inc. ....................       2,857,500
     140,000   Varian Associates, Inc. ........       6,685,000
                                                   ------------
                                                     16,742,500

               FERTILIZER - 1.1%
      80,000   Potash Corporation of Saskatchewan,
                 Inc. .........................       5,670,000

               FINANCE - 1.0%
      40,000   Federal National Mortgage
                 Association...................       4,965,000

               FOOD & BEVERAGES - 7.6%
     100,000   Anheuser-Busch Companies, Inc...       6,687,500
     120,000   CPC International, Inc. ........       8,235,000
     150,000   Heinz (H.J.) Company............       4,968,750
     150,000   PepsiCo, Inc. ..................       8,381,250
     200,000   Ralcorp Holdings, Inc.* ........       4,850,000
     200,000   Sara Lee Corporation............       6,375,000
                                                   ------------
                                                     39,497,500

               HOSPITAL MANAGEMENT -1.7%
     115,000   Columbia Healthcare
                 Corporation ..................       5,836,250
     100,000   Vencor, Inc.*...................       3,250,000
                                                   ------------
                                                      9,086,250

               HOUSEHOLD PRODUCTS - 1.2%
      75,000   Procter & Gamble Company........       6,225,000

               INSURANCE - 3.9%
      75,000   American International Groups,
                 Inc...........................       6,937,500
     127,500   Jefferson Pilot Corporation.....       5,928,750
     100,000   MBIA, Inc.......................       7,500,000
                                                   ------------
                                                     20,366,250

               MACHINERY - 1.4%
    210,000    Deere & Company ................       7,402,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES A (GROWTH) (CONTINUED)


     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MANUFACTURING - 1.3%
     250,000   Pall Corporation ...............    $  6,718,750

               MEDICAL INSTRUMENTS & SUPPLIES - 1.2%
     155,000   Baxter International, Inc. .....       6,490,625

               NATURAL GAS - 1.2%
     170,000   Coastal Corporation (The) ......       6,332,500

               PAINT & ALLIED PRODUCTS - 1.1%
     140,000   Sherwin-Williams Company........       5,705,000

               PERSONAL SERVICES - 0.8%
     140,000   Dial Corporation (The)..........       4,147,500

               PETROLEUM REFINING - 2.9%
      70,000   Mobil Corporation...............       7,840,000
      50,000   Royal Dutch Petroleum Company
                 ADR...........................       7,056,250
                                                   ------------
                                                     14,896,250

               PHARMACEUTICALS - 8.2%
      75,000   American Home Products
                 Corporation...................       7,275,000
      75,000   Bristol-Myers Squibb Company....       6,440,625
     130,000   Merck & Company, Inc. ..........       8,547,500
     200,000   Pharmacia & Upjohn, Inc.*.......       7,750,000
     130,000   Schering-Plough Corporation.....       7,117,500
     100,000   Smithkline Beecham ADR PLC......       5,550,000
                                                   ------------
                                                     42,680,625

               PHOTOGRAPHIC EQUIPMENT &
                 SUPPLIES - 2.6%
     100,000   Eastman Kodak Company...........       6,700,000
      50,000   Xerox Corporation...............       6,850,000
                                                   ------------
                                                     13,550,000

               PUBLISHING & PRINTING - 1.0%
     250,000   News Corporation, Ltd. (The)....       5,343,750

               RESTAURANTS & FOOD SERVICE - 2.9%
     180,000   McDonald's Corporation..........       8,122,500
     325,000   Wendy's International, Inc. ....       6,906,250
                                                   ------------
                                                     15,028,750

               RETAIL TRADE - 6.1%
     250,000   Federated Department Stores,
                 Inc.* ........................       6,875,000
     220,000   Leggett & Platt, Inc. ..........       5,335,000
      30,000   Nike, Inc. (Cl.B)...............       2,088,750
     105,000   Safeway, Inc.* .................       5,407,500
     190,000   Vons Companies, Inc.* ..........       5,367,500
     220,000   Walgreen Company................       6,572,500
                                                   ------------
                                                     31,646,250

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               TOYS & SPORTING GOODS - 1.3%
     175,000   Mattel, Inc. ...................  $    5,381,250

               TRANSPORTATION - 3.6%
      85,000   Burlington Northern, Inc. ......       6,630,000
      75,000   Conrail Corporation.............       5,250,000
     100,000   Union Pacific Corporation.......       6,600,000
                                                   ------------
                                                     18,480,000

               UTILITIES--TELEPHONE - 2.0%
     350,000   Frontier Corporation ...........      10,500,000

               WHOLESALE TRADE - 0.8%
     130,000   Sysco Corporation ..............       4,225,000
                                                   ------------
               Total common stocks- Series A
                 (cost $368,502,550) - 93.8%  .     487,613,500

               COMMERCIAL PAPER
               ----------------
  $  500,000   AIG Funding, Inc.,
                 5.82%, 1-03-96................         499,676
  $1,500,000   Alabama Power Company,
                 5.585%, 2-08-96...............       1,490,085
  $1,500,000   Allegheny Generating Company,
                 5.635%, 1-16-96...............       1,496,008
  $4,500,000   Bell Atlantic Network Funding,
                 5.65%, 1-29-96................       4,478,812
  $3,500,000   General Electric Company,
                 5.77%, 1-05-96................       3,496,634
  $3,400,000   GTE Northwest, Inc.,
                 5.74%, 1-09-96................       3,394,579
  $1,500,000   Harper Group, Inc. (The),
                 5.665%, 1-19-96...............       1,494,915
  $5,200,000   International Lease Finance Corporation,
                 5.73%, 1-03-96................       1,998,726
                 5.785%, 1-03-96...............       1,199,228
                 5.90%, 1-04-96................       1,998,361
  $7,500,000   Progress Capital Holdings, Inc.,
                 5.78%, 1-10-96................       2,495,585
                 5.70%, 1-24-96................       4,980,208
  $1,000,000   TDK U.S.A. Corporation,
                 5.65%, 1-30-96................         995,135
  $1,500,000   Toyota Motor Credit Corporation,
                 5.725%, 1-17-96...............       1,495,706
                                                   ------------
                 Total commercial paper - Series A -
                   (cost $31,514,629) - 6.1%...      31,513,658
                                                   ------------
                 Total investments - Series A -
                   (cost $400,017,179) - 99.9%      519,127,158
                                                   ------------
                 Cash and other assets, less
                   liabilities - Series A - 0.1%        763,942
                                                   ------------
                 Total net assets applicable to
                   24,721,185 shares outstanding -
                   Series A - 100.0%...........    $519,891,100
                                                   ============

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES B (GROWTH-INCOME)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    PREFERRED STOCK                       VALUE
--------------------------------------------------------------------------------

               BANKING & CREDIT - 0.8%
      60,000   First Nationwide Bank, $8.176...    $  6,735,000
                                                    -----------

                 Total preferred stock -Series B
                   (cost $5,978,750) - 0.8%           6,735,000

               CORPORATE BONDS
               ---------------

               ALUMINUM - 0.7%
  $5,000,000   Kaiser Aluminum & Chemical
                 Corporation, 12.75% - 2003....       5,500,000

               AMUSEMENT & RECREATION
                 SERVICES - 0.6%
  $3,000,000   Showboat Inc., 9.25% - 2008.....       3,015,000
  $2,000,000   Harrah's Entertainment,
                 10.875% - 2002................       2,160,000
                                                   ------------
                                                      5,175,000

               COMMUNICATIONS - 3.4%
  $5,300,000   Allbritton Communications Company,
                 11.50% - 2004.................       5,578,250
  $3,000,000   Century Communications,
                 9.50% - 2005..................       3,082,500
  $3,500,000   Comcast Corporation,
                 9.125% - 2006.................       3,631,250
  $4,000,000   Continental Cablevision, Inc.,
                 11.00% - 2007.................       4,475,000
  $2,000,000   Granite Broadcasting Corporation,
                 12.75% - 2002.................       2,180,000
  $2,100,000   Rogers Cable System,
                 9.625% - 2002.................       2,202,375
  $6,000,000   SCI Television, Inc.,
                 11.00% - 2005.................       6,405,000
                                                   ------------
                                                     27,554,375

               CONSUMER GOODS & SERVICES - 0.8%
  $3,000,000   International Semi-Tech,
                 0% - 2003(1)..................       1,627,500
  $5,000,000   Westpoint Stevens, 9.375% -
                 2005..........................       4,962,500
                                                   ------------
                                                      6,590,000

               DIVERSIFIED - 0.6%
  $5,000,000   Sequa Corporation,
                 9.375% - 2003.................       4,600,000

               FERTILIZER - 0.7%
  $5,000,000   Sherritt Gordon Ltd.,
                 9.75% - 2003..................       5,262,500

               FINANCE - 1.7%
  $4,000,000   Dime Bancorp, Inc.,
                 10.50% - 2005.................       4,435,000
  $4,000,000   Home Holdings, 7.75% - 1998.....       3,600,000
  $5,350,000   Keystone Group, Inc.,
                 9.75% - 2003..................       5,209,563
                                                   ------------
                                                     13,244,563

    PRINCIPAL                                          MARKET
     AMOUNT      CORPORATE BONDS (CONTINUED)           VALUE
--------------------------------------------------------------------------------

               FOOD & BEVERAGE TRADE - 1.1%
  $2,500,000   Cott Corporation, 9.375% - 2005.  $    2,500,000
               Southland Corporation,
   4,000,000     5.00% - 2003..................       3,345,000
   1,000,000     4.50% - 2004..................         777,500
   2,250,000   TLC Beatrice, 11.50% - 2005.....       2,221,875
                                                   ------------
                                                      8,844,375

               GROCERY STORES - 1.3%
   5,000,000   Pathmark Stores, 9.625% -2003...       4,831,250
   6,000,000   Penn Traffic Company, 8.625% -
                 2003..........................       5,295,000
                                                   ------------
                                                     10,126,250

               HOSPITAL MANAGEMENT - 0.4%
               Tenet Healthcare,
   1,000,000     9.625% - 2002.................       1,100,000
   2,000,000     10.125% - 2005................       2,215,000
                                                   ------------
                                                      3,315,000

               MANUFACTURING - 0.6%
   4,000,000   Schuller International Group, Inc.,
                 10.875% - 2004................       4,490,000

               OIL & GAS COMPANIES - 1.4%
   4,000,000   Plains Resources, 12% - 1999....       4,185,000
   6,950,000   Seagull Energy Corporation,
                 8.625% - 2005.................       6,672,000
                                                   ------------
                                                     10,857,000

               PAPER & PACKAGING - 0.3%
   2,000,000   Riverwood International Corporation,
                 10.375% - 2004................       2,220,000

               PLASTIC PRODUCTS - 0.4%
   3,000,000   Carlisle Plastics, 10.25% - 1997       3,033,750

               PUBLISHING & PRINTING - 1.5%
               K-III Communications Corporation,
   4,500,000     10.625% - 2002................       4,781,250
   1,000,000     10.25% - 2004.................       1,081,250
   5,500,000   Marvel Holdings, 0% - 1998......       3,960,000
   3,000,000   Western Publishing, 7.65% -
                 2002..........................       2,122,500
                                                   ------------
                                                     11,945,000

               RESTAURANTS - 0.5%
   4,000,000   Carrols Corporation, 11.50% -
                 2003..........................       4,040,000

               STEEL & METAL PRODUCTS - 0.3%
   2,500,000   Weirton Steel Corporation,
                 11.50% - 1998.................       2,575,000
                                                    -----------

                 Total corporate bonds - Series B
                   (cost $123,843,905) - 16.3%.     129,372,813

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES B (GROWTH-INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------

               ADVERTISING - 1.4%
     300,000   Omnicom Group...................    $ 11,175,000

               AEROSPACE & DEFENSE - 6.8%
     200,000   Allied-Signal, Inc. ............       9,500,000
     150,000   Lockheed Martin Corporation.....      11,850,000
     370,000   Loral Corporation...............      13,088,750
     120,000   McDonnell Douglas Corporation...      11,040,000
     180,000   Raytheon Company................       8,505,000
                                                   ------------
                                                     53,983,750

               AMUSEMENT & RECREATIONAL
                 SERVICES - 1.3%
     180,000   Disney (Walt) Company...........      10,620,000

               APPAREL - 0.4%
      80,000   Nine West Group, Inc.*..........       3,000,000

               BANKING - 3.0%
     130,000   Bankamerica Corporation ........       8,417,500
     150,000   Chemical Banking Corporation ...       8,812,500
      30,000   Wells Fargo & Company ..........       6,480,000
                                                   ------------
                                                     23,710,000

               BROADCASTING - 1.2%
     200,000   Viacom, Inc. (Cl.B)*............       9,475,000

               CASINOS - 0.9%
     200,000   Mirage Resorts, Inc.*...........       6,900,000

               CHEMICALS - 4.5%
      90,500   Great Lakes Chemical Corporation       6,516,000
     100,000   Hercules, Inc. .................       5,637,500
     100,000   Monsanto Company................      12,250,000
      35,000   Morton International, Inc. .....       1,255,625
     300,000   Praxair, Inc. ..................      10,087,500
                                                   ------------
                                                     35,746,625

               COMMUNICATIONS - 1.1%
     135,000   AT & T Corporation..............       8,741,250

               COMPUTER SERVICES - 2.7%
     210,000   Ceridian Corporation*...........       8,662,500
     250,000   General Motors Corporation
                 (Cl.E)........................      13,000,000
                                                    -----------
                                                     21,662,500

               COMPUTER SOFTWARE - 1.5%
     100,000   Microsoft Corporation ..........       8,775,000
      65,000   Oracle Systems Corporation......       2,754,375
                                                   ------------
                                                     11,529,375

               COMPUTER SYSTEMS - 1.2%
     100,000   International Business Machines
                 Corporation...................       9,175,000

               CONSUMER GOODS & SERVICES - 0.8%
     120,000   Duracell International, Inc. ...       6,210,000

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               DRUG DELIVERY - 0.3%
      50,000   Elan Corporation PLC ADR*.......    $  2,431,250

               ELECTRICAL MACHINERY & ELECTRONIC
                 COMPONENTS - 2.9%
     100,000   Cooper Industries, Inc. ........       3,675,000
     140,000   General Electric Company........      10,080,000
     200,000   Varian Associates, Inc. ........       9,550,000
                                                   ------------
                                                     23,305,000

               FERTILIZER - 0.9%
     100,000   Potash Corporation of
                 Saskatchewan, Inc.............       7,087,500

               FINANCE - 1.9%
      70,000   Federal National Mortgage
                 Association...................       8,688,750
     115,000   Household International, Inc. ..       6,799,375
                                                   ------------
                                                     15,488,125

               FOOD & BEVERAGES - 5.8%
     130,000   Anheuser-Busch Companies,
                 Inc. .........................       8,693,750
     150,000   Coca Cola Company (The) ........      11,137,500
     150,000   CPC International, Inc. ........      10,293,750
     187,500   Heinz (H.J.) Company............       6,210,938
     300,000   Sara Lee Corporation............       9,562,500
                                                   ------------
                                                     45,898,438

               HOSPITAL MANAGEMENT & SERVICES - 1.6%
     200,000   Columbia Healthcare Corporation.      10,150,000
      70,000   Vencor, Inc.* ..................       2,275,000
                                                   ------------
                                                     12,425,000

               HOUSEHOLD PRODUCTS - 2.9%
     200,000   Gillette Company (The) .........      10,425,000
     150,000   Procter & Gamble Company........      12,450,000
                                                   ------------
                                                     22,875,000

               INSURANCE - 2.0%
     105,000   Jefferson Pilot Corporation ....       4,882,500
     150,000   MBIA, Inc. .....................      11,250,000
                                                   ------------
                                                     16,132,500

               MACHINERY - 1.5%
     150,000   American Standard Companies*....       4,200,000
     225,000   Deere & Company.................       7,931,250
                                                   ------------
                                                     12,131,250

               MANUFACTURING - 0.8%
     250,000   Pall Corporation................       6,718,750

               MEDICAL INSTRUMENTS & SUPPLIES - 1.2%
     220,000   Baxter International, Inc. .....       9,212,500

               OFFICE, COMPUTING & ELECTRONIC
                 MACHINERY - 1.4%
     130,000   Hewlett Packard Company.........      10,887,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES B (GROWTH-INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               PERSONAL SERVICES - 0.7%
     200,000   Dial Corporation (The) .........    $  5,925,000

               PETROLEUM REFINING - 2.3%
     225,000   Coastal Corporation (The) ......       8,381,250
      90,000   Mobil Corporation ..............      10,080,000
                                                   ------------
                                                     18,461,250

               PHARMACEUTICALS - 7.2%
     100,000   American Home Products
                 Corporation ..................       9,700,000
     120,000   Bristol-Myers SquibbCompany.....      10,305,000
     175,000   Merck & Company, Inc. ..........      11,506,250
     230,000   Pharmacia & Upjohn, Inc.*.......       8,912,500
     150,000   Schering Plough Corporation.....       8,212,500
     150,000   Smithkline Beecham ADRPLC.......       8,325,000
                                                   ------------
                                                     56,961,250

               PHOTOGRAPHIC EQUIPMENT &
                 SUPPLIES - 2.1%
     125,000   Eastman Kodak Company...........       8,375,000
      60,000   Xerox Corporation...............       8,220,000
                                                   ------------
                                                     16,595,000

               PUBLISHING & PRINTING - 1.9%
     400,000   News Corporation (The)..........       8,550,000
     170,000   Time-Warner, Inc. ..............       6,438,750
                                                   ------------
                                                     14,988,750

               REAL ESTATE - 1.3%
     500,000   Macerich Company................      10,000,000

               RESTAURANTS & FOOD SERVICE - 2.8%
     280,000   McDonald's Corporation..........      12,635,000
     450,000   Wendy's International, Inc. ....       9,562,500
                                                   ------------
                                                     22,197,500

               RETAIL TRADE - 2.4%
     220,000   Albertsons, Inc. ...............       7,232,500
     350,000   Federated Department Stores,
                 Inc.*.........................       9,625,000
      30,000   Nike, Inc. (Cl.B)...............       2,088,750
                                                   ------------
                                                     18,946,250

               TOYS & SPORTING GOODS - 0.4%
     100,000   Mattel, Inc. ...................       3,075,000

               TRANSPORTATION - 2.8%
     125,000   Burlington Northern, Inc. ......       9,750,000
      90,000   Conrail Corporation ............       6,300,000
     100,000   Union Pacific Corporation.......       6,600,000
                                                     ----------
                                                     22,650,000

               UTILITIES--TELEPHONE - 1.6%
     450,000   Frontier Corporation ...........      13,500,000

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               WHOLESALE TRADE - 0.5%
     130,000   Sysco Corporation...............    $  4,225,000
                                                     ----------
               Total common stocks - Series B
                 (cost $466,382,415) - 76.0%...     604,046,313

               COMMERCIAL PAPER
               ----------------

  $1,500,000   Avnet, Inc., 5.685%, 1-16-96....       1,495,973
  $4,800,000   Consolidated Natural Gas Company,
                 5.63%, 1-08-96................       4,793,244
  $3,400,000   Duke Power Company, 5.72%,
                 1-12-96.......................       3,392,977
  $7,500,000   GTE California, Inc.,
                 5.62%, 1-09-96................       2,995,317
                 5.66%, 1-09-96................       4,492,925
  $3,300,000   General Electric Capital Corporation,
                 5.77%, 1-05-96................       3,296,826
  $4,000,000   International Business Machines
                 Corporation, 5.805%, 1-11-96..       3,992,260
  $6,000,000   International Lease Finance Corporation,
                 5.73%, 1-03-96................       4,996,817
                 5.90%, 1-04-96................         999,181
  $9,500,000   P.H.H. Corporation,
                 5.75%, 1-11-96................       3,998,083
                 5.74%, 1-16-96................       5,485,092
  $7,200,000   Progress Capital Holdings, Inc.,
                 5.685%, 1-24-96...............       4,183,419
                 5.70%, 1-24-96................       2,988,125
  $4,500,000   TDK U.S.A. Corporation,
                 5.65%, 1-30-96................       4,478,106
  $1,800,000   Toyota Motor Credit Corporation,
                 5.715%, 1-04-96...............       1,798,571
                                                   ------------
                 Total commercial paper - Series B
                 (cost $53,386,916) - 6.7%.....      53,386,916
                                                   ------------
                 Total investments - Series B
                 (cost $649,591,986) - 99.8%        793,541,042
                 Other assets, less liabilities -
                 Series B - 0.2%...............       1,571,660
                                                   ------------
                 Total net assets applicable to
                 23,421,450 shares outstanding
                 - Series B - 100.0%...........    $795,112,702
                                                   ============

SERIES C (MONEY MARKET)

               COMMERCIAL PAPER
               ----------------

               AIR TRANSPORTATION - 3.4%
  $3,600,000   Harper Group, Inc.,
                 5.71%, 1-19-96................       $ 797,288
                 5.66%, 3-14-96................       2,765,700
                                                   ------------
                                                      3,562,988

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES C (MONEY MARKET) (CONTINUED)

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER (CONTINUED)          VALUE
--------------------------------------------------------------------------------

               AUTOMOBILES - 3.8%
  $4,000,000   Toyota Motor Credit Corporation,
                 5.65%, 1-04-96................   $   1,998,431
                 5.69%, 1-12-96................       1,995,891
                                                   ------------
                                                      3,994,322

               BUSINESS SERVICES - 6.1%
   2,000,000   AI Credit Corporation, 5.63%,
                 2-02-96.......................       1,988,720
   2,500,000   General Electric Capital Corporation,
                 5.67%, 1-26-96................       2,488,700
   2,000,000   Penney (J.C.) Funding Corporation,
                 5.65%, 2-15-96 ...............       1,984,853
                                                   ------------
                                                      6,462,273

               COMPUTERS - 5.1%
   5,400,000   Hewlett Packard Company,
                 5.65%, 1-04-96................       1,998,431
                 5.65%, 1-11-96................       2,395,017
                 5.63%, 1-16-96................         997,100
                                                   ------------
                                                      5,390,548

               CONSTRUCTION - 2.8%
   3,000,000   Stanley Works, 5.54%, 3-11-96...       2,966,298

               DRUGS & TOILETRIES - 8.0%
   5,000,000   Allergan, Inc.,
                 5.725%, 1-17-96...............         996,978
                 5.67%, 2-06-96................       3,974,840
   3,500,000   Schering Corporation,
                 5.65%, 1-31-96................       3,481,713
                                                   ------------
                                                      8,453,531

               ELECTRIC COMPANIES & SYSTEMS - 18.6%
   4,000,000   Alabama Power Company,
                 5.62%, 2-08-96................         993,390
                 5.65%, 2-13-96................         992,580
                 5.57%, 2-15-96................       1,985,456
   4,800,000   Allegheny Generating Company,
                 5.55%, 1-31-96................       4,776,320
   3,000,000   Allegheny Power System, Inc.,
                 5.59%, 2-28-96................       2,970,510
   3,500,000   Georgia Power Company,
                 5.61%, 3-06-96................       2,472,600
                 5.60%, 3-14-96................         987,750
   2,000,000   Interstate Power Company,
                 5.75%, 1-31-96................       1,989,778
   2,500,000   Southern California Edison Company,
                 5.705%, 1-19-96...............       2,474,644
                                                   ------------
                                                     19,643,028

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER (CONTINUED)          VALUE
--------------------------------------------------------------------------------

               ELECTRONICS - 8.8%
  $5,000,000   Avnet, Inc.,
                 5.70%, 1-16-96................    $  1,495,963
                 5.70%, 1-17-96................       3,489,375
   4,300,000   TDK U.S.A. Corporation,
                 5.65%, 1-22-96................         996,130
                 5.70%, 1-22-96................       3,287,229
                                                   ------------
                                                      9,268,697

               GAS COMPANIES & SYSTEMS - 10.5%
   2,000,000   Bay State Gas Company,
                 5.73%, 1-10-96................       1,996,499
   5,000,000   Michigan Consolidated Gas Company,
                 5.65%, 1-24-96................       1,484,698
                 5.65%, 2-07-96................       3,477,425
   1,600,000   Nicor, Inc.,
                 5.66%, 2-09-96................       1,589,687
   2,500,000   Northern Illinois Gas Company,
                 5.65%, 1-12-96................       2,494,350
                                                   ------------
                                                     11,042,659

               GROCERY STORES - 2.8%
   3,000,000   Winn Dixie Stores, Inc.,
                 5.58%, 1-10-96................       1,996,120
                 5.66%, 2-08-96................         993,590
                                                   ------------
                                                      2,989,710

               LEASING COMPANIES - 5.7%
   3,700,000   International Lease Finance Corporation,
                 5.67%, 1-02-96................       2,698,245
                 5.64%, 2-20-96................         991,460
   2,300,000   P.H.H. Corporation,
                 5.69%, 1-03-96................       1,998,380
                 5.745%, 1-16-96...............         299,186
                                                   ------------
                                                      5,987,271

               PRINTING - 3.8%
   4,000,000   McGraw Hill, Inc.,
                 5.65%, 1-09-96................       3,992,880

               TELEPHONE & TELEGRAPH - 6.9%
   5,000,000   Bell South Telecommunications,
                 5.50%, 2-08-96................         993,889
                 5.65%, 2-12-96................       3,972,378
   2,300,000   GTE Northwest, Inc.,
                 5.80%, 1-18-96................       2,292,960
                                                   ------------
                                                      7,259,227

               TOBACCO PRODUCTS - 2.8%
   3,000,000   B.A.T. Capital Corporation,
                 5.68%, 1-23-96................       2,987,910
                                                   ------------

               Total commercial paper - Series C
                 (cost $94,018,629) - 89.1%....      94,001,342

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES C (MONEY MARKET) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER      U.S. GOVERNMENT AND                   MARKET
    OF SHARES    GOV'T AGENCY SECURITIES               VALUE
--------------------------------------------------------------------------------

               FEDERAL FARM CREDIT BANKS - 9.5%
  $2,000,000     5.70%, 1-02-96................    $  2,000,000
  $2,000,000     5.73%, 3-01-96................       2,000,560
  $2,000,000     5.70%, 4-01-96................       2,001,480
  $2,000,000     5.58%, 5-01-96................       2,001,820
  $2,000,000     5.52%, 6-03-96................       2,001,680
                                                   ------------
                                                     10,005,540

               SBA POOL - 1.1%
  $1,161,771   SBA Pool GCS #36523, 6.75%,
                 12-25-12(4)...................       1,161,771
                                                   ------------

                 Total U.S. government and
                   government agency securities -
                   Series C (cost $11,161,771)
                   - 10.6%.....................      11,167,311
                                                   ------------

                 Total investments - Series C
                   (cost $105,180,400) - 99.7%      105,168,653
                                                   ------------

                 Cash and other assets, less
                   liabilities - Series C - 0.3%        267,027
                                                   ------------

                 Total net assets applicable to
                   8,541,095 shares outstanding -
                   Series C - 100.0%...........    $105,435,680
                                                   ============

SERIES D (WORLDWIDE EQUITY)

               PREFERRED STOCKS
               ----------------

               GERMANY - 1.9%
      18,300   Fielman AG......................     $   942,052
       8,800   SAP AG Preferred................       1,328,417
       2,140   Sto AG..........................       1,071,861
                                                   ------------

               Total preferred stocks - Series D
                 (cost $3,422,556) - 1.9%......       3,342,330

               COMMON STOCKS
               -------------

               AUSTRALIA - 2.0%
     401,800   QBE Insurance Group, Ltd........       1,855,653
     493,300   TABCorp Holdings, Ltd...........       1,391,846
      10,900   TABCorp Holdings, Ltd. ADR*.....         307,925
                                                   ------------
                                                      3,555,424

               AUSTRIA - 1.6%
      16,500   Bank Austria AG.................         787,036
      31,300   Creditanstalt-Bankverein........       1,731,489
       2,200   Wolford AG......................         346,165
                                                   ------------
                                                      2,864,690

               CANADA - 0.5%
      57,100   Jetform Corporation.............         824,381

SERIES D (WORLDWIDE EQUITY) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               CHILE - 0.9%
     122,500   Banco Osorno y La Union ADR.....      $1,699,688

               DENMARK - 1.4%
      18,630   Novo-Nordisk A.S................       2,544,259

               FRANCE - 3.5%
      12,074   Cetelem.........................       2,261,952
         540   Grand Optical Photoservice......          52,618
      31,100   SGS-Thomson Microelectronics
                 N.V.*.........................       1,188,717
       3,880   Sidel S.A.......................       1,206,988
      12,210   Societe Generale de Paris
                 Holding S.A. "B"..............       1,505,871
                                                   ------------
                                                      6,216,146

               GERMANY - 2.2%
     155,100   Continental AG..................       2,157,913
      18,800   Deutsche Bank AG................         888,929
      13,730   G.M. Pfaff AG*..................         959,906
                                                   ------------
                                                      4,006,748

               HONG KONG - 1.5%
   1,308,000   National Mutuals Asia, Ltd......       1,184,170
     918,000   Semi-Tech (Global), Ltd.........       1,478,156
                                                   ------------
                                                      2,662,326

               INDONESIA - 0.7%
     731,000   PT Kawasan Industri Jababeka....       1,184,194

               IRELAND - 1.6%
     263,900   Allied Irish Banks Plc..........       1,422,833
     594,300   Jefferson Smurfit Group.........       1,395,610
                                                   ------------
                                                      2,818,443

               ISRAEL - 1.4%
         650   Africa-Israel Investments, Ltd.*         783,777
     146,700   Clal Industries, Ltd............         787,237
       9,390   Koor Industries, Ltd............         932,300
                                                   ------------
                                                      2,503,314

               ITALY - 1.8%
     105,100   Alleanza Assicurazioni..........         999,162
      36,900   Assicurazioni Generali..........         892,782
     144,000   Bulgari Spa*....................       1,228,649
                                                   ------------
                                                      3,120,593

               JAPAN - 22.6%
      83,000   Amada Company, Ltd..............         819,158
      50,000   Amway Japan, Ltd................       2,109,337
      32,000   CSK Corporation.................       1,000,097
      65,000   Hino Motors, Ltd................         546,541
      93,000   Joshin Denki Company, Ltd. .....       1,214,804
     571,000   Kawasaki Kisen Kaisha, Ltd.*....       1,812,172
     431,000   Kawasaki Steel Corporation......       1,501,306
      52,000   Komatsu Forklift Company, Ltd...         344,654
      56,000   Makino Milling Machine Company,
                 Ltd. .........................         478,994

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

                 JAPAN, CONTINUED
     165,000   Matsushita Electric Industrial
                 Company, Ltd..................    $  2,682,148
     149,000   Matsushita Refrigeration
                 Company, Ltd..................       1,081,277
     126,000   Matsuzakaya Company, Ltd. ......       1,597,097
     460,000   Mitsui Engineering &
                 Shipbuilding*.................       1,277,407
      56,000   Mori Seiki Company, Ltd.........       1,262,505
      75,000   National House Industrial
                 Corporation...................       1,371,553
     187,000   Nippon Chemi-Con Corporation*...       1,244,857
      67,000   Nippon Electric Glass Company,
                 Ltd...........................       1,270,634
     443,000   Nippon Steel Corporation........       1,517,388
       2,900   Nissen Company, Ltd.............          67,905
      79,000   Nitto Denko Corporation.........       1,223,029
          65   NTT Data Communications Systems
                 Corporation...................       2,182,390
      62,900   Paris Miki, Inc.................       2,257,949
      17,000   Ryohin Keikaku Company, Ltd.....       1,414,611
      84,000   Sharp Corporation...............       1,341,074
     298,000   Shinmaywa Industries, Ltd.......       2,456,662
      24,100   Sony Corporation................       1,443,435
      85,000   Sumitomo Forestry Company.......       1,315,917
     314,000   Sumitomo Reality & Development
                 Company.......................       2,217,900
      17,000   Tosoh Corporation...............          81,751
     100,000   Yamato Kogyo Company, Ltd.......         967,586
                                                   ------------
                                                     40,102,138

               MALAYSIA - 0.4%
     332,000   Land & General Holdings Bhd.....         719,322

               MEXICO - 1.3%
     317,600   Tubos De Acero De Mexico
                 S.A. ADR......................       2,223,200

               NETHERLANDS - 2.8%
      67,200   ABN AMRO Holdings NV............       3,056,827
      14,200   Baan Company, N.V.*.............         642,550
      91,300   Elsevier N.V....................       1,215,818
                                                   ------------
                                                      4,915,195

               NEW ZEALAND - 2.2%
   1,367,900   Brierley Investments, Ltd.......       1,080,819
     670,200   Fisher & Paykel Industries, Ltd.       2,035,029
     256,400   Independent Newspapers, Ltd.....         778,546
                                                   ------------
                                                      3,894,394

               NORWAY - 1.5%
     258,200   Fokus Banken A.S.*..............       1,391,102
      97,700   Saga Petroleum A.S..............       1,300,553
                                                   ------------
                                                      2,691,655

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               PHILIPPINES - 2.2%
   2,018,700   C & P Homes, Inc.*..............      $1,482,639
   2,865,000   Filinvest Land, Inc.*...........         918,199
   3,214,000   Universal Robina Corporation....       1,594,125
                                                   ------------
                                                      3,994,963

               POLAND - 0.9%
      50,100   Bank Rozwoju Eksportu S.A.......         762,480
      61,800   Debica S.A......................         933,019
                                                   ------------
                                                      1,695,499

               PORTUGAL - 0.8%
      77,100   Portugal Telecom S.A. ADR*......       1,448,842

               SINGAPORE - 1.3%
     823,000   Comfort Group, Ltd..............         698,543
     168,000   United Overseas Bank, Ltd.......       1,616,070
                                                   ------------
                                                      2,314,613

               SOUTH AFRICA - 0.3%
      34,386   Rustenburg Platinum Holdings,
                 Ltd. ADR......................         565,956

               SPAIN - 1.5%
      41,100   Repsol S.A......................       1,343,303
      99,000   Telefonica de Espana............       1,367,538
                                                   ------------
                                                      2,710,841

               SWEDEN - 2.0%
      33,500   Astra AB........................       1,336,410
     141,700   Atlas Copco AB..................       2,175,799
                                                   ------------
                                                      3,512,209

               SWITZERLAND - 3.2%
       1,060   Nestle S.A......................       1,172,570
         170   Roche Holding AG................       1,344,820
       1,560   Union Bank of Switzerland.......       1,690,507
       2,020   Winterrthur Schweizerische
                 Versicherungs - Gesellschaft..       1,428,973
                                                   ------------
                                                      5,636,870

               THAILAND - 2.2%
     211,900   Bangkok Bank, Ltd...............       2,575,115
     205,200   Total Access Communication
                 Plc*..........................       1,333,800
                                                   ------------
                                                      3,908,915

               UNITED KINGDOM - 5.4%
   1,316,700   Aegis Group Plc*................         770,435
     219,000   Antofagasta Holdings Plc........         992,891
     260,500   B.A.T. Industries Plc...........       2,291,423
     273,000   D.F.S. Furniture Company Plc....       1,679,906
      91,300   RTZ Corporation Plc.............       1,324,580
     199,200   Takare Plc......................         552,680
     459,200   Tomkins Plc.....................       2,007,163
                                                   ------------
                                                      9,619,078

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               UNITED STATES - 23.2%
      21,300   Aluminum Company of America.....   $   1,126,238
      13,400   American Home Products
                 Corporation...................       1,299,800
      13,500   American International Group....       1,248,750
      25,000   Bank of New York Company, Inc. .       1,218,750
      22,000   Beneficial Corporation..........       1,025,750
      66,000   Borders Group, Inc.*............       1,221,000
      24,800   Ceridian Corporation*...........       1,023,000
      12,300   Chubb Corporation...............       1,190,025
      48,600   Diamond Offshore Drilling, Inc.        1,640,250
      29,000   Dover Corporation...............       1,069,375
      42,900   Ecolab, Inc. ...................       1,287,000
      25,200   Eli Lilly & Company.............       1,417,500
       7,900   General Re Corporation..........       1,224,500
      26,900   Halliburton Company.............       1,361,813
      21,600   Hercules, Inc. .................       1,217,700
      18,100   Hershey Foods Corporation.......       1,176,500
      13,100   Hewlett-Packard Company.........       1,097,125
      15,200   Johnson & Johnson...............       1,301,500
      17,200   Lockheed Martin Corporation.....       1,358,800
      40,500   Loral Corporation...............       1,432,688
      30,500   Meredith Corporation............       1,277,188
      30,800   Millipore Corporation...........       1,266,650
      11,800   Mobil Corporation...............       1,321,600
      16,400   NationsBank Corporation.........       1,141,850
      23,000   PepsiCo, Inc. ..................       1,285,125
      23,700   Pioneer Hi-Bred International, Inc.    1,318,313
      14,700   Procter & Gamble Company........       1,220,100
      29,700   Service Corporation International      1,306,800
      16,400   Union Pacific Corporation.......       1,082,400
      34,100   US Bancorp......................       1,144,480
      29,500   Williams Companies, Inc. .......       1,294,313
      38,600   Winn-Dixie Stores, Inc. ........       1,423,375
       8,700   Xerox Corporation...............       1,191,900
                                                   ------------
                                                     41,212,158
                                                   ------------

                 Total common stocks - Series D
                   (cost $156,580,657) - 92.9%      165,166,054

               FOREIGN BONDS
               -------------

               GERMANY - 1.8%
  $4,853,000   Bundesbank Deutschland Republic
                 Bond, 6.50%, 10-14-05.........       3,294,978
                                                   ------------

                 Total foreign bonds - Series D
                   (cost $3,254,594) - 1.8%           3,294,978
                                                   ------------

                 Total investments - Series D
                   (cost $163,257,807) - 96.6%      171,803,362

                 Cash and other assets, less
                   liabilities - Series D - 3.4%      5,977,737
                                                   ------------
                 Total net assets applicable to
                   31,951,961 shares outstanding
                   - Series D - 100.0%             $177,781,099
                                                   ============

--------------------------------------------------------------------------------

At December 31, 1995, Series D's investment concentration by industry was as follows:

             Banking................................    12.2%
             Capital Equipment......................    11.3
             Construction & Housing.................     1.6
             Consumer Durables......................     8.6
             Consumer Nondurables...................     5.6
             Electrical and Electronics.............     4.8
             Energy.................................     4.7
             Environmental Technology...............     0.7
             Financial Services.....................     8.1
             Foreign Government Issues..............     1.8
             Health Care............................     5.5
             Materials..............................     7.0
             Merchandising..........................     6.7
             Multi-Industry.........................     5.8
             Real Estate............................     2.4
             Services...............................     5.9
             Telecommunications.....................     2.3
             Transportation.........................     1.6
             Cash and other assets, less
                 liabilities........................     3.4
                                                       ------
             Total net assets.......................   100.0%
                                                       ======

SERIES E (HIGH GRADE INCOME)

    PRINCIPAL    GOVERNMENT AND                        MARKET
     AMOUNT      GOVERNMENT AGENCY SECURITIES          VALUE
--------------------------------------------------------------------------------

               CANADIAN GOVERNMENT AGENCIES - 4.2%

  $5,000,000   Ontario Province, CDA,
                 7.00% - 2005..................      $5,325,000

               U.S. GOVERNMENT AGENCIES - 7.3%
   3,000,000   Federal Home Loan Mortgage
                 Corporation, 8.82% - 2004.....       3,141,870
   4,000,000   Federal National Mortgage Association,
                 5.65%, 1997...................       4,024,040
               Government National Mortgage
                 Association,
     252,095     9% - 2021.....................         266,143
     389,580     9% - 2021.....................         411,432
     665,800     9.50% - 2009..................         710,600
     525,105     9.50% - 2020..................         558,058
                                                   ------------
                                                      9,112,143

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES E (HIGH GRADE INCOME) (CONTINUED)

    PRINCIPAL    GOVERNMENT AND GOV'T                  MARKET
     AMOUNT      AGENCY SECURITIES (CONTINUED)         VALUE
--------------------------------------------------------------------------------

               U.S. GOVERNMENT SECURITIES - 13.3%
               U.S. Treasury Notes,
  $5,000,000     6.125% - 1998.................    $  5,100,350
   6,500,000     6.25% - 2000..................       6,720,219
               U.S. Treasury Bonds,
   4,800,000     6.25% - 2023..................       4,937,712
                                                   ------------
                                                     16,758,281
                                                   ------------

                 Total government and government
                   agency securities  - Series E -
                   (cost $30,459,614 )- 24.8%        31,195,424

               CORPORATE BONDS
               ---------------

               AEROSPACE & DEFENSE - 4.5%
   5,100,000   Lockheed Corporation, 7.875% -
                 2023..........................       5,616,375

               BANKS - 11.8%
   4,000,000   Bank of Montreal, 7.80% - 2007..       4,450,000
   5,000,000   Bank of New York, 6.50% -
                 2003..........................       5,106,250
   5,000,000   NBD Bancorp, 7.125% - 2007......       5,331,250
                                                   ------------
                                                     14,887,500

               BROKERS, DEALERS & SERVICES - 4.0%
   5,000,000   Morgan Stanley Group, Inc.,
                 7.25% - 2023..................       5,012,500

               COMMUNICATIONS - 5.9%
   5,000,000   Southern New England Telecomm.,
                 7.00% - 2005..................       5,306,250
   2,000,000   U.S. West Capital Funding,
                 6.75% - 2005..................       2,065,000
                                                   ------------
                                                      7,371,250

               DRUGS - 9.0%
   5,500,000   Eli Lilly & Company, 7.25% -
                 2025..........................       5,898,750
   5,000,000   Rite Aid Corporation, 7.625% -
                 2005..........................       5,443,750
                                                   ------------
                                                     11,342,500

               ELECTRIC COMPANIES & SYSTEMS - 4.0%
   5,000,000   Pacific Gas & Electric Company,
                 6.25% - 2003..................       5,018,750

               FINANCE - 12.3%
   5,000,000   General Motors Acceptance Corporation,
                 6.625% - 2005.................       5,118,750
   5,000,000   International Lease Finance Company,
                 7.00% - 2000..................       5,187,500
   5,000,000   Norwest Financial, Inc.,
                 6.75% - 2005..................       5,200,000
                                                   ------------
                                                     15,506,250

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    CORPORATE BONDS (CONTINUED)           VALUE
--------------------------------------------------------------------------------

               FOOD & BEVERAGES - 4.3%
  $5,000,000   Ralston Purina Company,
                 7.875% - 2025.................  $    5,468,750

               PAPER & LUMBER PRODUCTS - 4.5%
  $5,000,000   International Paper Company,
                 7.875% - 2006.................       5,643,750

               RAILROAD - 4.4%
  $5,000,000   Union Pacific Company,
                 7.60% - 2005..................       5,500,000

               SANITARY SERVICES - 4.2%
  $5,000,000   Waste Management,
                 7.00% - 2005..................       5,325,000

               TELEPHONE COMPANIES - 4.3%
  $5,000,000   GTE South, Inc.,
                 7.25% - 2002..................       5,350,000

               UTILITY COMPANIES - 1.0%
  $1,000,000   Old Dominion Electric Cooperative,
                 8.76% - 2022..................       1,218,750
                                                    -----------

                 Total corporate bonds - Series E -
                   (cost $87,094,277) - 74.2%        93,261,375
                                                   ------------

                 Total investments - Series E -
                   (cost $117,553,891) - 99.0%      124,456,799

                 Cash and other assets, less
                   liabilities - Series E - 1.0%      1,194,986
                                                   ------------

                 Total net assets applicable to
                   9,769,468 shares outstanding -
                   Series E - 100.0%...........    $125,651,785
                                                   ============

SERIES J (EMERGING GROWTH)

               COMMON STOCKS
               -------------

               ADVERTISING - 0.3%
       6,900   Omnicom Group ..................     $   257,025

               AIRLINES - 1.1%
      45,500   Southwest Airlines Company .....       1,057,875

               BUILDING MATERIALS - 0.3%
       5,200   Vulcan Materials ...............         299,650

               BUSINESS SERVICES - 5.0%
      47,500   Alternative Resources
                 Corporation*..................       1,436,875
       6,200   Cintas Corporation..............         275,900
      19,500   HBO & Company...................       1,494,188
      28,500   Paychex.........................       1,421,438
                                                   ------------
                                                      4,628,401

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES J (EMERGING GROWTH) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               CHEMICALS--BASIC - 4.3%
      15,500   Air Products & Chemicals, Inc. .    $    817,625
      13,000   Cabot Corporation...............         700,375
      20,000   IMC Global, Inc. ...............         817,500
      51,000   Praxair.........................       1,714,875
                                                   ------------
                                                      4,050,375

               CHEMICALS--SPECIALTY - 3.2%
      28,500   Sigma Aldrich Corporation ......       1,410,750
      25,500   Vigoro Corporation (The)........       1,574,625
                                                   ------------
                                                      2,985,375

               COMMUNICATIONS EQUIPMENT - 2.8%
      37,500   General Instrument*.............         876,563
      22,000   Tellabs, Inc.* .................         814,000
      10,300   U.S. Robotics Corporation*......         903,825
                                                   ------------
                                                      2,594,388

               COMPUTER SOFTWARE - 11.7%
      17,000   Adobe Systems, Inc. ............       1,054,000
      42,700   Aspect Telecommunications*......       1,430,450
      51,500   Bisys Group, Inc.* .............       1,583,625
      25,500   Cadence Design System, Inc.* ...       1,071,000
      22,500   Cognos, Inc.*...................       1,004,063
      22,960   First Data Corporation..........       1,535,450
      31,500   Informix*.......................         945,000
      22,000   McAffee Associates, Inc.*.......         965,250
      13,500   Parametric Technology Company*..         897,750
      18,200   Symantec Corporation*...........         423,150
                                                   ------------
                                                     10,909,738

               COMPUTER SYSTEMS - 8.1%
      21,750   Bay Networks, Inc.*.............         894,469
      14,500   Cisco Systems, Inc.*............       1,082,063
      29,000   Dell Computer Corporation* .....       1,004,125
      48,000   EMC Corporation*................         738,000
      18,500   Micro Warehouse*................         800,125
      29,500   SCI Systems, Inc.*..............         914,500
      17,000   Seagate Technology*.............         807,500
      28,000   3Com Corporation*...............       1,305,500
                                                   ------------
                                                      7,546,282

               CONSUMER CYCLICALS - 1.9%
      17,500   Flightsafety International, Inc.         879,375
      20,500   Snap-On Tools Corporation.......         927,625
                                                   ------------
                                                      1,807,000

               CONSUMER SERVICES - 1.6%
      44,250   CUC International*..............       1,510,031

               DRUG DELIVERY - 0.8%
      14,500   Elan Corporation PLC ADR*.......         705,063

               ELECTRONICS--INSTRUMENTS - 1.5%
      18,000   Thermo Electron Corporation*....         936,000
      10,000   Varian Associates, Inc. ........         477,500
                                                   ------------
                                                      1,413,500

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               ELECTRONICS--SEMI-CONDUCTORS - 5.3%
      18,500   Applied Materials, Inc.* .......    $    728,438
      34,500   Atmel Corporation*..............         771,938
      48,000   Cypress Semiconductors*.........         612,000
      16,500   LSI Logic Corporation*..........         540,375
      21,000   Linear Technology Corporation...         824,250
      13,000   Novellus Systems, Inc.* ........         702,000
      23,310   Vishay Intertechnology, Inc.* ..         734,265
                                                   ------------
                                                      4,913,266

               ENTERTAINMENT - 1.0%
      27,500   Mirage Resorts, Inc.*...........         948,750

               FERTILIZER - 1.2%
      16,000   Potash Corporation Saskatchewan,
                 Inc...........................       1,134,000

               FINANCIAL SERVICES - 3.8%
      49,000   Credit Acceptance Corporation*..       1,016,750
      27,500   Finova Group....................       1,326,875
      26,500   First U.S.A., Inc. .............       1,175,938
                                                   ------------
                                                      3,519,563

               GENERAL MERCHANDISE - 1.4%
      59,000   Casey's General Stores, Inc. ...       1,290,625

               HMOS - 1.0%
      21,500   Foundation Health Corporation*..         924,500

               HEALTH CARE - 2.5%
      25,000   Cardinal Health, Inc. ..........       1,368,750
      32,500   Healthsouth Corporation*........         946,563
                                                   ------------
                                                      2,315,313

               HOSPITAL MANAGEMENT - 1.3%
      33,500   Community Health Systems*.......       1,193,438

               HOTEL/MOTEL - 2.6%
      16,000   HFS, Inc.*......................       1,308,000
      42,500   La Quinta Inns..................       1,163,438
                                                   ------------
                                                      2,471,438

               HOUSEHOLD FURNISHINGS/APPLIANCES - 1.6%
      63,000   Leggett & Platt, Inc. ..........       1,527,750

               INSURANCE - 3.0%
      30,000   Jefferson-Pilot Corporation.....       1,395,000
      19,000   MBIA, Inc. .....................       1,425,000
                                                   ------------
                                                      2,820,000

               MANUFACTURING - 3.2%
      23,000   Illinois Tool Works, Inc........       1,357,000
      40,000   Millipore ......................       1,645,000
                                                   ------------
                                                      3,002,000

               MEDICAL - 3.4%
      10,000   Cordis Corporation*.............       1,005,000
      27,500   Guidant Corporation.............       1,140,750
      19,000   Stryker Corporation.............         997,500
                                                   ------------
                                                      3,143,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES J (EMERGING GROWTH) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               OFFICE EQUIPMENT & SUPPLIES - 1.4%
       6,900   Diebold, Inc. ..................    $    382,088
      23,500   Reynolds & Reynolds (Cl.A)......         913,563
                                                   ------------
                                                      1,295,651

               OIL & GAS EXPLORATION- 2.8%
      20,000   Anadarko Petroleum Corporation..       1,082,500
      42,000   Sonat, Inc. ....................       1,496,250
                                                   ------------
                                                      2,578,750

               PHARMACEUTICALS - 5.1%
      18,500   Amgen, Inc.*....................       1,098,438
      10,000   Chiron Corporation*.............       1,105,000
      48,500   Dura Pharmaceuticals, Inc.*.....       1,685,375
      14,500   Genzyme Corporation*............         904,438
                                                   ------------
                                                      4,793,251

               PUBLISHING - 0.1%
       1,600   Scholastic Corporation*.........         124,400

               RAILROADS - 1.0%
      24,000   Illinois Central Corporation....         921,000

               RESTAURANTS - 2.4%
      41,500   Boston Chicken*.................       1,333,188
      26,000   Outback Steakhouse, Inc.* ......         932,750
                                                   ------------
                                                      2,265,938

               RETAIL--DRUG STORES - 0.4%
      16,500   General Nutrition*..............         379,500

               RETAIL--SPECIALTY - 3.1%
      53,500   Staples, Inc.* .................       1,304,063
      68,500   Sunglass Hut International, Inc.*      1,626,875
                                                   ------------
                                                      2,930,938

               TELECOMMUNICATIONS - 0.5%
      21,500   Vanguard Cellular Systems, Inc.*         435,375

               TELEPHONE - 1.0%
      28,500   Century Telephone Entertainment,
                 Inc...........................         904,875

               TEXTILES - 1.0%
      22,000   Tommy Hilfiger Corporation*.....         932,250
                                                   ------------

                 Total common stocks - Series J
                   (cost $74,918,788) - 92.7%        86,530,524

               COMMERCIAL PAPER
               ----------------

  $  700,000   Allegheny Generating Company,
                 5.635%, 1-16-96...............         698,137
  $1,000,000   Baltimore Gas & Electric Company,
                 5.80%, 1-04-96................         999,195
   $ 500,000   Duke Power Company,
                 5.72%, 1-12-96................         498,967
  $2,000,000   General Electric Capital Corporation,
                 5.77%, 1-05-96................       1,998,077

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER (CONTINUED)          VALUE
--------------------------------------------------------------------------------

  $2,000,000   International Lease Finance Corporation,
                 5.73%, 1-03-96................    $    999,363
                 5.90%, 1-04-96................         999,181
   1,200,000   P.H.H. Corporation,
                 5.74%, 1-16-96................       1,196,747
   1,500,000   Progress Capital Holdings, Inc.,
                 5.78%, 1-10-96................         998,234
                 5.675%, 1-18-96...............         498,502
                                                   ------------

                 Total commercial paper - Series J
                   (cost $8,886,403) - 9.5%....       8,886,403
                                                   ------------

                 Total investments - Series J
                   (cost $83,805,191) - 102.2%       95,416,927

                 Liabilities, less cash and other
                   assets - Series J - (2.2%)       (2,037,486)
                                                   ------------

                 Total net assets applicable to
                   5,813,574 shares outstanding -
                   Series J - 100.0%...........     $93,379,441
                                                   ============

SERIES K (GLOBAL AGGRESSIVE BOND)

               GOVERNMENT OBLIGATIONS
               ----------------------

               ARGENTINA - 3.5%
$    350,000   Republic of Argentina,
                 5.00%, 2023...................        $200,156

               AUSTRALIA - 4.4%
     300,000   Treasury Corporation of Victoria,
                 10.25%, 2006(3)...............         249,827

               BRAZIL - 3.8%
     350,000   Republic of Brazil,
                 7.25%, 2024...................         215,250

               CANADA - 2.8%
     200,000   Stelco, Inc., 10.40%, 2009(3)...         157,682

               ECUADOR - 4.2%
     650,000   Republic of Ecuador, 3.00%,
                 2025..........................         236,437

               GERMANY - 5.1%
     400,000   Bendesrepublic Deutschland,
                 6.50%, 2005(3)................         287,582

               ITALY - 4.4%
 410,000,000   Buoni Poliennali Del Tes, 8.50%,
                 1999(3).......................         248,711

               PHILIPPINES - 3.3%
     250,000   Central Bank of Philippines, 5.75%,
                 2017..........................         186,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES K (GLOBAL AGGRESSIVE BOND) (CONTINUED)

    PRINCIPAL                                          MARKET
     AMOUNT      GOVERNMENT OBLIGATIONS (CONTINUED)    VALUE
--------------------------------------------------------------------------------

               PORTUGAL - 9.7%
  32,500,000   Obrig Do Tes Medio Prazo, 8.875%,
                 1997(3).......................    $    216,912
  45,000,000   Obrig Do Tes Medio Prazo, 11.875%,
                 2005(3).......................         336,538
                                                   ------------
                                                        553,450

               SPAIN - 2.7%
  20,000,000   Bonos Y Obig Del Estado, 7.40%,
                 1999(3).......................         155,418

               SOUTH AFRICA - 8.2%
   1,000,000   Electricity Supply Commission, 11.0%,
                 2008(3).......................         223,595
   1,000,000   Republic of South Africa, 12.00%,
                 2005(3).......................         243,682
                                                   ------------
                                                        467,277
                                                   ------------

                 Total government obligations -
                   Series K - (cost $2,881,468) -
                   52.1%.......................       2,958,040

               CORPORATE BONDS
               ---------------

               BRAZIL - 6.6%
$    150,000   Aracruz Celulose S.A., 10.375%,
                 2002..........................         143,625
     250,000   Centrais Electricas Bras, 8.875%,
                 2002..........................         233,750
                                                   ------------
                                                        377,375

               COSTA RICA - 3.2%
     300,000   Banco Costa Rica, 6.25%, 2010...         183,750

               CZECH REPUBLIC - 4.0%
   6,000,000   CEz, a.s., 11.30%, 2005(3)......         225,047

               DENMARK - 5.3%
     898,000   Nykredit, 8.00%, 2026(3)........         156,605
     950,000   Realkredit Danmark, 6.00%,
                 2026(3).......................         142,201
                                                   ------------
                                                        298,806

               MEXICO - 2.5%
     150,000   Cemex S.A., 8.875%, 1998........         144,375

               UNITED STATES - 2.8%
     150,000   Chiquita Brands International, Inc.,
                 11.50%, 2001..................         156,750
                                                   ------------

                 Total corporate bonds - Series K
                   (cost $1,363,294) - 24.4%          1,386,103

               SHORT-TERM INVESTMENTS
               ----------------------

               GREECE - 4.6%
  70,000,000   Hellenic Treasury Bills, 0%,
                 12-18-96(3)...................         260,000

    PRINCIPAL                                          MARKET
     AMOUNT      SHORT-TERM INVESTMENTS (CONTINUED)    VALUE
--------------------------------------------------------------------------------

               HUNGARY - 4.0%
  40,000,000   Government of Hungary Treasury
                 Bills, 0%, 12-20-96(3)........    $    226,071

               MEXICO - 1.6%
     712,010   Cetes, 0%, 1-25-96(3)...........          90,792

               POLAND - 8.2%
     600,000   Government of Poland Treasury Bill,
                 0%, 2-28-96(3)................         235,043
     700,000   Government of Poland Treasury Bill,
                 0%, 1-15-96(3)................         234,431
                                                   ------------
                                                        469,474

               UNITED STATES - 1.8%
    $100,000   U.S. Treasury Bill, 5.20%,
                 1-04-96.......................          99,957
                                                   ------------

                 Total short-term investments -
                   Series K (cost $1,161,215)
                   - 20.2%.....................       1,146,294
                                                   ------------

                 Total investments - Series K
                   (cost $5,405,977) - 96.7%          5,490,437

                 Cash and other assets, less
                   liabilities - Series K - 3.3%        187,924
                                                   ------------

                 Total net assets applicable to
                   555,341 shares outstanding
                   - Series K - 100.0%.........      $5,678,361
                                                   ============

SERIES M (SPECIALIZED ASSET ALLOCATION)

               CORPORATE BONDS
               ---------------

               BANKS & CREDIT - 0.8%
    $125,000   Nationsbank Corporation,
                 7.625%, 2005..................        $135,781

               COMMUNICATIONS - 0.5%
      40,000   News America Holdings,
                 8.625%, 2003..................          44,750
      40,000   TCI Communications, Inc.,
                 8.0%, 2005....................          42,750
                                                   ------------
                                                         87,500

               PETROLEUM - 0.7%
     110,000   Occidental Petroleum,
                 6.24%, 2000...................         110,825
                                                   ------------

                 Total corporate bonds - Series M
                   (cost $326,983) - 2.0%               334,106

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------

               APPLIANCES - 2.4%
       3,200   Black & Decker Corporation......        $112,800
       2,700   Maytag Corporation..............          54,675
       2,500   National Presto Industries......          99,375
       3,500   Toro Company....................         115,063
                                                   ------------
                                                        381,913

               AUTO PARTS & SUPPLIES - 2.8%
       4,100   Dana Corporation................         119,925
       2,500   Eaton Corporation...............         134,063
       3,000   Modine Manufacturing Company....          72,000
       6,100   Simpson Industries..............          54,900
       3,200   Walbro Corporation..............          57,600
                                                   ------------
                                                        438,488

               BUILDING MATERIALS - 3.6%
       2,200   Ameron, Inc. ...................          82,775
       4,800   Apogee Enterprises, Inc. .......          81,600
       1,600   Armstrong World Industries, Inc.          99,200
       2,050   Butler Manufacturing Company....          80,463
       2,700   Crane Company...................          99,562
       2,200   Owens-Corning Fiberglass
                 Corporation*..................          98,725
       1,800   Ply Gem Industries..............          29,250
                                                   ------------
                                                        571,575

               CHEMICALS (BASIC) - 2.8%
       1,100   Arco Chemicals Company..........          53,488
       1,400   Dow Chemicals...................          98,525
         500   Du Pont (E.I.) de Nemours
                 & Company.....................          34,938
       3,200   Lyondell Petrochemical Company..          73,200
       1,300   Olin Corporation................          96,524
       2,300   Union Carbide Corporation.......          86,250
                                                   ------------
                                                        442,925

               COMPUTER SYSTEMS - 4.3%
       2,700   Amdahl Corporation*.............          22,950
       1,100   Apple Computer, Inc. ...........          35,062
       2,400   Compaq Computer Corporation*....         115,200
       2,300   Dell Computer Corporation*......          79,637
         800   Hewlett Packard Company.........          67,000
       1,100   International Business Machines
                 Corporation...................         100,925
       1,500   Quantum Corporation*............          24,188
       2,000   SCI Systems, Inc.*..............          62,000
       2,900   Sequent Computer Systems, Inc.*.          42,050
       2,600   Sun Microsystems, Inc.*.........         118,625
       2,100   Tandem Computers, Inc.*.........          22,313
                                                   ------------
                                                        689,950

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               ELECTRICAL EQUIPMENT - 1.3%
         600   Baldor Electric Company.........        $ 12,075
         489   Cooper Cameron Corporation*.....          17,360
         716   Cooper Industries, Inc. ........          26,313
         500   General Electric Company........          36,000
       1,300   General Signal Corporation......          42,087
         700   Johnson Controls, Inc...........          48,125
         800   Measurex Corporation............          22,600
                                                   ------------
                                                        204,560

               ELECTRONICS - 4.0%
         600   AMP, Inc. ......................          23,025
       3,100   Arrow Electronics, Inc.*........         133,688
       1,200   Augat, Inc. ....................          20,550
       2,500   Avnet, Inc. ....................         111,875
       2,600   Core Industries, Inc............          33,475
       1,200   Fluke (John)Manufacturing
                 Company.......................          45,300
       2,100   Harris Corporation..............         114,712
       3,150   Pioneer Standard
                 Electronics, Inc. ............          41,737
         900   Varian Associates, Inc..........          42,975
       2,100   Wyle Electronics................          73,763
                                                   ------------
                                                        641,100

               ENTERTAINMENT - 0.3%
         800   Disney (Walt) Company...........          47,200

               HOUSING--HOME BUILDING - 2.8%
       1,375   Clayton Homes, Inc..............          29,391
       2,300   Fleetwood Enterprises, Inc. ....          59,225
       5,200   Hechinger Company...............          22,750
       1,900   Hughes Supply, Inc. ............          53,675
         400   Lowes Companies, Inc. ..........          13,400
       1,700   Oakwood Homes Corporation.......          65,237
       1,300   PPG Industries, Inc. ...........          59,475
       2,200   Pulte Corporation...............          73,975
         300   Sherwin Williams Company........          12,225
       2,500   Del Webb Corporation............          50,313
                                                   ------------
                                                        439,666

               MACHINERY - 4.0%
       3,000   Baldwin Technology, Inc.*.......          15,188
       3,000   Bearings, Inc. .................          87,750
         800   Briggs & Stratton Corporation...          34,700
       2,500   Commercial Intertech
                 Corporation...................          45,312
       2,800   Dover Corporation...............         103,250
       1,900   GATX Corporation................          92,387
       2,100   Graco, Inc......................          64,050
       4,300   Parker-Hannifin Corporation.....         147,275
       1,500   Trinova Corporation.............          42,938
                                                   ------------
                                                        632,850

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MINING & METALS - 2.6%
         700   Alcan Aluminum, Ltd. ...........    $     21,787
       1,400   Aluminum Company of
                 America.......................          74,025
       1,200   Asarco, Inc. ...................          38,400
         900   Ashland Coal, Inc...............          19,238
       2,800   Magma Copper Company*...........          78,050
       2,000   Phelps Dodge Corporation........         124,500
         900   Reynolds Metals Company.........          50,963
                                                   ------------
                                                        406,963

               RECREATION - 3.7%
       5,200   Brunswick Corporation...........         124,800
       4,200   CPI Corporation.................          67,200
       5,100   Callaway Golf Company...........         115,388
       4,500   Handleman Company...............          25,875
       3,200   Harcourt General, Inc. .........         134,000
         900   Harley Davidson, Inc. ..........          25,874
       2,700   King World Productions, Inc.*...         104,963
                                                   ------------
                                                        598,100

               SHOES - 2.4%
       7,900   J. Baker, Inc...................          45,425
       1,900   Brown Group, Inc. ..............          27,075
       1,800   Nike, Inc. .....................         125,325
       3,800   Reebok International, Ltd.......         107,350
       2,400   Wolverine Worldwide, Inc. ......          75,600
                                                   ------------
                                                        380,775

               STEEL - 2.2%
       2,700   Birmingham Steel Corporation....          40,163
       2,100   Carpenter Technology............          86,363
       1,800   Cleveland Cliffs, Inc. .........          73,800
       1,300   Commercial Metals Company.......          32,175
       1,800   Lukens Steel Company............          51,750
         200   Nucor Corporation...............          11,425
       2,200   Quanex Corporation..............          42,624
       2,200   Steel Technologies, Inc. .......          18,975
                                                   ------------
                                                        357,275

               TELECOMMUNICATIONS - 0.9%
         400   Ameritech Corporation...........          23,600
         900   GTE Corporation.................          39,600
       1,200   Pacific Telesis Group...........          40,350
       1,100   Sprint Corporation .............          43,862
                                                   ------------
                                                        147,412

                 Total common stocks - Series M
                   (cost $6,472,338) - 40.1%          6,380,752

    PRINCIPAL
    AMOUNT OR
     NUMBER      U.S. GOVERNMENT & GOVERNMENT          MARKET
    OF SHARES    AGENCY SECURITIES                     VALUE
--------------------------------------------------------------------------------

               U.S. GOVERNMENT AGENCIES - 28.0%
               Federal Home Loan Mortgage Corporation,
  $3,000,000     5.41%, 3-7-96(2)..............    $  2,969,460
  $   68,238     6.0%, 2006....................          68,461
  $  250,000     7.0%, 2020....................         254,465
  $  100,000     7.0%, 2021....................         100,547
               Financing Corporation,
  $   90,000     0%, 2010......................          35,350
               Federal National Mortgage Association,
  $  177,345     6.5%, 2008....................         167,011
  $  140,000     6.5%, 2018....................         139,964
  $  236,890     6.5%, 2018....................         231,491
  $  160,000     7.5%, 2020....................         165,366
  $  170,000     6.95%, 2020...................         171,709
  $  150,000     8.8%, 2025....................         163,688
                                                   ------------
                                                      4,467,512

               U.S. GOVERNMENT SECURITIES - 6.0%
               U.S. Treasury Bills,
  $  425,000     4.87%, 4-4-96.................         419,352
               U.S. Treasury Notes,
  $  375,000     6.38%, 2002...................         393,577
  $  100,000     5.875%, 2005..................         102,222
  $   50,000     6.5%, 2005....................          53,210
                                                   ------------
                                                        968,361
                                                   ------------

                 Total U.S. government & government
                   agency securities - Series M
                   (cost $5,384,050) - 34.0%...       5,435,873

               REAL ESTATE INVESTMENT TRUSTS
               -----------------------------

       3,500   BRE Properties, Inc. ...........         124,688
       5,900   Cambridge Shopping Centres, Ltd.          51,371
       5,000   Federal Realty Investment Trust.         113,750
      17,400   First Union Real Estate
                 Investment Trust..............         121,800
       9,400   HRE Properties..................         124,550
       7,300   MGI Properties, Inc. ...........         122,275
       6,600   New Plan Realty Trust...........         144,375
       5,900   Pennsylvania Real Estate
                 Investment Trust..............         122,425
      10,000   Santa Anita Realty Enterprises,
                 Inc. .........................         118,750
       6,700   Security Capital Pacific Trust..         132,325
       7,900   United Realty Trust Dominion....         118,500
       9,300   Washington Real Estate
                 Investment Trust..............         147,637
       3,700   Weingarten Realty Investors.....         140,600
                                                   ------------

                 Total real estate investment trusts
                   - Series M (cost $1,553,401) -
                   9.9%........................       1,583,046

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    FOREIGN STOCKS                        VALUE
--------------------------------------------------------------------------------

               BELGIUM - 6.3%
         500   Fortis AG.......................    $     60,824
         400   Union Miniere*..................          26,776
          50   Bekaert SA......................          41,201
         100   Cementbedrijven Cimenteries.....          40,351
       1,000   Delhaize-LeLion.................          41,456
         950   Electrabel......................         225,967
         750   Gevaert Photo Productions.......          46,128
         350   Groupe Bruxelles Lambert........          48,583
         500   Kredietbank.....................         136,769
         400   Petrofina SA....................         122,464
         250   Royale Belgium..................          49,951
         150   Solvay SA.......................          81,042
         200   Tractebel Investment International        82,571
                                                   ------------
                                                      1,004,083

               HONG KONG - 6.6%
      23,000   Bank of East Asia...............          82,547
      12,000   Cathay Pacific Airways .........          18,314
       5,000   Cheung Kong Holdings............          30,458
      20,000   China Light & Power Company.....          92,086
      68,000   Chinese Estates.................          44,413
      10,000   Dicksons Concept International..           9,312
      10,000   Elec &Eltek International
                 Holdings......................           2,018
      20,000   Hong Kong & Shanghai Hotels ....          28,971
      71,250   Hong Kong Telecommunications....         127,167
      35,000   Hutchinson Whampoa Limited......         213,207
       5,000   Kumagai Gumi....................           3,621
       5,000   Lai-sun Garment International...           4,850
      57,000   Oriental Press Group............          17,324
       5,000   Peregrine Investments Holdings..           6,467
      20,000   Sun Hung Kai Properties.........         163,607
     180,000   Tai Cheung Holdings ............         138,516
      13,000   Wing Lung Bank..................          72,802
                                                   ------------
                                                      1,055,680
                                                   ------------

                 Total foreign stocks - Series M
                   (cost $2,022,862) - 12.9%          2,059,763

               TEMPORARY CASH INVESTMENTS
               --------------------------

     431,000   Vista Federal Money Market
                 Fund..........................         431,000
                                                   ------------

                 Total temporary cash investments -
                   Series M (cost $431,000) - 2.7%      431,000
                                                   ------------

                 Total investments - (cost
                   $16,190,634) - Series M -
                   101.6%......................      16,224,540

                 Liabilities, less cash and other
                   assets - Series M - (1.6%)         (248,117)
                                                   ------------

                 Total net assets applicable to
                   1,491,500 shares outstanding
                   - Series M - 100.0%.........     $15,976,423
                                                   ============

SERIES N (MANAGED ASSET ALLOCATION)


    PRINCIPAL                                          MARKET
     AMOUNT      CORPORATE BONDS                       VALUE
--------------------------------------------------------------------------------

               AUTOMOBILES - 0.5%
    $ 50,000   Exide Corporation, 10.00%,
                 2005..........................        $ 53,875

               BANKS & CREDIT - 1.0%
     100,000   Bankers Trust - NY, 7.25%,
                 2003..........................         105,000

               BROADCAST MEDIA - 1.0%
      50,000   Sinclair Broadcasting, 10.00%,
                 2005..........................          51,125
      50,000   Young Broadcasting Corporation,
                 10.125%, 2005.................          52,875
                                                   ------------
                                                        104,000

               CHEMICALS--SPECIALTY - 1.0%
      50,000   Agricultural Minerals & Chemicals,
                 10.75%, 2003..................          55,000
      50,000   IMC Fertilizer Group, Inc.,
                 9.45%, 2011...................          53,313
                                                   ------------
                                                        108,313

               ELECTRIC UTILITIES - 4.0%
     100,000   Florida Power & Light Company,
                 5.7%, 1998....................         100,500
     100,000   Monongahela Power, 8.5%,
                 2022..........................         106,625
      50,000   Southern California Edison, 6.5%,
                 2001..........................          51,125
     110,000   Texas Utilities, 5.875%, 1998...         110,000
      50,000   Wisconsin Electric Power,
                 5.875%, 1997..................          50,313
                                                   ------------
                                                        418,563

               ENTERTAINMENT - 0.5%
      50,000   United Artists, 9.30%, 2015.....          50,125

               HEALTH CARE--SERVICES - 0.3%
      35,000   Tenet Healthcare Corporation,
                 8.625%, 2003..................          36,706

               HOTEL/MOTEL - 0.7%
      50,000   Bally Park Place Funding,
                 9.25%, 2004...................          50,500
      30,000   Grand Casinos, 10.125%, 2003....          31,275
                                                   ------------
                                                         81,775

               INDUSTRIAL SERVICES - 4.6%
      50,000   Coinmach Corporation,
                 11.75%, 2005..................          50,500
      50,000   Consol Cigar, 10.50%, 2003......          51,125
      50,000   Gulf Canada, 9.625%, 2005.......          52,375
      50,000   HMC Acquisition Properties
                 9.00%, 2007...................          50,500
      50,000   Lenfest Communications,
                 8.375%, 2005..................          50,188

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    CORPORATE BONDS (CONTINUED)           VALUE
--------------------------------------------------------------------------------

               INDUSTRIAL SERVICES - (CONTINUED)
    $ 25,000   Portola Packaging, Inc., 10.75%,
                 2005..........................        $ 25,750
    $100,000   Price/Costco, Inc., 7.125%,
                 2005..........................         104,375
    $100,000   Raytheon Company, 6.5%,
                 2005..........................         102,875
                                                   ------------
                                                        487,688

               MANUFACTURING - 0.5%
    $ 50,000   Coltec Industries, 10.25%, 2002.          51,625

               MISCELLANEOUS - 0.5%
    $ 50,000   McDonald's Corporation, 6.625%,
                 2005..........................          51,750

               PAPER & FOREST PRODUCTS - 0.5%
    $ 50,000   Repap Wisconsin, Inc., 9.25%,
                 2002..........................          47,625

               SUPERMARKETS - 0.3%
    $ 50,000   Pathmark Stores, 0%, 2003(1)....          30,500

               TEXTILES - 0.4%
    $ 50,000   Dan River, Inc., 10.125%, 2003..          46,125
                                                   ------------

                 Total corporate bonds - Series N
                   (cost $1,636,881) - 15.8%          1,673,670

               PREFERRED STOCKS
               ----------------

               AUTOMOBILES  - 0.1%
         200   Superior Industries International          5,275
                                                   ------------

                 Total preferred stocks - Series N
                   (cost $6,445) - 0.1%                   5,275

               COMMON STOCKS
               -------------

               AEROSPACE & DEFENSE - 0.4%
         300   Boeing Company..................          23,512
         300   Northrop Grumman Corporation....          19,200
                                                   ------------
                                                         42,712

               AUTO PARTS & SUPPLIES - 0.1%
         200   TRW, Inc. ......................          15,500

               AUTOMOBILES  - 1.2%
         900   Echlin, Inc. ...................          32,850
         300   General Motors Corporation......          15,863
       2,000   Honda Motor Company, Ltd. ADR...          83,500
                                                   ------------
                                                        132,213

               BANKS & TRUSTS - 2.3%
         200   Baybanks, Inc. .................          19,650
         300   Chase Manhattan Corporation.....          18,188
         700   Chemical Banking Corporation....          41,125
         400   Corestates Financial Corporation          15,150
         400   First American Corporation......          18,950

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               BANKS & TRUSTS, CONTINUED
         400   First Union Corporation.........        $ 22,250
         400   J.P. Morgan & Company, Inc. ....          32,100
         600   Keycorp.........................          21,750
         300   Mellon Bank Corporation.........          16,125
         300   Midlantic Corporation...........          19,688
         300   Nationsbank Corporation.........          20,887
                                                   ------------
                                                        245,863

               BEVERAGES - 1.4%
         600   Anheuser-Busch Company, Inc. ...          40,125
         800   Coca Cola Company...............          59,400
         800   PepsiCo, Inc. ..................          44,700
                                                   ------------
                                                        144,225

               BROADCAST MEDIA - 0.6%
         300   Capital Cities/ABC, Inc. .......          37,013
         800   Comcast Corporation (Cl.A)
                 Special.......................          14,550
         300   Infinity Broadcasting
                 Corporation*..................          11,175
                                                   ------------
                                                         62,738

               BUILDING & REAL ESTATE - 0.1%
         500   Masco Corporation...............          15,687

               CHEMICALS--BASIC - 2.1%
       1,300   Akzo Nobel NV-ADR...............          75,400
         500   Du Pont (E.I.) De Nemours
                 & Company.....................          34,938
         200   FMC Corporation*................          13,525
         700   Great Lakes Chemical Corporation          50,400
         400   Lyondell Petrochemical Company..           9,150
         800   Morton International, Inc. .....          28,700
         200   Olin Corporation................          14,850
                                                   ------------
                                                        226,963

               CHEMICALS--DIVERSIFIED - 0.2%
         200   Monsanto Company................          24,500

               CHEMICALS--SPECIALITY - 0.4%
         300   Minnesota Mining & Manufacturing
                 Company.......................          19,875
         300   Rohm & Haas Company.............          19,313
         300   Wellman, Inc....................           6,825
                                                   ------------
                                                         46,013

               COMMUNICATION EQUIPMENT - 0.1%
         200   Tellabs, Inc.*..................           7,400

               COMPUTER SOFTWARE - 0.5%
         400   Aspect Telecommunications
                 Corporation*..................          13,400
         400   Autodesk, Inc. .................          13,700
         200   Parametric Technology*..........          13,300
         200   General Motors (Cl.E)...........          10,400
                                                   ------------
                                                         50,800

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               COMPUTER SYSTEMS - 1.2%
         900   Compaq Computer Corporation*....        $ 43,200
         400   Hewlett Packard Company.........          33,500
         200   International Business Machines
                 Corporation...................          18,350
         600   Sun Miscrosystems, Inc.*........          27,375
                                                   ------------
                                                        122,425

               COSMETICS - 0.1%
         400   Maybelline, Inc.................          14,500

               DRUGS - 0.4%
         700   Amgen, Inc.*....................          41,563

               ELECTRIC UTILITIES - 1.7%
       5,200   Centerior Energy Corporation....          46,150
         300   Duke Power Company..............          14,212
         600   Empresa Nacional De Electricidad
                 SA Sponsored ADR..............          34,350
         600   Entergy Corporation.............          17,550
       1,200   Niagara Mohawk Power
                 Corporation...................          11,550
         600   Public Service Company of
                 New Mexico*...................          10,575
       1,200   SCE Corporation.................          21,300
         400   Texas Utilities Company.........          16,450
         400   Unicom Corporation..............          13,100
                                                   ------------
                                                        185,237

               ELECTRICAL EQUIPMENT - 1.7%
         300   American Power Conversion
                 Corporation*..................           2,850
         600   Emerson Electric Company........          49,050
       1,200   General Electric Company........          86,400
         700   Hubbell Inc., (Cl.B)............          46,025
                                                   ------------
                                                        184,325

               ELECTRONIC SYSTEMS - 0.2%
         300   Honeywell, Inc..................          14,587
         200   Teradyne, Inc.*.................           5,000
                                                   ------------
                                                         19,587

               ELECTRONICS - 2.6%
         900   Advanced Micro Devices, Inc.*...          14,850
         300   Analog Devices, Inc.*...........          10,612
         200   Arrow Electronics, Inc.*........           8,625
       1,200   Hitachi, Ltd. ADR...............         120,600
         400   KLA Instruments Corporation*....          10,425
         200   LAM Research Corporation*.......           9,150
         200   Motorola, Inc. .................          11,400
       2,000   Phillips Electronics N.V. ADR...          71,750
         200   Varian Associates, Inc..........           9,550
         300   Xilinx, Inc.*...................           9,150
                                                   ------------
                                                        276,112

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               ENTERTAINMENT - 0.8%
         600   Cracker Barrel Old Country
                 Store, Inc. ..................         $10,350
         400   Disney (Walt) Company...........          23,600
         400   Mirage Resorts, Inc.*...........          13,800
        800    Time Warner, Inc................          30,300
         200   Viacom, Inc. (Cl.A)*............           9,175
                                                   ------------
                                                         87,225

               ENVIRONMENTAL - 0.3%
       1,000   WMX Technologies, Inc. .........          29,875

               FINANCIAL--BANKS, COMMERCIAL - 0.5%
         300   First Bank System, Inc. ........          14,887
       1,000   Norwest Corporation.............          33,000
                                                   ------------
                                                         47,887

               FINANCIAL SERVICES - 1.9%
         400   American Express Company........          16,550
       1,000   Banco Bilbao Viz SPADR..........          35,750
       1,100   Countrywide Credit Industries,
                 Inc...........................          23,925
         200   Federal National Mortgage
                 Association...................          24,825
         400   Franklin Resources, Inc.........          20,150
         500   H & R Block, Inc. ..............          20,250
         500   Household International, Inc. ..          29,563
           2   Transport Holdings, Inc. (Cl.A)*              81
         400   Travelers Group, Inc. ..........          25,150
                                                   ------------
                                                        196,244

               FOOD PROCESSING - 1.8%
         735   Archer-Daniels-Midland Company..          13,230
         500   Conagra, Inc. ..................          20,625
       1,000   Heinz (H.J.) Company............          33,126
         300   Ralston Purina Group............          18,712
         700   Sara Lee Corporation............          22,313
         500   Tyson Foods, Inc. (Cl.A)........          13,062
         800   Unilever PLC - ADR..............          67,600
                                                   ------------
                                                        188,668

               FURNITURE - 0.1%
         400   Helig Meyers Company............           7,349

               GENERAL MERCHANDISERS - 0.2%
         700   Price/Costco, Inc.*.............          10,675
         600   Wal-Mart Stores, Inc. ..........          13,425
                                                   ------------
                                                         24,100

               HOUSEHOLD PRODUCTS - 0.7%
         500   Colgate Palmolive Company.......          35,125
         500   Procter & Gamble Company........          41,500
                                                   ------------
                                                         76,625

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.1%
         200   Leggett & Platt, Inc. ..........         $ 4,850

               HOUSING--HOME BUILDING - 0.1%
         200   Oakwood Homes Corporation.......           7,675

               INSURANCE - 2.2%
         300   AMBAC, Inc. ....................          14,063
         500   American General Corporation....          17,437
         900   American International Group, Inc.        83,250
         300   MGIC Investment Corporation.....          16,275
         200   Mutual Risk Management, Ltd.....           9,150
         400   National Re Corporation.........          15,200
         200   Pacificare Health System*.......          17,400
         500   Torchmark Corporation...........          22,625
         500   United Healthcare Corporation...          32,750
                                                   ------------
                                                        228,150

               INTEGRATED PETROLEUM DOMESTIC - 0.7%
         400   Atlantic-Richfield Company......          44,300
       1,600   USX Marathon Group..............          31,200
                                                   ------------
                                                         75,500

               INTEGRATED PETROLEUM INTERNATIONAL - 2.7%
         600   Exxon Corporation...............          48,075
         700   Mobil Corporation...............          78,400
         800   Royal Dutch Petroleum
                 Company ADR...................         112,900
         400   Shell Transport & Trading
                 Company.......................          32,550
         300   Texaco, Inc. ...................          23,550
                                                   ------------
                                                        295,475

               MACHINERY - 0.2%
         200   GATX Corporation................           9,725
         300   Watts Industries, Inc.(Cl.A)....           6,975
                                                   ------------
                                                         16,700

               MANUFACTURING - 0.1%
         300   Allied-Signal, Inc. ............          14,250

               MEDICAL - 0.3%
         600   Columbia/HCA Healthcare
                 Corporation...................          30,450

               METAL FABRICATE/HARDWARE - 0.1%
         600   Trimas Corporation..............          11,325

               MINING & METALS - 0.2%
         300   Aluminum Company of
                 America*......................          15,862
         200   Alumas, Inc. ...................           6,125
                                                   ------------
                                                         21,987

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MISCELLANEOUS - 0.3%
         600   Atlanta Gas Light Company.......        $ 11,850
         300   Coeur d'Alene Mines Corporation.           5,137
         200   Komag, Inc.*....................           9,225
         100   York International Corporation*.           4,700
                                                   ------------
                                                         30,912

               MISCELLANEOUS CONSUMER SERVICES - 0.2%
         400   Service Corporation
                 International.................          17,600

               MISCELLANEOUS CONSUMER DURABLES - 0.4%
         500   Corning, Inc....................          16,000
         300   Eastman Kodak Company...........          20,100
         200   Tandy Corporation...............           8,300
                                                   ------------
                                                         44,400

               MISCELLANEOUS CONSUMER PRODUCTS - 0.5%
         500   Jones Apparel Group, Inc.*......          19,687
         200   Philip Morris Companies, Inc. ..          18,100
         400   Springs Industries, Inc. (Cl.A).          16,550
                                                   ------------
                                                         54,337

               OFFICE EQUIPMENT & SUPPLIES - 0.1%
         300    Reynolds & Reynolds Company
                 (Cl.A)........................          11,662

               OIL - 0.9%
         500   Amerada Hess Corporation........          26,500
         400   Helmerich &Payne, Inc. .........          11,900
         400   Schlunberger, Ltd. .............          27,700
         700   Smith International, Inc.*......          16,450
         600   Union Texas Petroleum Holdings,
                 Inc...........................          11,625
                                                   ------------
                                                         94,175

               PACKAGING & CONTAINERS - 0.2%
       1,700   Jefferson Smurfit Corporation*..          16,150

               PAPER - 0.2%
         500   International Paper Company.....          18,938

               PAPER & FOREST PRODUCTS - 0.3%
         300   Georgia-Pacific Corporation.....          20,588
         200   Weyerhaeuser Company............           8,650
                                                   ------------
                                                         29,238

               PETROLEUM - 0.1%
         400   Phillips Petroleum Company......          13,650

               PHARMACEUTICALS - 2.4%
         500   Abbott Laboratories.............          20,875
         400   American Home Products
                 Corporation...................          38,800
         500   Bristol Myers Squibb Company....          42,938
         600   Merck & Company, Inc. ..........          39,450
         900   Perrigo Company*................          10,687
         800   Pfizer, Inc. ...................          50,400
       1,100   Smithkline Beecham PLC ADR......          61,050
                                                   ------------
                                                        264,200

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               PUBLISHING - 0.3%
         300   Gannett Company, Inc. ..........        $ 18,413
         200   McGraw-Hill Companies, Inc......          17,425
                                                   ------------
                                                         35,838

               RAILROADS - 0.5%
         500   Burlington Northern Santa Fe
                 Corporation...................          39,000
         200   Union Pacific Corporation.......          13,200
                                                   ------------
                                                         52,200

               RETAIL--APPAREL - 0.3%
         700   Gap, Inc. ......................          29,400

               RETAIL--DEPARTMENT STORES - 0.2%
         600   May Department Stores
                 Company.......................          25,350

               RETAIL--FOOD CHAINS - 0.2%
         400   McDonald's Corporation..........          18,050

               RETAIL--GENERAL MERCHANDISE - 0.3%
         400   Dayton Hudson Corporation.......          30,000

               RETAIL--GROCERY - 0.6%
       1,000   Albertsons, Inc. ...............          32,875
         700   Kroger Company*.................          26,250
                                                   ------------
                                                         59,125

               RETAIL--SPECIALTY - 0.5%
       1,100   Circuit City Stores, Inc. ......          30,387
         800   Toys "R" Us, Inc.*..............          17,400
                                                   ------------
                                                         47,787

               SEMI-CONDUCTORS - 0.3%
         400   Cypress Semiconductor
                 Corporation*..................           5,100
         400   Intel Corporation...............          22,700
                                                   ------------
                                                         27,800

               SPECIALTY MERCHANDISERS - 0.9%
         200   Eckerd Corporation*.............           8,925
       2,000   LVMH Moet Hennessy Lou ADR......          83,750
                                                   ------------
                                                         92,675

               STEEL - 0.2%
         400   Nucor Corporation...............          22,850

               TELECOMMUNICATIONS - 3.3%
       1,100   AT&T Corporation................          71,225
         300   Ameritech Corporation...........          17,700
         300   Bell Atlantic Corporation.......          20,063
         900   Bellsouth Corporation...........          39,150
       1,000   British Telecom PLC ADR.........          56,500
       1,000   GTE Corporation.................          44,000
         200   Glenayre Technologies, Inc.*....          12,450
         800   SBC Communications, Inc. .......          46,000
         200   Southern New England
                 Telecommunications............           7,950
         500   Telecom New Zealand ADR.........          34,687
                                                   ------------
                                                        349,725

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               TELEPHONE - 0.2%
         400   U.S. West, Inc. ................        $ 14,300
         400   U.S. West Media Group*..........           7,600
                                                   ------------
                                                         21,900

               TRANSPORTATION - 0.1%
         200   P.H.H. Corporation..............           9,350
                                                   ------------

                 Total common stocks - Series N
                   (cost $4,323,116) - 43.8%...       4,640,010

               U.S. GOVERNMENT & GOVERNMENT
               ----------------------------
               AGENCY SECURITIES
               -----------------

               U.S. GOVERNMENT AGENCIES - 19.9%
  $1,524,000   Federal Home Loan Mortgage
                 Corporation, 5.58%, 1-02-96...       1,523,767
               Government National Mortgage
                 Association,
  $   51,873     11.50%, 2013..................          58,123
  $   59,486     8.00%, 2025...................          61,530
  $  122,501     7.00%, 2025...................         123,993
  $  234,136     8.50%, 2025...................         245,585
  $   95,299     7.50%, 2025...................          98,378
                                                   ------------
                                                      2,111,376

               U.S. GOVERNMENT SECURITIES - 12.0%
  $   35,000   U.S. Treasury Bond, 6.875%,
                 2025..........................          39,458
               U.S. Treasury Notes,
  $  225,000     5.75%, 1997...................         227,014
  $  325,000     6.125%, 1997..................         329,024
  $   75,000     5.625%, 2000..................          75,699
  $  100,000     6.25%, 2000...................         103,387
  $   75,000     5.875%, 2005..................          76,667
  $  100,000     6.5%, 2005....................         106,419
  $  250,000     7.625%, 2025..................         305,420
                                                   ------------
                                                      1,263,088
                                                   ------------

                 Total U.S. government & government
                   agenccy securities - Series N (cost
                   $3,331,777) - 31.9%.........       3,374,464

               MISCELLANEOUS ASSETS
               --------------------

               ASSET-BACKED SECURITIES - 0.2%
  $   15,788   Hyundai Auto Receivable Trust,
                 4.30%, 1998...................          15,621

               CLOSED-END FUND - 2.8%
       7,000   S&P Midcap 400 Depository
                 Receipts......................         304,172
                                                   ------------

                 Total miscellaneous assets - Series
                   N (cost $320,623) - 3.0%....         319,793

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    FOREIGN CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------

               JAPAN - 0.9%
   5,000,000   Interamer Development Bank,
                 6.00%, 2001(3)................        $ 57,803
   3,000,000   KFW International Finance,
                 6.00%, 1999(3)................          33,846
                                                   ------------

                 Total foreign bonds - Series N
                   (cost $112,686) - 0.9%                91,649

               FOREIGN GOVERNMENT ISSUES
               -------------------------

               CANADA - 0.4%
      60,000   Government Bond, 6.50%, 2004(3).          42,512

               GERMANY - 0.9%
     125,000   Bundesrepub Deutschland,
                 7.375%, 2005(3)...............          95,439
                                                   ------------

                 Total foreign government issues
                   Series N (cost $133,118) - 1.3%      137,951

               FOREIGN STOCKS
               --------------

               FRANCE - 0.5%
         500   Genril Eaux.....................          49,986

               GERMANY - 1.5%
         200   Bankgesellschaft Berlin.........          51,145
         200   Bayer, AG.......................          53,211
         200   M.A.N. AG.......................          55,475
                                                   ------------
                                                        159,829

               HONG KONG - 1.1%
      11,000   Whampoa Limited.................          67,008
       6,000   Swire Pacific Ltd...............          46,560
                                                   ------------
                                                        113,568

               JAPAN - 1.0%
       7,000   Bridgestone Corporation.........         111,292

               MALAYSIA - 0.4%
      16,000   Sime Darby Berhad...............          42,537

               SWITZERLAND - 1.4%
          80   Union Bank of Switzerland.......          86,907
          30   SIG Schweizland.................          62,834
                                                   ------------
                                                        149,741

               UNITED KINGDOM - 1.3%
      15,000   BTR PLC.........................          76,621
      22,000   Lonrho Ltd......................          60,117
                                                   ------------
                                                        136,738
                                                   ------------

                 Total foreign stocks - Series N
                   (cost $755,992) - 7.2%......         763,691

    PRINCIPAL
    AMOUNT OR
     NUMBER      TEMPORARY                             MARKET
    OF SHARES    CASH INVESTMENTS                      VALUE
--------------------------------------------------------------------------------

       4,347   Vista Treasury Plus International
                 Fund, ........................   $       4,347
                                                   ------------

                 Total temporary cash investments -
                   Series N (cost $4,347) - 0.0%          4,347
                                                   ------------

                 Total investments - Series N
                   (cost $10,624,985) - 104.0%       11,010,850
                                                   ------------

                 Liabilities, less cash and other
                   assets - Series N - (4.0%)         (430,711)
                                                   ------------

                 Total net assets applicable
                   to 985,979 shares outstanding
                   Series N - 100.0%...........     $10,580,139
                                                   ============

SERIES O (EQUITY INCOME)

               CORPORATE BONDS
               ---------------

               REAL ESTATE - 0.8%
    $100,000   B.F. Saul Reit, 11.625%, 2002...        $103,500
                                                   ------------

                 Total corporate bonds - Series O
                   (cost $103,500) - 0.8%               103,500

               CONVERTIBLE BONDS
               -----------------

               FINANCIAL SERVICES - 0.8%
    $100,000   Liberty Property Trust, 8.00%,
                 2001..........................         102,625
                                                   ------------

                 Total convertible bonds - Series O
                   (cost $98,875) - 0.8%                102,625

               COMMON STOCKS
               -------------

               AUTO PARTS & SUPPLIES - 0.9%
       1,400   Eaton Corporation ..............          75,075
         600   TRW, Inc. ......................          46,500
                                                   ------------
                                                        121,575

               AUTOMOBILES - 0.1%
         300   Genuine Parts Company...........          12,300

               BANKS & TRUSTS - 8.1%
       2,700   Banc One Corporation............         101,925
       1,100   Bankers Trust New York
                 Corporation...................          73,150
       1,900   Chase Manhattan Corporation.....         115,187
       1,500   Chemical Banking Corporation....          88,125
       1,100   1st Interstate Bancorp..........         150,150
       2,000   J.P. Morgan & Company, Inc. ....         160,500
       3,800   Mellon Bank Corporation.........         204,250
       1,700   National City Corporation.......          56,313

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES O (EQUITY INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               BANKS & TRUSTS, CONTINUED
       1,600   PNC Bank Corporation............    $     51,600
       2,700   S E Banken......................          22,407
       1,700   U.S. Bancorp Oregon.............          57,163
                                                   ------------
                                                      1,080,770

               BEVERAGES - 1.6%
       2,000   Anheuser-Busch Company, Inc. ...         133,750
       2,200   Brown-Forman Corporation
                 (Cl.B)........................          80,300
                                                   ------------
                                                        214,050

               CHEMICALS (BASIC) - 1.3%
       2,500   Du Pont (E.I.) de Nemours
                 & Company.....................         174,687

               CHEMICALS (DIVERSIFIED) - 0.8%
         900    Monsanto Company...............         110,250

               CHEMICALS (SPECIALTY) - 2.6%
       2,400   Betz Laboratories, Inc. ........          98,400
       2,400   Crompton & Knowles
                 Corporation...................          31,800
       2,900   Lubrizol Corporation............          80,838
       2,100   Minnesota Mining & Manufacturing
                 Company.......................         139,125
                                                   ------------
                                                        350,163

               ELECTRIC UTILITIES - 6.1%
       1,800   Baltimore Gas & Electric Company          51,300
       8,600   Centerior Energy Corporation....          76,325
       1,100   DQE, Inc. ......................          33,825
       1,500   Dominion Res, Inc. .............          61,875
       4,000   Entergy Corporation.............         117,000
       1,800   Florida Progress Corporation....          63,675
       2,000   General Public Utilities Corporation      68,000
       2,300   Pacific Gas & Electric Company..          65,263
       5,300   Pacificorp......................         112,625
       3,200   SCE Corporation.................          56,800
       2,200   Southern Company................          54,175
       1,800   Unicom Corporation..............          58,950
                                                   ------------
                                                        819,813

               ELECTRICAL EQUIPMENT - 3.1%
       1,152   Cooper Cameron Corporation*.....          40,896
       1,688   Cooper Industries, Inc. ........          62,034
       3,000   General Electric Company........         216,000
       1,500   Hubbell, Inc. (Cl.B)............          98,625
                                                   ------------
                                                        417,555

               ELECTRONIC SYSTEMS - 1.3%
       1,000   E G & G, Inc. ..................          24,250
       3,200   Honeywell, Inc. ................         155,600
                                                   ------------
                                                        179,850

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               FINANCIAL SERVICES - 4.5%
       3,700   American Express Company........        $153,087
         900   Federal National Mortgage
                 Association...................         111,713
       1,700   H & R Block, Inc. ..............          68,850
         500   Household International, Inc. ..          29,563
       1,900   Student Loan Marketing New VTG..         125,162
       1,900   Travelers Group, Inc. ..........         119,463
                                                   ------------
                                                        607,838

               FOOD PROCESSING - 3.1%
         800   CPC International, Inc..........          54,900
       1,800   General Mills...................         103,950
       2,250   Heinz (H.J.) Company............          74,531
       2,300   Quaker Oats Company.............          79,350
       1,900   Sara Lee Corporation............          60,563
         300   Unilever NY ADR.................          42,225
                                                   ------------
                                                        415,519

               FOOD WHOLESALERS - 0.1%
         900   Fleming Companies, Inc. ........          18,562

               HOSPITAL SUPPLIES/HOSPITAL
                 MANAGEMENT - 0.4%
       1,300   Bausch & Lomb, Inc. ............          51,512

               INSURANCE - 2.2%
       1,000   American General Corporation....          34,875
       4,000   Allmerica Financial Corporation*         108,000
       1,200   Loews Corporation...............          94,050
       1,500   Provident Companies, Inc.*......          50,812
         300   Unum Corporation................          16,500
                                                   ------------
                                                        304,237

               INTEGRATED PETROLEUM--DOMESTIC - 3.7%
       2,300   Atlantic-Richfield Company......         254,725
       1,300   British Petroleum PLC ADR.......         132,762
         500   Pennzoil Company................          21,125
         746   Sun Company, Inc. ..............          20,422
       3,500   USX Marathon Group..............          68,250
                                                   ------------
                                                        497,284

               INTEGRATED PETROLEUM--INTERNATIONAL - 6.2%
       1,400   Chevron Corporation.............          73,500
       2,600   Exxon Corporation...............         208,325
       1,300   Mobil Corporation...............         145,600
       1,300   Royal Dutch Petroleum Company
                 ADR...........................         183,463
       2,900   Texaco, Inc. ...................         227,650
                                                   ------------
                                                        838,538

               MACHINERY - 0.6%
         800   GATX Corporation................          38,900
       2,100   McDermott International, Inc. ..          46,200
                                                   ------------
                                                         85,100

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES O (EQUITY INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MEDICAL SUPPLIES - 0.7%
       2,400   Baxter International............        $100,500

               MINING & METALS - 0.7%
       2,200   Newmont Mining Corporation......          99,550

               MISCELLANEOUS CONSUMER DURABLES - 1.6%
       3,100   Corning, Inc....................          99,200
       1,800   Eastman Kodak Company...........         120,600
                                                   ------------
                                                        219,800

               MISCELLANEOUS CONSUMER PRODUCTS - 2.7%
         700   Clorox Company Del..............          50,138
       1,100   Hanson PLC Sponsored ADR........          16,775
       2,400   Philip Morris Companies, Inc....         217,200
       1,800   Tambrand, Inc. .................          85,950
                                                   ------------
                                                        370,063

               OFFICE EQUIPMENT & SUPPLIES - 0.1%
         300   Pitney-Bowes, Inc. .............          14,100

               PAPER - 0.9%
       3,100   International Paper Company.....         117,412

               PAPER & FOREST PRODUCTS - 2.4%
         800   Georgia-Pacific Corporation.....          54,900
       1,500   Kimberly Clark..................         124,125
       3,100   Union Camp Corporation..........         147,638
                                                   ------------
                                                        326,663

               PHARMACEUTICALS - 7.4%
       1,700   American Home Products
                 Corporation...................         164,900
       2,800   Eli Lilly & Company.............         157,500
       5,395   Pharmacia & Upjohn, Inc.*.......         209,056
       1,100   Schering-Plough Corporation.....          60,225
       4,300   Smithkline Beecham PLC-ADR......         238,650
       1,700   Warner Lambert..................         165,113
                                                   ------------
                                                        995,444

               PUBLISHING - 2.6%
         600   Deluxe Corporation..............          17,400
       2,300   Dun and Bradstreet..............         148,925
       1,500   Gannett Company, Inc. ..........          92,062
       1,100   McGraw-Hill Companies, Inc. ....          95,838
                                                   ------------
                                                        354,225

               RAILROADS - 0.8%
       1,600   Union Pacific Corporation.......         105,600

               RETAIL--DEPARTMENT STORES - 1.8%
       2,700   J C Penney......................         128,587
       1,500   May Department Stores Company...          63,375
       1,300   Sears Roebuck...................          50,700
                                                   ------------
                                                        242,662

               RETAIL--GENERAL MERCHANDISING - 0.3%
         600   Dayton Hudson Corporation.......          45,000

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               SAVINGS & LOANS - 0.2%
         500   Brooklyn Bancorp, Inc.*.........    $     20,374

               TELECOMMUNICATIONS - 3.9%
       3,700   Alltel Corporation..............         109,150
       1,400   BCE, Inc. ......................          48,300
         900   Bell Atlantic Corporation.......          60,187
       1,700   Bellsouth Corporation...........          73,950
       3,700   GTE Corporation.................         162,800
       1,900   Southern New England
                 Telecommunications............          75,525
                                                   ------------
                                                        529,912

               TELEPHONE - 1.0%
         700   Pacific Telesis Group...........          23,538
       2,400   U.S. West, Inc. ................          85,800
       1,600   U.S. West Media Group...........          30,400
                                                   ------------
                                                        139,738

               TOBACCO - 2.2%
       3,700   American Brands.................         165,112
         800   RJR Nabisco Holdings ...........          24,700
       3,100   UST, Inc. ......................         103,463
                                                   ------------
                                                        293,275

               TRANSPORTATION--MISCELLANEOUS - 0.5%
         800   Alexander & Baldwin, Inc. ......          18,400
       1,000   P.H.H.Corporation...............          46,750
                                                   ------------
                                                         65,150

               TRANSPORTATION--RAIL - 0.4%
         800   Conrail, Inc. ..................          56,000
                                                   ------------

                 Total common stocks - Series O
                   (cost $9,401,313) - 76.9%         10,395,071

               U.S. GOVERNMENT & GOVERNMENT
               ----------------------------
               AGENCY SECURITIES
               -----------------

               U.S. GOVERNMENT AGENCIES - 10.0%
  $1,360,000   Federal Home Loan Mortgage
                 Corporation, 5.50%, 1-05-96...       1,359,169

               U.S. GOVERNMENT SECURITIES - 1.5%
               U.S. Treasury Notes,
   $ 100,000     6.125%, 1998..................         102,006
   $ 100,000     6.25%, 2000...................         103,387
                                                   ------------
                                                        205,393
                                                   ------------

                 Total U.S. government & government
                   agency securities - Series O -
                   (cost $1,561,996) - 11.5%...       1,564,562

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES O (EQUITY INCOME) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    REAL ESTATE INVESTMENT TRUSTS         VALUE
--------------------------------------------------------------------------------

       4,400   DeBartolo Realty Corporation....     $    57,200
       2,200   General Growth Property, Inc. ..          45,650
       4,000   Simon Property Group............          97,500
       2,200   Weingarten Realty Investors.....          83,600
                                                   ------------

                 Total real estate investment
                   trusts - Series O (cost
                   $281,712) - 2.1%............         283,950

               FOREIGN STOCKS
               --------------

               UNITED KINGDOM - 0.5%
      25,200   Lonrho Ltd......................          68,861
                                                   ------------

                 Total foreign stocks - Series O
                   (cost $65,051) - 0.5%                 68,861

               TEMPORARY CASH INVESTMENTS
               --------------------------

     483,127   Vista Treasury Institutional
                 Money Market Fund.............         483,127
                                                   ------------

                 Total temporary cash investments
                    - Series O (cost $483,127) - 3.6%   483,127

               COMMERCIAL PAPER
               ----------------

               ELECTRONICS - 0.7%
    $100,000   Hewlett-Packard Company,
                 5.65%, 1-19-96................          99,718

               FINANCIAL SERVICES - 4.4%
    $600,000   Corporate Asset Funding,
                 5.90%, 1-02-96................         599,902
                                                   ------------

                 Total commercial paper - Series O
                   (cost $699,620) - 5.1%               699,620
                                                   ------------

                 Total investments - Series O
                   (cost $12,695,194) - 101.3%       13,701,316

                 Liabilities, less cash and other
                   assets - Series O - (1.3%)         (173,694)
                                                   ------------

                 Total net assets applicable to
                   1,156,219 shares outstanding-
                   Series O - 100.0%...........     $13,527,622
                                                   ============

SERIES S (SOCIAL AWARENESS)

               COMMON STOCKS
               -------------

               ADVERTISING - 1.6%
      16,000   Omnicom Group...................        $596,000

               AIRLINES - 1.3%
      20,000   Southwest Airlines Company......         465,000

SERIES S (SOCIAL AWARENESS) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               AMUSEMENT & RECREATIONAL SERVICES - 1.3%
       8,000   Disney (Walt) Company...........     $   472,000

               BANKING & FINANCE - 2.9%
      11,500   Boatmen's Bancshares, Inc. .....         470,063
      14,500   Comerica, Inc. .................         581,813
                                                   ------------
                                                      1,051,876

               BEVERAGES - 1.5%
      10,000   PepsiCo, Inc. ..................         558,750

               BROADCAST MEDIA - 2.1%
      17,312   Clear Channel Communications*...         763,892

               BUSINESS SERVICES - 6.6%
      18,400   Alternative Resources
                 Corporation*..................         556,600
      25,000   DeVry, Inc.*....................         675,000
       7,000   HBO & Company...................         536,375
      13,500   Paychex.........................         673,313
                                                   ------------
                                                      2,441,288

               CHEMICALS--BASIC - 1.8%
      19,500   Praxair.........................         655,688

               CHEMICALS--SPECIALTY - 1.5%
      11,000   Sigma Aldrich Corporation.......         544,500

               COMMUNICATIONS EQUIPMENT - 0.8%
       3,500   U.S. Robotics Corporation*......         307,125

               COMPUTER SOFTWARE - 6.8%
       6,500   Aspect Telecommunications*......         217,750
       4,500   Automatic Data Processing, Inc.          334,125
       8,500   Bisys Group, Inc.*..............         261,375
       6,000   Computer Associates International,
                 Inc...........................         341,250
       8,722   First Data Corporation..........         583,284
       7,000   McAffee Associates, Inc.*.......         307,125
       3,500   Microsoft Corporation*..........         307,125
       7,000   Symantec Corporation*...........         162,750
                                                   ------------
                                                      2,514,784

               COMPUTER SYSTEMS - 3.2%
      12,000   Bay Networks, Inc.*.............         493,500
       4,000   Sun Microsystems, Inc.* ........         182,500
      11,000   3Com Corporation*...............         512,875
                                                   ------------
                                                      1,188,875

               CONSUMER CYCLICALS - 1.0%
      12,000   Mattel, Inc. ...................         369,000

               CONSUMER SERVICES - 2.2%
      14,250   CUC International, Inc.*........         486,281
      10,500   Comnet Cellular*................         303,188
                                                   ------------
                                                        789,469

               COSMETICS - 1.9%
      30,000   Guest Supply Company*...........         678,750

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES S (SOCIAL AWARENESS)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               DRUG DELIVERY - 0.8%
       6,000   Elan Corporation PLC ADR*.......     $   291,750

               ELECTRONICS--SEMI-CONDUCTORS - 3.4%
       6,500   Applied Materials, Inc.* .......         255,938
      13,500   Atmel Corporation*..............         302,063
       5,000   Intel Coporation*...............         283,750
      13,500   Merix Corporation*..............         405,000
                                                   ------------
                                                      1,246,751

               FINANCIAL SERVICES - 4.5%
       5,000   Federal National Mortgage
                 Association...................         620,625
      12,500   Finova Group....................         603,125
       9,500   First USA, Inc. ................         421,563
                                                   ------------
                                                      1,645,313

               FOOD--PROCESSING - 1.4%
       7,500   CPC International, Inc..........         514,688

               FOOD--WHOLESALERS - 2.6%
      22,500   Richfood Holdings, Inc. ........         601,875
      11,500   Sysco Corporation...............         373,750
                                                   ------------
                                                        975,625

               HEALTH CARE - 2.3%
       8,000   Cardinal Health, Inc. ..........         438,000
       9,000   U.S. Healthcare, Inc. ..........         418,500
                                                   ------------
                                                        856,500

               HOSPITAL SUPPLIES/MANAGEMENT - 2.2%
      13,000   Community Health Systems, Inc.*.         463,125
      12,500   Healthsouth Corporation*........         364,063
                                                   ------------
                                                        827,188

               HOUSEHOLD FURNISHINGS/APPLIANCES - 1.3%
      19,600   Leggett & Platt, Inc. ..........         475,300

               HOUSEHOLD PRODUCTS - 1.5%
       6,500   Procter &Gamble Company.........         539,500

               INSURANCE - 5.5%
       6,000   American General Group, Inc. ...         555,000
       5,500   Chubb Corporation...............         532,125
      10,500   Jefferson-Pilot Corporation.....         488,250
       6,000   MBIA, Inc. .....................         450,000
                                                   ------------
                                                      2,025,375

               MANUFACTURING - 3.0%
       8,000   Illinois Tool Works, Inc. ......         472,000
      15,000   Millipore.......................         616,875
                                                   ------------
                                                      1,088,875

               MEDICAL - 3.4%
       4,000   Cordis Corporation*.............         402,000
      10,500   Guidant Corporation.............         443,625
       7,500   Stryker Corporation.............         393,750
                                                   ------------
                                                      1,239,375

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               OIL & GAS EXPLORATION - 4.3%
      12,000   Anadarko Petroleum..............    $    649,500
      15,500   Apache Corporation..............         457,250
      13,500   Sonat, Inc. ....................         480,938
                                                   ------------
                                                      1,587,688

               PHARMACEUTICALS - 2.1%
       7,500   Amgen, Inc. ....................         445,313
       5,500   Genzyme Corporation.............         343,063
                                                   ------------
                                                        788,376

               POLLUTION CONTROL - 1.4%
      26,000   Osmonics, Inc.*.................         529,750

               RAILROADS - 1.1%
      11,000   Illinois Central Corporation....         422,125

               RESTAURANTS - 3.9%
      16,500   Boston Chicken*.................         530,063
      12,000   McDonald's Corporation..........         541,500
      10,500   Outback Steakhouse, Inc.*.......         376,688
                                                   ------------
                                                      1,448,251

               RETAIL--DRUG STORES - 2.5%
      17,500   Rexall Sundown, Inc.*...........         385,000
      18,000   Walgreen Company................         537,750
                                                   ------------
                                                        922,750

               RETAIL--GROCERY - 0.9%
      10,000   Albertsons, Inc. ...............         328,750

               RETAIL--SPECIALTY - 3.1%
      20,250   Staples, Inc.*..................         493,594
      28,000   Sunglass Hut International, Inc.*        665,000
                                                   ------------
                                                      1,158,594

               TELECOMMUNICATIONS - 2.0%
      12,500   Frontier Corporation............         375,000
       9,000   Sprint Corporation..............         358,875
                                                   ------------
                                                        733,875

               TELEPHONE - 1.6%
      11,000   U.S. West, Inc. ................         393,250
      11,000   U.S. West Media Group*..........         209,000
                                                   ------------
                                                        602,250

               TEXTILES - 1.0%
       8,500   Tommy Hilfiger Corporation*.....         360,188
                                                   ------------

                 Total common stock - Series S
                   (cost $26,362,256) - 92.3%        34,005,834

               CERTIFICATES OF DEPOSIT
               -----------------------

               BANKING - 0.3%
    $100,000   South Shore, 5.40%, 3-04-96.....         100,000
                                                   ------------

                 Total certificates of deposit - Series S
                   (cost $100,000) - 0.3%......         100,000

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES S (SOCIAL AWARENESS) (CONTINUED)

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER                      VALUE
--------------------------------------------------------------------------------

   $ 500,000   AIG Funding, Inc.,
                 5.82%, 1-03-96................    $    499,677
   1,300,000   International Lease Finance Corporation,
                 5.65%, 1-02-96................         299,805
                 5.82%, 1-04-96................         999,181
                                                   ------------

                 Total commercial paper - Series S -
                   (cost $1,798,712) - 4.9%....       1,798,663
                                                   ------------

                 Total investments - Series S
                   (cost $28,260,968) - 97.5%..      35,904,497

                 Cash &other assets, less
                   liabilities - 2.5%..........         925,761
                                                   ------------

                 Total net assets applicable to
                   2,233,884 shares outstanding
                   - Series S - 100.0%.........     $36,830,258
                                                   ============

The identified cost of investments owned at December 31, 1995 was the same for federal income tax and financial statement purposes, except for Series D for which the identified cost of investments for federal tax purposes was $164,082,318.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR  (American  Depository  Receipt)

(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

(2) For Series M, this security has been segregated with the custodian to cover margin requirements for the following open long financial futures contracts traded on foreign exchanges as indicated below:

                                                  Unrealized
Type                               Contracts         Gain
                                 ------------     ----------
Financial Index - DAX (3/96)           7           $ 3,668
Financial Index - TOPIX (3/96)         9            69,219
Financial Index - FTSE (3/96)          6             3,668
                                                  ----------
                                                   $76,555
                                                  ==========

(3) Principal   amount on foreign  bond is reflected  in local  currency  (e.g.,
Japanese yen) while market value is reflected in U.S. dollars.

(4) Variable rate security which may be reset the first of each month.


                            See accompanying notes.

BALANCE SHEET
December 31, 1995

                                                                                        SERIES C       SERIES D       SERIES E
                                                          SERIES A       SERIES B        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)    (GROWTH-INCOME)    MARKET)       EQUITY)         INCOME)
                                                          --------    ---------------    -------       -------         -------
ASSETS
Investments, at value (identified cost $368,502,550,
  $596,205,070, $11,161,771, $163,257,807
  and $117,553,891, respectively)..................     $487,613,500   $740,154,126   $ 11,167,311   $171,803,362    $124,456,799
  Short-term commercial paper, at market or at
     amortized cost which approximates market value
     (identified cost $31,514,629, $53,386,916,
     $94,018,629, $0 and $0, respectively).........       31,513,658     53,386,916     94,001,342             --             --
  Cash.............................................          211,500             --        276,823      4,403,773        308,045
  Receivables:
     Fund shares sold..............................        1,106,254        575,222        815,580        325,609        132,586
     Securities sold...............................               --             --          6,106      2,170,174             --
     Forward foreign exchange contracts............               --             --             --      1,643,310             --
     Interest......................................            1,225      2,867,367        171,531         54,851       1,660,509
     Dividends.....................................          750,349      1,064,615             --        140,942             --
     Miscellaneous.................................           25,331             --             --             --             --
     Foreign taxes recoverable.....................               --             --             --        108,705             --
                                                        ------------   ------------   ------------   ------------   ------------
         Total assets..............................     $521,221,817   $798,048,246   $106,438,693   $180,650,726   $126,557,939
                                                        ============   ============   ============   ============   ============

LIABILITIES AND NET ASSETS
  Liabilities:
  Payable for:
     Securities purchased..........................     $         --   $         --   $         --   $  2,164,057   $         --
     Fund shares redeemed..........................          978,827      2,389,758        941,362        482,066        795,822
  Other liabilities:
     Management fees...............................          304,141        469,690         42,574        136,947         74,331
     Custodian fees................................               --             --             --         43,300             --
     Transfer and administration fees..............           18,522         28,432          4,095          6,238          4,695
     Professional fees.............................               --         24,302          6,312          3,225         11,574
     Miscellaneous.................................           29,227         23,362          8,670         33,794         19,732
                                                        ------------   ------------   ------------   ------------   ------------
         Total liabilities.........................        1,330,717      2,935,544      1,003,013      2,869,627        906,154
  Net Assets:
  Paid in capital..................................      366,060,115    543,860,283    100,593,169    156,694,497    121,146,176
  Undistributed net investment income .............        4,755,987     18,308,191      4,854,258      4,447,615      7,651,413
  Accumulated undistributed net realized gain (loss)
     on sale of investments, futures and foreign
     currency transactions.........................       29,965,019     88,995,172             --      6,453,920    (10,048,712)
  Net unrealized appreciation (depreciation)
     in value of investments, futures and translation
     of assets and liabilities in foreign currency       119,109,979    143,949,056       (11,747)     10,185,067      6,902,908
                                                        ------------   ------------   ------------   ------------   ------------
         Net assets................................      519,891,100    795,112,702    105,435,680    177,781,099    125,651,785
                                                        ------------   ------------   ------------   ------------   ------------
            Total liabilities and net assets.......     $521,221,817   $798,048,246   $106,438,693   $180,650,726   $126,557,939
                                                        ============   ============   ============   ============   ============

Capital shares authorized..........................    1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000    250,000,000
Capital shares outstanding.........................       24,721,185     23,421,450      8,541,095     31,951,961      9,769,468

Net asset value per share (net assets divided by
  shares outstanding)..............................           $21.03         $33.95         $12.34          $5.56         $12.86
                                                        ============   ============   ============   ============   ============

                            See accompanying notes.

December 31, 1995

                                                                SERIES K       SERIES M      SERIES N
                                                 SERIES J       (GLOBAL      (SPECIALIZED    (MANAGED        SERIES O      SERIES S
                                                 (EMERGING     AGGRESSIVE       ASSET          ASSET         (EQUITY       (SOCIAL
                                                 (GROWTH)         BOND)       ALLOCATION    ALLOCATION)      INCOME)      AWARENESS
                                                 --------         -----       ----------    -----------      -------      ---------
ASSETS
Investments at value (identified cost
    $74,918,788, $5,405,977, $16,190,634,
    $10,624,985, $11,995,574 and
    $26,462,256, respectively)..............    $86,530,524    $ 5,490,437   $16,224,540    $11,010,850    $13,001,696   $34,105,834
Short-term commercial paper, at market or at
   amortized cost which approximates market
   value (identified cost $8,886,403, $0, $0, $0,
   $699,620 and $1,798,712, respectively)...      8,886,403             --            --             --        699,620     1,798,663
Cash........................................        199,997         56,386            899            --             --       832,645
Receivables:
   Fund shares sold.........................        185,353         21,485       120,438         32,463        184,837       119,416
   Securities sold..........................      1,080,234      1,644,862            --             --             --            --
   Interest.................................          1,275        135,908        39,608         58,430         12,304         1,979
   Dividends................................         56,959             --         7,534          9,378         23,325        40,552
   Prepaid expenses.........................          4,051             --            74            805            605         1,177
   Forward foreign exchange contracts.......             --             --           412             --             --            --
   Foreign taxes recoverable................             --             --            --             36             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Total assets.........................    $96,944,796     $7,349,078   $16,393,505    $11,111,962    $13,922,387   $36,900,266
                                               ============    ===========   ===========    ===========    ===========   ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for
     Securities purchased...................    $ 3,409,853    $ 1,629,874    $  355,533      $ 504,442      $ 356,455   $        --
     Fund shares redeemed...................         94,757         27,732        20,365          2,487         18,882        45,762
     Forward foreign exchange contracts.....             --             --            --            643             --            --
   Other liabilities:
     Management fees........................         53,990          1,469        13,115          8,375         10,074        21,425
     Custodian fees.........................             --          6,298        13,108          9,216          5,336            --
     Transfer and administration fees.......          3,459            233         3,262          3,009            593         1,460
     Professional fees......................            902            920         3,800          1,644          1,565           569
     Miscellaneous..........................          2,394          4,191         2,370          2,007          1,860           792
     Variation margin.......................             --             --         5,529             --             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities .................      3,565,355      1,670,717       417,082        531,823        394,765        70,008

Net Assets:
   Paid in capital..........................     76,088,638      5,594,000    15,402,483     10,063,481     12,408,974    27,851,216
   Undistributed net investment income......        218,141             --       310,231        108,503        106,787       212,751
   Accumulated undistributed net realized gain
     (loss) on sale of investments, futures and
     foreign currency transactions..........      5,460,926             --       153,135         22,671          5,739     1,122,762
   Net unrealized appreciation
     in value of investments, futures and
     translation of assets and liabilities in
     foreign currency.......................     11,611,736         84,361       110,574        385,484      1,006,122     7,643,529
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net assets...........................     93,379,441      5,678,361    15,976,423     10,580,139     13,527,622    36,830,258
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities and net assets...    $96,944,796     $7,349,078   $16,393,505    $11,111,962    $13,922,387   $36,900,266
                                               ============    ===========   ===========    ===========    ===========   ===========
Capital shares authorized...................    250,000,000     50,000,000    50,000,000     50,000,000     50,000,000   250,000,000
Capital shares outstanding..................      5,813,574        555,341     1,491,500        985,979      1,156,219     2,233,884

Net asset value per share (net assets
   divided by shares outstanding)...........         $16.06         $10.22        $10.71         $10.73         $11.70        $16.49
                                               ============    ===========   ===========    ===========    ===========   ===========

                            See accompanying notes.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

                                                                                        SERIES C       SERIES D       SERIES E
                                                          SERIES A       SERIES B        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)    (GROWTH-INCOME)    MARKET)       EQUITY)         INCOME)
                                                          --------    ---------------    -------       -------         -------
INVESTMENT INCOME:
  Dividends .......................................     $  6,692,953   $  9,939,268     $        --   $ 3,386,174    $        --
  Interest.........................................        1,763,958     14,521,341      5,576,937        517,713      8,776,778
                                                        ------------   ------------   ------------   ------------   ------------
                                                           8,456,911     24,460,609      5,576,937      3,903,887      8,776,778
  Less foreign tax expense.........................               --             --             --      (293,887)             --
                                                        ------------   ------------   ------------   ------------   ------------
         Total investment income...................        8,456,911     24,460,609      5,576,937      3,610,000      8,776,778

EXPENSES:
     Management fees...............................        3,235,523      5,198,738        474,730      1,634,991        883,723
     Custodian fees................................           20,507         25,790          8,817        164,184          4,712
     Transfer/maintenance fees.....................            2,713          2,549          2,482          2,214          2,214
     Administration fees...........................          194,131        311,924         42,726         73,574         53,023
     Directors' fees...............................           15,684         25,485          3,882          6,540          7,073
     Professional fees.............................           14,697         26,097          6,198        183,555          8,105
     Reports to shareholders.......................           86,494        128,918         24,749         43,422         28,513
     Registration fees.............................              658          1,149            252         11,381            232
     Other expenses................................           29,070         49,787          9,656         14,653         15,520
                                                        ------------   ------------   ------------   ------------   ------------
         Total expenses............................        3,599,477      5,770,437        573,492      2,134,514      1,003,115
     Less earnings credits.........................           (9,176)       (13,593)        (4,917)            --         (3,318)
                                                        ------------   ------------   ------------   ------------   ------------
     Net expenses..................................        3,590,301      5,756,844        568,575      2,134,514        999,797
                                                        ------------   ------------   ------------   ------------   ------------
            Net investment income .................        4,866,610     18,703,765      5,008,362      1,475,486      7,776,981

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain during the period on:
    Investments....................................       30,112,684     99,034,666             --      6,503,025      3,043,977
    Foreign currency transactions..................               --             --             --      3,695,084             --
                                                        ------------   ------------   ------------   ------------   ------------
         Net realized gain ........................       30,112,684     99,034,666             --     10,198,109      3,043,977

Net change in unrealized appreciation (depreciation)
 during the period on:
     Investments...................................       97,759,964     63,506,371         16,141      5,872,052      9,249,705
     Translation of assets and liabilities
         in foreign currencies.....................               --             --             --      1,008,002             --
                                                        ------------   ------------   ------------   ------------   ------------

      Net unrealized appreciation..................       97,759,964     63,506,371         16,141      6,880,054      9,249,705
                                                        ------------   ------------   ------------   ------------   ------------

         Net gain..................................      127,872,648    162,541,037         16,141     17,078,163     12,293,682
                                                        ------------   ------------   ------------   ------------   ------------
            Net increase in net assets resulting
              from operations......................     $132,739,258   $181,244,802     $5,024,503    $18,553,649    $20,070,663
                                                        ============   ============   ============   ============   ============

                            See accompanying notes.

For the Year Ended December 31, 1995

                                                                SERIES K       SERIES M      SERIES N
                                                 SERIES J       (GLOBAL      (SPECIALIZED    (MANAGED        SERIES O     SERIES S
                                                 (EMERGING     AGGRESSIVE       ASSET          ASSET         (EQUITY      (SOCIAL
                                                 (GROWTH)         BOND)*      ALLOCATION*   ALLOCATION)*     INCOME)*    AWARENESS
                                                 --------         ------      -----------   ------------     --------    ---------
INVESTMENT INCOME:
   Dividends................................    $   460,543       $     --       $70,639        $47,815     $   98,551   $  276,333
   Interest.................................        463,257        330,826       179,681        140,789         57,248      199,468
                                               ------------    -----------   -----------    -----------    -----------  -----------
                                                    923,800        330,826       250,320        188,604        155,799      475,801
   Less foreign tax expense.................             --         (2,775)           --           (713)            --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------
         Total investment income............        923,800        328,051       250,320        187,891        155,799      475,801

EXPENSES:
   Management fees..........................        638,386         19,237        49,640         40,824         36,274      224,261
   Custodian fees...........................          9,718          9,224        13,108          9,216          5,337        5,651
   Transfer/maintenance fees................          2,150            525           864            661            740        1,638
   Administration fees......................         38,303         18,585        19,734         19,337          1,632       13,456
   Directors' fees..........................          2,956             30           154             30             30        1,199
   Professional fees........................          2,496          2,033         5,203          3,046          2,579        1,092
   Reports to shareholders..................         13,425            568         1,270            996            826        5,556
   Registration fees........................            174          1,452         1,460          1,460          1,460           78
   Other expenses...........................          5,650            839         2,808            150            134        2,838
   Interest.................................             --             --           482             --             --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------
       Total expenses.......................        713,258         52,493        94,723         75,720         49,012      255,769
                                               ------------    -----------   -----------    -----------    -----------  -----------
     Less:
         Reimbursement of expenses..........             --        (10,260)           --             --             --           --
         Earnings credits...................         (7,599)            --            --             --             --       (4,053)
                                               ------------    -----------   -----------    -----------    -----------  -----------
     Net expenses...........................        705,659         42,233        94,723         75,720         49,012      251,716
                                               ------------    -----------   -----------    -----------    -----------  -----------
       Net investment income ...............        218,141        285,818       155,597        112,171        106,787      224,085

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) during the period on:
     Investments............................     11,201,462         26,652       153,135         22,671          5,739    1,728,460
     Foreign currency transactions..........             --        (43,375)       (6,777)        (3,668)            --           --
     Futures contracts......................             --             --       161,411             --             --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------
       Net realized gain (loss).............     11,201,462       (16,723)       307,769         19,003          5,739    1,728,460

   Net change in unrealized appreciation (depreciation)
     during the period on:
     Investments............................      3,419,768         84,460        33,906        385,865      1,006,122    5,304,983
     Translation of assets and liabilities
       in foreign currencies................             --            (99)          113           (381)            --           --
     Futures contracts......................             --             --        76,555             --             --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------

       Net unrealized appreciation .........      3,419,768         84,361       110,574        385,484      1,006,122    5,304,983
                                               ------------    -----------   -----------    -----------    -----------  -----------

         Net gain ..........................     14,621,230         67,638       418,343        404,487      1,011,861    7,033,443
                                               ------------    -----------   -----------    -----------    -----------  -----------

           Net increase in net assets
              resulting from operations.....    $14,839,371       $353,456      $573,940       $516,658     $1,118,648   $7,257,528
                                               ============    ===========   ===========    ===========    ===========  ===========


*Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1995

                                                                                        SERIES C       SERIES D       SERIES E
                                                          SERIES A       SERIES B        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)    (GROWTH-INCOME)    MARKET)       EQUITY)         INCOME)
                                                          --------    ---------------    -------       -------         -------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ...........................     $  4,866,610   $ 18,703,765   $  5,008,362   $  1,475,486    $  7,776,981
  Net realized gain................................       30,112,684     99,034,666             --     10,198,109       3,043,977
  Unrealized appreciation during the period........       97,759,964     63,506,371         16,141      6,880,054       9,249,705
                                                        ------------   ------------   ------------    -----------     -----------
     Net increase in net assets resulting
          from operations .........................      132,739,258    181,244,802      5,024,503     18,553,649      20,070,663

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................       (3,560,363)   (12,339,763)    (4,193,295)       (28,486)     (7,575,652)
  Net realized gain................................      (15,009,374)            --             --     (1,835,762)             --
                                                        ------------   ------------   ------------    -----------     -----------
     Total distributions to shareholders ..........      (18,569,737)   (12,339,763)    (4,193,295)    (1,864,248)     (7,575,652)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares ....................      178,841,720    149,198,824    162,965,890     81,864,579      56,773,129
  Dividends reinvested ............................       18,569,737     12,339,763      4,193,295      1,864,248       7,575,652
  Shares redeemed..................................     (123,978,278)  (130,485,002)  (181,223,040)   (69,669,706)    (58,270,162)
                                                        ------------   ------------   ------------    -----------     -----------

     Net increase (decrease) from capital share

         transactions..............................       73,433,179     31,053,585    (14,063,855)    14,059,121       6,078,619
                                                        ------------   ------------   ------------    -----------     -----------

                Total increase (decrease) in net assets  187,602,700    199,958,624    (13,232,647)    30,748,522      18,573,630

NET ASSETS:
  Beginning of period..............................      332,288,400    595,154,078    118,668,327    147,032,577     107,078,155
                                                        ------------   ------------   ------------    -----------     -----------
  End of period....................................     $519,891,100   $795,112,702   $105,435,680   $177,781,099    $125,651,785
                                                        ============   ============   ============   ============    ============

  Undistributed net investment income at
     end of period................................        $4,755,987    $18,308,191     $4,854,258     $4,447,615      $7,651,413
                                                        ============   ============   ============    ===========     ===========

     (a) Shares issued and redeemed
         Shares sold ..............................        9,705,386      4,927,872     13,110,725     15,967,670       4,585,694
         Dividends reinvested......................          943,105        383,461        344,843        345,872         622,486
         Shares redeemed .....................            (6,692,130)    (4,314,590)   (14,585,481)   (13,363,236)     (4,736,924)
                                                        ------------   ------------   ------------    -----------     -----------
             Net increase (decrease)...............        3,956,361        996,743     (1,129,913)     2,950,306         471,256
                                                        ============   ============   ============    ===========     ===========

                            See accompanying notes.

For the Year Ended December 31, 1995

                                                                SERIES K       SERIES M      SERIES N
                                                 SERIES J       (GLOBAL      (SPECIALIZED    (MANAGED        SERIES O     SERIES S
                                                 (EMERGING     AGGRESSIVE       ASSET          ASSET         (EQUITY      (SOCIAL
                                                 (GROWTH)         BOND)*      ALLOCATION*   ALLOCATION)*     INCOME)*    AWARENESS
                                                 --------         ------      -----------   ------------     --------    ---------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ....................    $   218,141     $  285,818   $   155,597    $   112,171    $   106,787  $   224,085
  Net realized gain (loss)..................     11,201,462        (16,723)      307,769         19,003          5,739    1,728,460
  Unrealized appreciation during the period.      3,419,768         84,361       110,574        385,484      1,006,122    5,304,983
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------
     Net increase in net assets

         resulting  from operations ........     14,839,371        353,456       573,940        516,658      1,118,648    7,257,528

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income....................             --       (245,889)           --             --             --     (158,603)
   Distribution in excess of capital gains..             --        (23,205)           --             --             --           --
   Tax return of capital distribution.......             --        (15,693)           --             --             --           --
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------
     Total distribution to shareholders.....             --      (284,787)            --             --             --     (158,603)

CAPITAL SHARE TRANSACTIONS (A):

   Proceeds from sale of shares ............     44,371,374      8,894,552    20,292,459     10,904,285     13,390,619   10,381,340
   Dividends reinvested ....................             --        284,787            --             --             --      158,603
   Shares redeemed..........................    (42,770,961)    (3,569,647)   (4,889,976)      (840,804)      (981,645)  (5,347,822)
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------

     Net increase from capital

       share transactions...................      1,600,413      5,609,692    15,402,483     10,063,481     12,408,974    5,192,121
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------

     Total increase in net assets...........     16,439,784      5,678,361    15,976,423     10,580,139     13,527,622   12,291,046

NET ASSETS:

   Beginning of period......................     76,939,657             --            --             --             --   24,539,212
                                               ------------    -----------   -----------    -----------    -----------  -----------
   End of period............................    $93,379,441     $5,678,361   $15,976,423    $10,580,139    $13,527,622  $36,830,258
                                               ============    ===========   ===========    ===========    ===========  ===========

   Undistributed net investment income
    at end of period........................       $218,141            $--      $310,231       $108,503       $106,787     $212,751
                                               ============    ===========   ===========    ===========    ===========  ===========

      (a) Shares issued and redeemed

         Shares sold .......................      2,964,051        875,221     1,952,323      1,067,140      1,243,531      698,002
         Dividends reinvested...............             --         27,920            --             --             --        9,760
         Shares redeemed ...................     (2,875,387)      (347,800)     (460,823)       (81,161)       (87,312)    (366,291)
                                               ------------    -----------   -----------    -----------    -----------  -----------
           Net increase ....................         88,664        555,341     1,491,500        985,979      1,156,219      341,471
                                               ============    ===========   ===========    ===========    ===========  ===========

*Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1995

                                                                                                      SERIES C         SERIES D
                                                                  SERIES A           SERIES B         (MONEY          (WORLDWIDE
                                                                  (GROWTH)        (GROWTH-INCOME)     MARKET)          EQUITY)
                                                                  --------        ---------------     -------          -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ............................             $  3,594,852      $ 12,199,007     $  4,088,336     $    651,559
  Net realized gain (loss)..........................               14,936,574       (10,039,494)              --        8,056,618
  Unrealized depreciation during the year ..........              (23,898,664)      (19,893,458)         (24,293)      (6,906,319)
                                                                --------------    --------------    -------------    -------------
    Net increase (decrease) in net assets resulting
         from operations ...........................               (5,367,238)      (17,733,945)       4,064,043        1,801,858

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................               (6,345,955)      (13,997,580)      (2,285,848)        (142,013)
  Net realized gain ..................................            (53,406,224)      (34,582,256)              --               --
                                                                --------------    --------------    -------------    -------------

    Total distributions to shareholders ............              (59,752,179)      (48,579,836)      (2,285,848)        (142,013)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .....................              137,670,243       151,207,666      159,237,311      105,002,631
  Dividends reinvested .............................               59,752,179        48,579,836        2,285,848          142,013
  Shares redeemed...................................             (117,421,291)     (121,918,064)    (143,724,959)      (58,023,788)
                                                                --------------     -------------    -------------    -------------

    Net increase from capital share
        transactions................................               80,001,131        77,869,438       17,798,200       47,120,856
                                                                --------------     -------------    -------------    -------------

               Total increase in net assets.........               14,881,714        11,555,657       19,576,395       48,780,701

NET ASSETS:
  Beginning of year.................................              317,406,686       583,598,421       99,091,932       98,251,875
                                                                --------------     -------------    -------------    -------------
  End of year ......................................             $332,288,400      $595,154,078     $118,668,327     $147,032,576
                                                                ==============     =============    =============    =============

  Undistributed net investment income at end of year               $3,449,740       $11,944,189       $4,039,191            $  --
                                                                ==============     =============    =============    =============

   (a) Shares issued and redeemed
       Shares sold..................................                7,557,600         5,322,055       13,052,239       20,369,289
       Dividends reinvested.........................                3,645,204         1,784,711          188,835           26,669
       Shares redeemed .............................               (6,452,290)       (4,309,917)     (11,766,086)     (11,298,899)
                                                                --------------     -------------    -------------    -------------

           Net increase.............................                4,750,514         2,796,849        1,474,988        9,097,059
                                                                ==============     =============    =============    =============

                            See accompanying notes.

For the Year Ended December 31, 1995

                                                                      SERIES E               SERIES J               SERIES S
                                                                     (HIGH GRADE             (EMERGING               (SOCIAL
                                                                       INCOME)                GROWTH)               AWARENESS)
                                                                       -------                -------               ---------
DECREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...........................          $  7,549,504           $    (72,234)           $   168,168
  Net realized loss.......................................           (13,092,689)            (5,682,556)              (605,968)
  Unrealized appreciation (depreciation) during the year..            (3,021,227)             4,040,585               (373,839)
                                                                    ------------          -------------            ------------

    Net decrease in net assets resulting
         from operations .................................            (8,564,412)            (1,714,205)              (811,639)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................            (6,132,050)                    --                (36,291)
  Net realized gain on sale of investments................            (5,483,296)               (38,061)              (335,692)
                                                                    ------------           -------------           ------------
    Total distribution to shareholders....................           (11,615,346)               (38,061)              (371,983)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares ...........................            73,273,613             59,569,183             10,619,583
  Dividends reinvested ...................................            11,615,346                 38,061                371,983
  Shares redeemed.........................................           (70,531,168)           (23,011,638)            (4,758,892)
                                                                    ------------           -------------           -------------

     Net increase from capital share transactions.........            14,357,791             36,595,606              6,232,674
                                                                    ------------           -------------           -------------

       Total increase (decrease) in net assets............            (5,821,967)            34,843,340              5,049,052

NET ASSETS:
  Beginning of year.......................................           112,900,122             42,096,317             19,490,160
                                                                    ------------           -------------           -------------
  End of year ............................................          $107,078,155           $ 76,939,657            $24,539,912
                                                                    ============           =============           =============

  Undistributed net investment income at end of year.....             $7,450,084                    $--               $147,269
                                                                    ============           =============           =============

    (a) Shares issued and redeemed
        Shares sold.......................................             5,794,969              4,497,042                801,009
        Dividends reinvested..............................             1,006,267                  2,848                 28,559
        Shares redeemed ..................................            (5,695,284)            (1,746,406)              (360,752)
                                                                    ------------           -------------           -------------
          Net increase....................................             1,105,952              2,753,484                468,816
                                                                    ============           =============           =============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS

                                                                                                                    RATIO OF
FISCAL  NET ASSET   NET   NET GAIN            DIVIDENDS DISTRIBUTIONS        NET ASSET        NET ASSETS  RATIO OF NET INCOME
PERIOD   VALUE  INVESTMENT (LOSS)   TOTAL FROM (FROM NET  (FROM                VALUE           END OF    EXPENSES  (LOSS)  PORTFOLIO
 ENDED  BEGINNING INCOME (REALIZED& INVESTMENT INVESTMENT CAPITAL  TOTAL     END OF   TOTAL   PERIOD  TO AVERAGE TO AVERAGE TURNOVER
DEC. 31 OF PERIOD (LOSS) UNREALIZED)OPERATIONS  INCOME)   GAINS)DISTRIBUTIONS PERIOD RETURN(D)(THOUSANDS)NET ASSETS NET ASSETS RATE

                                SERIES A (GROWTH)
1991      $12.90   $0.29   $4.34      $4.63    $(0.27)   $   ---   $(0.27)   $17.26   36.1%   $235,115     0.87%     1.97%     95%
1992       17.26    0.23    1.615      1.845    (0.242)   (0.533)  (0.775)    18.33   11.1%    296,548     0.86%     1.46%     77%
1993       18.33    0.39    2.076      2.466    (0.224)   (0.752)  (0.976)    19.82   13.7%    317,407     0.86%     2.01%    108%
1994       19.82    0.20   (0.442)    (0.242)   (0.38)    (3.198)  (3.578)    16.00   (1.7%)   332,288     0.84%     1.13%     90%
1995(g)    16.00    0.18    5.648      5.828    (0.153)   (0.645)  (0.798)    21.03   36.8%    519,891     0.83%     1.13%     83%

                           SERIES B (GROWTH-INCOME)
1991      $20.21   $0.58   $6.953     $7.533   $(0.66)   $(0.233) $(0.893)   $26.85   37.7%   $348,969     0.86%     3.39%     62%
1992       26.85    0.65     .999      1.649    (0.583)   (0.156)  (0.739)    27.76    6.3%    467,208     0.86%     3.22%     56%
1993       27.76    0.64    2.009      2.649    (0.679)     ---    (0.679)    29.73    9.6%    583,599     0.86%     2.63%     95%
1994       29.73    0.51   (1.34)     (0.83)    (0.680)   (1.68)   ( 2.36)    26.54   (3.0%)   595,154     0.84%     2.07%     43%
1995(g)    26.54    0.79    7.16       7.95     (0.540)     ---    (0.540)    33.95   30.1%    795,113     0.83%     2.70%     94%

                            SERIES C (MONEY MARKET)
1991(a)   $12.74   $0.69   $0.01      $0.70    $(0.92)    $ ---    $(0.92)   $12.52    5.6%    $86,610     0.61%     5.42%     ---
1992       12.52    0.43   (0.03)      0.40     (0.71)      ---     (0.71)    12.21    3.2%     87,246     0.61%     3.19%     ---
1993       12.21    0.29    0.027      0.317    (0.437)     ---    (0.437)    12.09    2.6%     99,092     0.61%     2.65%     ---
1994       12.09    0.41    0.035      0.445    (0.265)     ---    (0.265)    12.27    3.7%    118,668     0.61%     3.70%     ---
1995(g)    12.27    0.74   (0.085)     0.655    (0.585)     ---    (0.585)    12.34    5.4%    105,436     0.60%     5.27%     ---

                           SERIES D (WORLDWIDE EQUITY)
1991(a)(b) $3.97   $0.15   $0.34      $0.49    $(0.55)    $ ---    $(0.55)    $3.91   12.7%    $11,688     1.58%     3.95%    113%
1992(a)     3.91    0.02   (0.122)    (0.102)   (0.048)     ---    (0.048)     3.76   (2.6%)    25,183     1.62%     0.50%     81%
1993(a)     3.76    0.02    1.17       1.19     (0.006)     ---    (0.006)     4.94   31.6%     98,252     1.42%     0.38%     70%
1994(a)     4.94    0.02    0.115      0.135    (0.005)     ---    (0.005)     5.07    2.7%    147,033     1.34%     0.50%     82%
1995        5.07    0.05    0.4989     0.5489   (0.0009)  (0.058)  (0.0589)    5.56   10.9%    177,781     1.31%     0.90%    169%

                          SERIES E (HIGH GRADE INCOME)
1991      $11.67   $0.76   $1.17      $1.93    $(0.78)    $ ---   $(0.78)    $12.82   17.0%    $63,602     0.86%     8.24%     24%
1992       12.82    0.78    0.168      0.948    (0.748)     ---    (0.748)    13.02    7.4%     81,440     0.86%     7.41%     76%
1993       13.02    0.64    1.02       1.66     (0.79)    (0.11)   (0.90)     13.78   12.6%    112,900     0.86%     6.21%    151%
1994       13.78    0.76   (1.713)    (0.953)   (0.69)    (0.617)  (1.307)    11.52   (6.9%)   107,078     0.85%     6.74%    185%
1995(g)    11.52    0.74    1.36       2.10     (0.76)      ---    (0.76)     12.86   18.6%    125,652     0.85%     6.60%    180%

                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL


                           SERIES J (EMERGING GROWTH)
1992(c)   $10.00     $0.01     $2.46      $2.47     $ ---    $  ---    $ ---
1993       12.47     (0.01)     1.711      1.701    (0.001)     ---      ---
1994       14.17     (0.01)    (0.713)    (0.723)     ---     (0.007)    ---
1995(g)    13.44      0.04      2.58       2.62       ---       ---      ---

                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                     SERIES J (EMERGING GROWTH) (CONTINUED)
1992(c)   $  ---          $12.47      24.7%    $ 7,113    1.06%       0.22%          4%
1993       (0.001)         14.17      13.6%     42,096    0.91%      (0.14%)       117%
1994       (0.007)         13.44      (5.1%)    76,940    0.88%      (0.11%)        91%
1995(g)      ---           16.06      19.5%     93,379    0.84%       0.26%        202%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                          SERIES K (GLOBAL AGGRESSIVE)
1995(a)(e)(f)$10.00 $ 0.54    $ 0.22     $ 0.76    $(0.466)  $(0.044)  $(0.03)


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                    SERIES K (GLOBAL AGGRESSIVE) (CONTINUED)
1995(a)(e)$(0.540)       $ 10.22       7.6%    $ 5,678    1.63%      11.03%        127%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                     SERIES M (SPECIALIZED ASSET ALLOCATION)
1995(a)(e)$10.00     $0.169    $0.541     $0.71     $ ---     $ ---    $ ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

               SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)
1995(a)(e)$  ---          $10.71       7.1%    $15,976    1.94%        3.2%        181%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                       SERIES N (MANAGED ASSET ALLOCATION)
1995(a)(e)$10.00     $0.156    $0.574     $0.73     $ ---     $ ---    $ ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                 SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
1995(a)(e)$  ---          $10.73       7.3%    $10,580    1.90%        2.8%         26%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                            SERIES O (EQUITY INCOME)
1995(a)(e)$10.00     $0.166    $1.534     $1.70     $ ---     $ ---    $ ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                      SERIES O (EQUITY INCOME) (CONTINUED)
1995(a)(e)$  ---          $11.70      17.0%    $13,528    1.40%        3.0%          3%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                           SERIES S (SOCIAL AWARENESS)
1991(c)   $10.00     $0.05     $0.50      $0.55     $ ---     $ ---    $ ---
1992(a)    10.55      0.03      1.691      1.721    (0.021)     ---      ---
1993       12.25      0.02      1.432      1.452    (0.012)     ---      ---
1994       13.69      0.08     (0.595)    (0.515)   (0.02)    (0.185)    ---
1995(g)    12.97      0.09      3.507      3.597    (0.077)     ---      ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                     SERIES S (SOCIAL AWARENESS) (CONTINUED)
1991(c)   $  ---          $10.55       5.5%    $ 2,711    1.00%       1.49%        162%
1992(a)    (0.021)         12.25      16.4%      9,653    0.92%       0.24%        110%
1993       (0.012)         13.69      11.9%     19,490    0.90%       0.23%        105%
1994       (0.205)         12.97      (3.7%)    24,539    0.90%       0.75%         67%
1995(g)    (0.077)         16.49      27.7%     36,830    0.86%       0.75%        122%



(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Effective May 1, 1991, the investment objective of Series D was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

(c) Series J and Series S were initially capitalized on October 1, 1992 and April 23, 1991, respectively, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(d) Total return information does not take into account any charges paid at the time of purchase.

(e) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been 2.03% for Series K

(g) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

           1995
           ----
Series A   0.83%
Series B   0.83%
Series C   0.60%
Series E   0.85%
Series J   0.83%
Series S   0.84%

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


     1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Its shares are currently issued in eleven series with each series, in effect, representing a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

     A. SECURITIES VALUATION--Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined, the securities are valued at the best available current bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except that securities purchased with 60 days or less to maturity are valued at amortized cost.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject Series D, K, M and N to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Series D does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctutation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates their portion of the results of operations resulting in foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M and N may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Series M utilizes futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, Series M may pay departing shareholders from cash balances and reduce futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securitites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

     G. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian expense disclosed in the Statement of Operations does not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K and S and 1.00% for Series D, M, N and O. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and
 .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average net assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Templeton Quantitative Advisors, Inc., for research provided to Series M, an annual fee equal to .30% of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25% of the average net assets invested in equity securities in excess of $50,000,000. The Investment Manager also pays Meridian Investment Management Corporation, for research provided to Series M, an annual fee equal to .20% of the average net assets of that Series.

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 1995, SMC agreed to limit the total expenses for Series K, M, N and O to an annual rate of 2% of the average daily net asset value of each respective Series. As a result, SMC reimbursed Series K $10,260.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund, plus the greater of .10% of the average net assets of Series D or $60,000, and with respect to Series K, M, and N, an annual fee equal to the greater of .10% of each Series average net assets or (i) $30,000 in the year ending April 29, 1996, (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. SMC has arranged for LMC to provide certain administrative services relating to Series D and K, including performing certain accounting and pricing functions. LMC is compensated directly by SMC for providing these services.

     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include Security Management Company.

     3. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1995, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                               SERIES B    SERIES C    SERIES D     SERIES E
                 SERIES A      (Growth      (Money    (Worldwide   (High Grade
                 (Growth)      Income)      Market)     Equity)      Income)
                 --------      -------      -------     -------      -------
Aggregate
gross unrealized
appreciation...$119,999,053  $145,071,364     $5,540  $12,077,884  $6,920,235
Aggregate
gross unrealized
depreciation..    (889,074)   (1,122,308)   (17,287)  (4,360,638)    (17,327)
               ------------  ------------  ---------  -----------  ----------
Net unrealized
appreciation
(depreciation).$119,109,979  $143,949,056  $(11,747)  $7,717,246   $6,902,908
               ============  ============  =========  ==========   ==========


                                       SERIES M     SERIES N
                SERIES J   SERIES K  (Specialized   (Managed  SERIES O SERIES S
                (Emerging   (Global       Asset       Asset   (Equity  (Social)
                  Growth)  Aggressive) Allocation) Allocation) Income) Awareness
                  -------  ----------- ----------- ----------- ------- ---------
Aggregate
gross unrealized
appreciation...$14,009,058  $116,398   $535,407   $512,236 $1,013,116 $8,073,962
Aggregate
gross unrealized
depreciation...(2,397,322)  (32,037)  (424,833)  (126,752)    (6,994)  (430,433)
               -----------  --------  ---------  --------- ---------- ----------
Net unrealized
appreciation
(depreciation).$11,611,736  $84,361   $110,574   $385,484  $1,006,122 $7,643,529
               ===========  ========  =========  ========= ========== ==========

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. Series A and D hereby designate $14,936,574 and $1,767,208, respectively as capital gains dividends attributable to the year ended December 31, 1995, for the purpose of the dividends paid deduction on the Series' federal income tax return. At December 31, 1995, Series E has a capital loss carryforward of $10,048,772 which is available to offset future taxable gains and expires in 2002.

     4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 1995, (excluding overnight investments and short-term debt securities) are as follows:

                                                                                      SERIES M    SERIES N
                        SERIES B     SERIES D     SERIES E     SERIES J    SERIES K (Specialized  (Managed     SERIES O    SERIES S
           SERIES A     (Growth     (Worldwide  (High Grade   (Emerging     (Global     Asset       Asset      (Equity     (Social
           (Growth)     Income)      Equity)      Income)      Growth)    Aggressive)Allocation) Allocation)   Income)    Awareness)
Purchases$393,830,712 $628,045,592 $288,646,471 $212,141,293 $161,676,352 $6,866,260 $23,169,751 $11,547,147 $10,251,212 $37,612,078
Proceeds
 from
 sales   $335,823,381 $606,571,375 $255,501,436 $204,716,876 $155,644,178 $2,667,810 $10,950,767 $ 2,468,781   $ 103,432 $32,358,868

     5. FORWARD FOREIGN EXCHANGE CONTRACTS

     At December 31, 1995, Series D had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                                 UNREALIZED GAIN
  CURRENCY               SETTLEMENT DATE        CONTRACT AMOUNT           CONTRACT RATE       CURRENT RATE         AT 12-31-95
  --------               ---------------        ---------------           -------------       ------------         -----------
Deutsche Mark               05/06/96              $ 3,525,203                 1.4064              1.4287             $ 55,023
Japanese Yen                01/31/96                  591,547                86.1500            102.8915               96,251
Japanese Yen                02/14/96                3,168,826                90.4200            102.6844              378,478
Japanese Yen                02/20/96                3,390,166                94.2900            102.5956              274,450
Japanese Yen                02/20/96                  847,587                95.3600            102.5956               59,776
Japanese Yen                02/20/96                4,129,226                95.3300            102.5956              292,423
Japanese Yen                03/06/96               10,191,843                98.3200            102.3453              400,851
Japanese Yen                06/28/96                8,468,122                99.8450            100.8701               86,058
                                                   ----------                                                      ----------
                                                  $34,312,520                                                      $1,643,310
                                                   ==========                                                      ==========

     6. FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended December 31, 1995, that qualified for the dividends received deduction for corporate shareholders was 28%, 29%, 0%, 11%, 0%, 100%, 0%, 7%, 31%, 8% and
100%, of the amount taxable as ordinary income for Series A, B, C, D, E, J, K, M, N, O and S, respectively, in accordance with the provisions of the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS


THE CONTRACT OWNERS AND BOARD OF DIRECTORS
SBL FUND


We have audited the accompanying balance sheet and statement of net assets of SBL Fund (comprised of the Series A, B, C, D, E, J, K, M, N, O and S portfolios) (the Fund) as of December 31, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended of the Series A, B, C, D, E, J and S portfolios and the related statements of operations and changes in net assets and financial highlights for the period from June 1, 1995 (commencement of operations) to December 31, 1995 of the Series K, M, N and O. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising SBL Fund at December 31, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


Kansas City, Missouri
January 26, 1996

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------


DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Harold G. Worswick


OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Terry Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



[SDI LOGO}

700 SW Harrison St.                                               BULK RATE
Topeka, KS 66636-0001                                         U.S. POSTAGE PAID
(913) 295-3112                                                   TOPEKA, KS
(800) 888-2461                                                 PERMIT NO. 385

                                    SBL FUND

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.   Financial Statements

               Included in Part A of this Registration Statement:

                     Per Share Income and Capital Changes

               To be included in Part B of this Registration Statement:

                     The audited financial statements contained in the most recent Annual Report of SBL Fund for fiscal year ended December 31, 1995, and the unaudited financial statements of Series P for the period August 5, 1996 (date of inception) to December 31, 1996, are incorporated by reference in Part B of this Registration Statement.

          b.   Exhibits:

                 (1)   Articles of Incorporation.
                 (2)   Corporate Bylaws of Registrant.(a)
                 (3)   Not applicable.
                 (4)   Not applicable.
                 (5)   (a) Investment Advisory Contract.
                       (b) Sub-Advisory Contract - Lexington (Series D).(a)
                       (c) Sub-Advisory Contract - Lexington (Series K).(a)
                       (d) Sub-Advisory Contract - T. Rowe Price (Series N).(a)
                       (e) Sub-Advisory Contract - T. Rowe Price (Series O).(a)
                       (f) Quantitative Research Agreement - Meridian.(a)
                 (6)   Not applicable.
                 (7)   Form of Non-Qualified Deferred Compensation Plan.(a)
                 (8)   (a) Custodian Agreement - UMB.
                       (b) Global Custodian Agreement -
                              Chase Manhattan Bank (Series D).(a)
                       (c) Global Custodian Agreement -
                              Chase Manhattan Bank (Series K).(a)
                       (d) Global Custodian Agreement -
                              Chase Manhattan Bank (Series M).(a)
                       (e) Global Custodian Agreement -
                              Chase Manhattan Bank (Series N).(a)
                       (f) Global Custodian Agreement -
                              Chase Manhattan Bank (Series O).(a)
                 (9)   (a) Administrative Services and Transfer Agency Agreement
                       (b) Sub-Administrative Agreement.(a)
                       (c) Analytical Research Agreement - Templeton.(b)
                (10) Opinion of counsel as to the legality of the securities offered.(a)
                (11)   Consent of Independent Auditors.
                (12)   Not applicable.
                (13)   Not applicable.
                (14)   Not applicable.
                (15)   Not applicable.
                (16)   Schedule of Computation of Performance.
                (17)   Financial Data Schedules.
                (18)   Not applicable.

(a)    Incorporated   herein  by  reference  to  the  Exhibits  filed  with  the
       Registrant's Post-Effective Amendment No. 26 to Registration Statement No. 2-59353 (November 1, 1995).

(b)    Incorporated   herein  by  reference  to  the  Exhibits  filed  with  the
       Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-59353 (April 29, 1996).

(c)    Incorporated   herein  by  reference  to  the  Exhibits  filed  with  the
       Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 2-59353 (August 5, 1996).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 31, 1997

                 (1)                         (2)
                                       NUMBER OF RECORD
            TITLE OF CLASS               SHAREHOLDERS

              Series A                         24
              Series B                         24
              Series C                         29
              Series D                         21
              Series E                         23
              Series S                         17
              Series J                         14
              Series K                         16
              Series M                         14
              Series N                         14
              Series O                         14

ITEM 27.  INDEMNIFICATION

          A policy of insurance covering Security Management Company, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

          Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

              30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

              No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

              In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

              On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

          "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

              A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

              B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

              C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

              D. for any transaction from which the director derived an improper personal benefit."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

          SECURITY MANAGEMENT COMPANY, LLC:

         Security Management Company, LLC also acts as Investment Manager to Security Cash Fund, Security Equity Fund, Security Income Fund, Security Growth and Income Fund, Security Tax-Exempt Fund and Security Ultra Fund.

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------
         James R. Schmank       President (Interim), Treasurer, Chief Fiscal
                                Officer and Managing Member Representative
                                       Security Management Company, LLC
                                Vice President and Director
                                       Security Distributors, Inc.
                                Vice President and Interim Chief
                                Investment Officer
                                       Security Benefit Group, Inc.
                                       Security Benefit Life Insurance Company
                                Vice President and Treasurer
                                       Security Growth and Income Fund, Security
                                       Income Fund, Security Cash Fund, Security
                                       Tax-Exempt Fund, Security Ultra Fund,
                                       Security Equity Fund, SBL Fund

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------

         Jeffrey B. Pantages    President, Chief Investment Officer and Director
                                       Security Management Company
                                       (until June 1996)
                                Director
                                       Security Cash Fund, Security Income Fund,
                                       Security Tax-Exempt Fund, SBL Fund,
                                       Security Growth and Income Fund,
                                       Security Equity Fund, Security Ultra Fund
                                Senior Vice President and
                                Chief Investment Officer
                                       Security Benefit Life Insurance Company,
                                       Security Benefit Group, Inc.
                                Director
                                       Mulvane Art Center
                                       Mulvane Art Museum
                                       Washburn University
                                       17th & Jewell
                                       Topeka, Kansas
                                       United Way of Greater Topeka
                                       P.O. Box 4188
                                       Topeka, Kansas

         John D. Cleland        Senior Vice President and Managing
                                Member Representative
                                       Security Management Company, LLC
                                President and Director
                                       Security Cash Fund, Security Income Fund,
                                       Security Tax-Exempt Fund, SBL Fund,
                                       Security Growth and Income Fund,
                                       Security Equity Fund, Security Ultra Fund
                                Senior Vice President
                                       Security Benefit Life Insurance Company
                                       Security Benefit Group, Inc.
                                Vice President and Director
                                       Security Distributors, Inc.
                                Trustee and Treasurer
                                       Mount Hope Cemetery Corporation
                                       4700 SW 17th
                                       Topeka, Kansas
                                Trustee and Investment Committee Chairman
                                       Topeka Community Foundation
                                       5100 SW 10th
                                       Topeka, Kansas

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------

         James W. Lammers       Senior Vice President and Director
                                       Security Management Company, LLC
                                       Security Distributors, Inc.
                                Director (until November 1996)
                                       Security Management Company

         Donald E. Caum         Director (until November 1996)
                                       Security Management Company
                                Senior Vice President
                                       Security Benefit Life Insurance Company
                                       Security Benefit Group, Inc.
                                Director
                                       YMCA Metro, Topeka, Kansas
                                Executive Director
                                       Jayhawk Area Council Boy
                                       Scouts of America,
                                       Topeka, Kansas
                                       Metropolitan Ballet, Topeka, Kansas

         James L. Woods         Senior Vice President
                                       Security Management Company, LLC
                                       Security Benefit Life Insurance Company
                                       Security Benefit Group, Inc.

         Mark E. Young          Vice President
                                       Security Growth and Income Fund, Security
                                       Income Fund, Security Cash Fund, Security
                                       Tax-Exempt Fund, Security Ultra Fund,
                                       Security Equity Fund, SBL Fund, Security
                                       Management Company, LLC,
                                       Security Distributors, Inc.
                                Assistant Vice President
                                       Security Benefit Life Insurance Company
                                       First Security Benefit Life Insurance
                                       and Annuity Company of New York
                                       Security  Benefit Group, Inc.
                                Trustee
                                       Topeka Zoological Foundation,
                                       Topeka, Kansas

         Terry A. Milberger     Senior Portfolio Manager and Vice President
                                       Security Management Company, LLC
                                Vice President
                                       Security Equity Fund, SBL Fund

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------

         Jane A. Tedder         Vice President and Senior Portfolio Manager
                                       Security Management Company, LLC
                                Vice President
                                       Security Income Fund, SBL Fund,
                                       Security Equity Fund

         Gregory A. Hamilton    Second Vice President
                                       Security Management Company, LLC
                                Assistant Vice President
                                       Security Income Fund, SBL Fund,
                                       Security Equity Fund,
                                       Security Tax-Exempt Fund
                                Director
                                       Downtown Topeka, Inc., Topeka, Kansas
                                Trustee
                                       Kansas State University Foundation,
                                       Manhattan, Kansas

         Amy J. Lee             Vice President and Associate General Counsel
                                       Security Benefit Life Insurance Company,
                                       Security Benefit Group, Inc.
                                Secretary
                                       Security Management Company, LLC,
                                       Security Distributors, Inc.,
                                       Security Cash Fund, Security Equity Fund,
                                       Security Tax-Exempt Fund,
                                       Security Ultra Fund, SBL Fund,
                                       Security Growth and Income Fund,
                                       Security Income Fund

         Brenda M. Harwood      Assistant Vice President,
                                Assistant Treasurer and Assistant Secretary
                                       Security Management Company, LLC
                                Assistant Treasurer and Assistant Secretary
                                       Security Equity Fund,
                                       Security Ultra Fund,
                                       Security Growth and Income Fund,
                                       Security Income Fund,
                                       Security Cash Fund, SBL Fund,
                                       Security Tax-Exempt Fund
                                Treasurer
                                       Security Distributors, Inc.

         Steven M. Bowser       Assistant Vice President and Portfolio Manager
                                       Security Management Company, LLC
                                Assistant Vice President
                                       Security Benefit Life Insurance Company,
                                       Security Benefit Group, Inc.

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------

         Thomas A. Swank        Second Vice President and Portfolio Manager
                                       Security Management Company, LLC
                                Second Vice President
                                       Security Benefit Life Insurance Company,
                                       Security Benefit Group, Inc.

         Barbara J. Davison     Assistant Vice President and Portfolio Manager
                                       Security Management Company, LLC
                                Assistant Vice President
                                       Security Benefit Life Insurance Company,
                                       Security Benefit Group, Inc.
                                Vice-Chairman
                                       Topeka Chapter American Red Cross
                                       Topeka, Kansas

         Cindy L. Shields       Assistant Vice President and Portfolio Manager
                                       Security Management Company, LLC
                                Assistant Vice President
                                       Security Ultra Fund, SBL Fund

         Larry L. Valencia      Assistant Vice President and
                                Senior Research Analyst
                                       Security Management Company, LLC

         James P. Schier        Assistant Vice President and Portfolio Manager
                                       Security Management Company, LLC

         Martha L. Sutherland   Second Vice President
                                       Security Management Company, LLC
                                Vice President
                                       Security Benefit Life Insurance Company
                                       Security Benefit Group, Inc.

         *Located at 700 Harrison, Topeka, Kansas 66636-0001

         LEXINGTON MANAGEMENT CORPORATION:

         Lexington Management Corporation, sub-adviser to Series K (Global Aggressive Bond Series), acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------

         Robert M. DeMichele    President and Director
                                       Lexington Global Asset Managers, Inc.
                                Chairman and Chief Executive Officer
                                       Lexington Management Corporation,
                                       Lexington Funds Distributor, Inc.
                                Director
                                       Chartwell Re Corporation,
                                       The Navigator's Insurance Group, Inc.,
                                       Unione Italiana Reinsurance,
                                       Vanguard Cellular Systems, Inc.
                                Chairman of the Board
                                       Lexington Group of Investment Companies,
                                       Market Systems Research, Inc.,
                                       Market Systems Research Advisors, Inc.

         Richard M. Hisey       Executive Vice President and
                                Chief Financial Officer
                                       Lexington Global Asset Managers, Inc.
                                Chief Financial Officer, Managing Director and Director
                                       Lexington Management Corporation
                                Chief Financial Officer, Vice President
                                and Director
                                       Lexington Funds Distributor, Inc.
                                Vice President and Treasurer
                                       Market Systems Research Advisors, Inc.
                                Chief Financial Officer and Vice President
                                       Lexington Group of Investment Companies

         Lawrence Kantor        Executive Vice President and
                                General Manager-Mutual Funds
                                       Lexington Global Asset Managers, Inc.

                                Executive Vice President,
                                Managing Director and Director
                                       Lexington Management Corporation
                                Executive Vice President and Director
                                       Lexington Funds Distributor, Inc.
                                Vice President and Director
                                       Lexington Group of Investment Companies

         Stuart S. Richardson   Chairman of the Board
                                       Lexington Global Asset Managers, Inc.
                                Director
                                        Lexington Management Corporation

         *Located at P.O. Box 1515, Saddle Brook, New Jersey 07663.

         MFR ADVISORS, INC.

         Lexington Management Corporation contracts with MFR Advisors, Inc. to provide advisory services for Series K (Global Aggressive Bond Series). MFR Advisors, Inc. serves as sub-adviser to one investment company other than Registrant.

                                Business* and Other Connections of the Executive
                  Name          Officers and Directors of Registrant's Adviser
         ---------------------- ------------------------------------------------

         Maria Fiorini Ramirez  Chief Executive Officer, President and Director
                                       MFR Advisors, Inc.
                                Director
                                       Statewide Savings Bank S.L.A.
                                       of New Jersey
                                       Arlington Capital-Offshore
                                       Investment Company
                                       Dorchester Capital-Offshore
                                       Investment Company

         Bruce Jensen           Executive Vice President
                                       MFR Advisors, Inc.

         Timothy F. Downing     Chief Financial Officer
                                       MFR Advisors, Inc.

         *Located at One Liberty Plaza, New York, New York 10006

         T. ROWE PRICE ASSOCIATES, INC.

         T. Rowe Price Associates, Inc., sub-adviser to Series N and O, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1996, the firm and its affiliates managed over $95 billion for over 4.5 million individual and institutional investor accounts.

         Listed below are the Directors of T. Rowe Price who have other substantial businesses, professions, vocations, or employment aside from that of Director of T. Rowe Price:

         James E. Halbkat, Jr., President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

         Richard L. Menschel, limited partner of the Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

         John W. Rosenblum, Dean of the Jepson School of Leadership Studies at the University of Richmond, and a Director of: Chesapeake Corporation, a manufacturer of paper products, Camdus Corp., a provider of printing and communication services, Comdial Corporation, a manufacturer of telephone systems for businesses, Cone Mills Corporation, a textiles producer, and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is University of Richmond, Virginia 23173.

         Robert L. Strickland, Chairman of Loew's Companies, Inc., a retailer of specialty home supplies, and a Director of Hannaford Bros. Co., a food retailer. Mr. Strickland's address is 604 Piedmont Building, Winston-Salem, North Carolina 27104.

         Philip C. Walsh, Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is Pleasant Valley, Peapack, New Jersey 07977.

         Ann Marie Whittemore, partner of the law firm of McGuire, Woods, Battle and Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation, the James River Corporation of Virginia, and Albermarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

     With the exception of Messrs. Halbkat, Rosenblum, Strickland, Walsh and Mrs. Whittemore (listed above), all Directors of T. Rowe Price are employees of T. Rowe Price. Listed below are the additional Directors and the principal executive officer of T. Rowe Price:

         James S. Riepe, George A. Roche, M. David Testa, Henry H. Hopkins, Charles P. Smith and Peter Van Dyke.

         George J. Collins, Chief Executive Officer and President of T. Rowe Price.

     The address of each of the above individuals is 100 East Pratt Street, Baltimore, Maryland 21202.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a)   Security Equity Fund
               Security Ultra Fund
               Security Income Fund
               Security Growth & Income Fund
               Security Tax-Exempt Fund
               Variflex Variable Annuity Account
               Varilife Variable Annuity Account
               Parkstone Variable Annuity Account
               Security Varilife Separate Account
               Variflex LS Variable Annuity Account

         (b)   Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, and Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404. Records relating to the duties of the Registrant's custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245.

ITEM 31. MANAGEMENT SERVICES

         Not applicable.

ITEM 32. UNDERTAKINGS

         (a)   Not applicable.

         (b) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

         (c) Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 7th day of February, 1997.

                                                       SBL FUND
                                                   (The Registrant)

                                   By:        JOHN D. CLELAND, President
                                       -----------------------------------------
                                              John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                   Date:           February 7, 1997
                                       -----------------------------------------


WILLIS A. ANTON, JR.                Director
-----------------------------------
Willis A. Anton, Jr.

DONALD A. CHUBB, JR.                Director
-----------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                     President and Director
-----------------------------------
John D. Cleland

DONALD L. HARDESTY                  Director
-----------------------------------
Donald L. Hardesty

PENNY A. LUMPKIN                    Director
-----------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.                 Director
-----------------------------------
Mark L. Morris, Jr.

JEFFREY B. PANTAGES                 Director
-----------------------------------
Jeffrey B. Pantages

HUGH L. THOMPSON                    Director
-----------------------------------
Hugh L. Thompson

                                  EXHIBIT INDEX

  (1)    Articles of Incorporation
  (2)    None
  (3)    None
  (4)    None
  (5)    (a)   Investment Advisory Contract
         (b)   None
         (c)   None
         (d)   None
         (e)   None
         (f)   None
  (6)    None
  (7)    None
  (8)    (a)   Custodian Agreement - UMB
         (b)   None
         (c)   None
         (d)   None
         (e)   None
         (f)   None
  (9)    (a)   Administrative Services and Transfer Agency Agreement
         (b)   None
         (c)   None
 (10)    None
 (11)    Consent of Independent Auditors
 (12)    None
 (13)    None
 (14)    None
 (15)    None
 (16)    Schedule of Computation of Performance
 (17)    Financial Data Schedules
 (18)    None